As filed with the Securities and Exchange Commission on Septemnber 6, 2013

Securities Act File No. 333-175802
Investment Company Act File No. 811-22577

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

Registration Statement under the Securities Act of 1933	[X]
Pre-Effective Amendment No. 1
Post-Effective Amendment No. [ ]
and/or
Registration Statement under the Investment Company Act of 1940	[X]
Amendment No. 1

INVESCO TOTAL PROPERTY MARKET INCOME FUND
(Exact Name of Registrant as Specified in Charter)

11 Greenway Plaza, Suite 1000
 Houston, Texas 77046-1173
(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (713) 626-1919

John M. Zerr, Esquire
11 Greenway Plaza, Suite 1000
 Houston, Texas 77046-1173
(Name and Address of Agent for Service)

Copies to:

Stephen R. Rimes, Esquire Invesco Advisers, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173	E. Carolan Berkley, Esquire Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, Pennsylvania 19103

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  [  ]
It is proposed that this filing will become effective (check appropriate box)
[  ] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, no par value	50,000 Shares	$20.00	$1,000,000	$116.10
(1) Estimated solely for the purpose of calculating the registration fee.
            (2) Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	[______], 2013
The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

[_______] Shares

Invesco

Invesco Total Property Market Income Fund

Common Shares
[Missing Graphic Reference]

Invesco Total Property Market Income Fund (the “Fund”) is a recently organized, non-diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to provide total return through a combination of high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or earn a return on its assets, and you could lose some or all of your investment.

Investment Strategy.  The Fund seeks to achieve its investment objective by investing substantially all of its assets in real estate and real estate-related securities.  The Fund seeks to provide exposure to real estate by accessing the four quadrants of the real estate market: (1) privately offered real estate equity; (2) publicly offered real estate equity; (3) privately offered real estate debt; and (4) publicly offered real estate debt.

(continued on following page)

No Prior History.  The Fund’s common shares of beneficial interest (“Common Shares”) have no history of public trading.  Shares of closed-end funds frequently trade at a discount to their net asset value, which may increase investors’ risk of loss.  This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of this public offering.

Listing.  The Fund expects its Common Shares to be approved for listing on the New York Stock Exchange (“NYSE”), under the symbol “ITP,” subject to notice of issuance.

Investing in the Fund’s Common Shares involves substantial risks.  You could lose some or all of your investment.  Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Fund, including that the Fund employs “financial leverage,” which is summarized in “Prospectus Summary—Principal Risks” beginning on page [__] of this Prospectus.  You should also read the further discussion of the principal risks in “Principal Risks” beginning on page [__] of this Prospectus.  An investment in the Fund should be considered speculative and an investor should be willing to accept the possibility of significant loss.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Price to public	Sales load(2)	Estimated offering expenses	Proceeds to the Fund(3)
Per Share	$[ ]	$[ ]	$[ ]	$[ ]
Total(1)	$[ ]	$[ ]	$[ ]	$[ ]
Total assuming full exercise of the over-allotment option(1)	$[ ]	$[ ]	$[ ]	$[ ]

(notes on following page)

The Underwriters expect to deliver the Common Shares to purchasers on or about [_________], 2013.

[UNDERWRITERS]		[_________]
[__________]

(notes from cover page)

(1)
The Fund has granted the Underwriters  an option to purchase up to [____] additional Common Shares at the price to public, less the sales load, within 45 days of the date of this Prospectus solely to cover overallotments, if any.  If such option is exercised in full, the total price to the public, sales load and proceeds to the Fund will be $[____], $[____] and $[____], respectively.

(2)
Invesco Advisers, Inc., the Fund’s investment adviser (the “Adviser”), (and not the Fund) has agreed to pay, from its own assets, a structuring fee to each of [______].  The Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering.  Because these fees are paid by the Adviser, they are not reflected under Sales load in the table above. See “Underwriting—Other Relationships.”

(3)
The Fund (and, indirectly, the holders of Common Shares) will pay offering expenses (other than the sales load) up to an aggregate of $[___] per Common Share sold in this offering.  The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) to the extent that they exceed $[____] per Common Share , including pursuant to the over-allotment option.  The aggregate offering expenses (other than the sales load) to be paid by the Fund currently are estimated to be $[____].  Proceeds to the Fund are calculated after expenses.

(continued from cover page)

The Fund will invest, under normal circumstances, at least 80% of its Managed Assets in real estate and real estate-related investments located in the U.S. and in non-U.S. countries.  The Fund considers an investment in real estate to be an ownership interest in real property and anything permanently affixed to the real property, such as buildings. The Fund considers an investment to be real estate-related if at least 50% of the investment’s assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate.  Some examples of investments that may be real estate-related include (i) real estate investment trusts (“REITs”) or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools, (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages, and (iii) debt instruments that are supported by underlying real estate collateral.  This 80% policy may be changed by the Board of Trustees of the Fund upon providing 60 days’ written notice to shareholders.  “Managed Assets” means the Fund’s net assets, plus the amount of any borrowings incurred for the purpose of leverage and the assets attributable to outstanding preferred shares, if any.

The Fund will invest in both privately and publicly offered real estate equity.

Privately offered real estate equity investments include existing, substantially leased (typically 70% or greater occupancy at the time of investment) income-producing properties located in metropolitan areas that exhibit reasonable economic diversification, such as office buildings, retail space, multifamily properties, hotels, nursing homes, hospitals, agricultural property, and industrial and warehouse properties. Privately offered real estate equity investments will be made exclusively through a wholly owned limited or private REIT (the “REIT Subsidiary”), which is also managed by the Adviser, that invests through wholly owned special purpose companies in properties with a focus on stable income and quality locations. Investment through the REIT Subsidiary involves risks, including the risk that failure of the REIT Subsidiary to qualify as a REIT will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Fund, which are summarized in “Prospectus Summary—REIT Subsidiary Risk” beginning on page [  ] of this Prospectus and more fully described in “Principal Risks—REIT Subsidiary Risk” beginning on page [  ] of this Prospectus.  Publicly offered real estate equity may include common and preferred stocks, rights and warrants to purchase common stock, depositary receipts and REITs or similar vehicles.

The Fund will invest in both privately and publicly offered real estate debt.

Privately offered real estate debt may be characterized by secured and unsecured loans backed directly or indirectly by real estate assets. The Fund will make (“originate”) loans directly to borrowers, which will subject the Fund to additional risks and expenses. Publicly offered real estate debt may include, but is not limited to, corporate debt obligations of real estate-related entities, commercial mortgage-backed securities and other structured securities backed directly or indirectly by real estate assets.  The Fund may invest in debt securities of any credit quality, maturity and duration, including below investment grade debt. The maturity or duration of the Fund’s debt investments will depend on changing interest rates. Given the current interest rate environment, the Fund expects that the Fund’s initial duration of public and private debt investments will be approximately 3 years.

Initially, the Fund will invest in publicly offered real estate equity and debt securities offered by U.S. issuers.  Based on current market conditions, the Adviser anticipates that over time the Fund will invest up to 50% of its assets in publicly offered real estate-related equity and debt securities of non-U.S. issuers, including issuers from emerging markets.

Investment Adviser.  The Fund’s investment adviser is Invesco Advisers, Inc.  The Adviser is a wholly owned subsidiary of Invesco Ltd. (“Invesco”), which is a diversified asset management firm with $705.6 billion under management at June 30, 2013. The Adviser’s principal office is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309.  The Fund’s portfolio management team is part of an investment center of the Adviser known as Invesco Real Estate.  Invesco Real Estate managed approximately $53.2 billion in real estate investments in private real estate, real estate securities and real estate debt as of June 30, 2013 and employs approximately 350 persons in 18 offices worldwide.

The Adviser has entered into a sub-advisory agreement with Invesco Asset Management Limited (“Invesco Asset Management”), pursuant to which Invesco Asset Management may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.  Invesco Asset Management is a registered investment adviser under the Investment Advisers Act of 1940, and an indirect wholly owned subsidiary of Invesco. Invesco Asset Management’s principal office is located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom.

Leverage.  The Fund anticipates employing leverage through borrowing, but it may also employ leverage through the issuance of preferred shares or commercial paper, or any combination of these approaches.  The Fund expects to use borrowing such that the amount of leverage proceeds does not exceed 33 1/3% of the Fund’s Managed Assets.  The Fund intends to enter into a credit facility as soon as practical upon completion of this offering. The Fund has no current intention to issue preferred shares. Use of financial leverage creates an opportunity for increased income and return for holders of Common Shares (“Common Shareholders”), but also may magnify loss on an investment, creating special risks (including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares).  There can be no assurance that a leveraging strategy will be utilized or will be successful.  The investment advisory fees paid by the Fund will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from the borrowing and/or the issuance of preferred shares and/or commercial paper, so the fee will be higher when leverage is utilized.  This may create a conflict of interest between the Adviser and Common Shareholders, as providers of the borrowing or holders of the preferred shares/commercial paper do not bear the investment advisory fee; rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds.  This means that Common Shareholders effectively bear the entire investment advisory fee.

This Prospectus sets forth concisely information about the Fund that you should know before investing.  Please read this Prospectus carefully before deciding whether to invest and retain it for future reference.  A Statement of Additional Information dated [______], 2013 (the “SAI”) has been filed with the SEC.  The Fund’s SAI and, when available, the Fund’s annual and semi-annual reports to shareholders can be obtained without charge, and any other shareholder inquiries, including requests for additional information about the Fund, can be made by calling (800) 341-2929 or by writing to the Fund.  The Fund’s annual report and semi-annual report, when available, can also be obtained without charge on our web site at www.invesco.com/us.  A table of contents to the SAI is located on page [__] of this Prospectus.  This Prospectus incorporates by reference the entire SAI.  The SAI is available along with other Fund-related materials at: the SEC’s public reference room in Washington, DC (call 202-551-8090 or 800-732-0330 for information on the operation of the reference room); the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Until [______], 2013 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus.  This delivery requirement is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS
Page
Prospectus summary	1
Summary of Fund expenses	[__]
The Fund	[__]
Use of proceeds	[__]
Investment objective and policies	[__]
The Fund’s investments	[__]
Investment policies	[__]
Operation expenses	[__]
Use of financial leverage	[__]
Principal risks	[__]
Management of the Fund	[__]
Net asset value	[__]
Distributions	[__]
Dividend reinvestment plan	[__]
Description of capital structure	[__]
Anti-Takeover and other provisions in the Fund’s Governing Documents	[__]
Closed-end fund structure	[__]
Tax matters	[__]
Underwriting	[__]
Administrator, custodian, dividend paying agent, transfer agent and registrar	[__]
Reports to shareholders	[__]
Legal matters	[__]
Independent registered public accounting firm	[__]
Additional information	[__]
Privacy principles of the Fund	[__]
Table of contents of the Statement of Additional Information	[__]

The Fund has not, and the Underwriters have not, authorized anyone to give you any information or to represent anything not contained in this Prospectus.  You must not rely on any unauthorized information or representations not contained in this Prospectus.  The Fund is not, and the Underwriters are not, offering to sell, and seeking offers to buy, Common Shares in jurisdictions where offers and sales are not permitted.  The information contained in this Prospectus is subject to change after the date of this Prospectus, regardless of the time of delivery of this Prospectus or any sale of Common Shares.  The Fund will amend this Prospectus if, during the period that this Prospectus is required to be delivered, there are any material changes subsequent to the date of this Prospectus.  You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus.  The Fund’s business, financial condition and prospects may have changed since that date.

Prospectus summary

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund’s Common Shares.  You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (“SAI”).  In particular, you should carefully consider the risks of investing in the Fund’s Common Shares, as discussed under “Principal Risks.”

THE FUND

Invesco Total Property Market Income Fund (the “Fund”) is a recently organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware.

THE OFFERING

The Fund is offering common shares of beneficial interest at an initial offering price of $[___] per share (the “Common Shares”), through a group of underwriters (the “Underwriters”) led by [ ].  The Fund has given the Underwriters an option to purchase up to [___] additional Common Shares at the public offering price, less the sales load, within 45 days from the date of the Prospectus to cover over-allotments, if any.  See “Underwriting.”  The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) to the extent that they exceed $[____] per Common Share, including pursuant to the over-allotment option. Therefore, offering expenses payable by the Fund are estimated to be $[    ] per Common Share. You must purchase at least [___] Common Shares ($[___]) in order to participate in this offering.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide total return through a combination of high current income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees of the Fund upon providing 60 days’ written notice to shareholders.

The Fund seeks to provide exposure to real estate by accessing the four quadrants of the real estate market: (1) privately offered real estate equity; (2) publicly offered real estate equity; (3) privately offered real estate debt; and (4) publicly offered real estate debt.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its Managed Assets in real estate and real estate-related investments located in the U.S. and in non-U.S. countries.  The Fund considers an investment in real estate to be an ownership interest in real property and anything permanently affixed to the real property, such as buildings.  The Fund considers an investment to be real estate-related if at least 50% of the investment’s assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate.  Real estate-related investments include:  (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools; (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages; and (iii) debt instruments that are supported by underlying real estate collateral.  The Fund’s 80% policy includes for-lease multi-family residential dwellings in the definition of real estate and real estate-related investments, but does not include U.S. single family, detached housing.  This 80% policy may be changed by the Board of Trustees of the Fund upon providing 60 days’ written notice to shareholders. “Managed Assets” means the Fund’s net assets, plus the amount of any borrowings incurred for the purpose of leverage and the assets attributable to outstanding preferred shares, if any.

INVESTMENT PHILOSOPHY AND INVESTMENT PROCESS

The Adviser uses an investment process that focuses on top-down fundamentals of domestic and international real estate markets and property types, combined with a bottom-up analysis of local market conditions.  The Adviser allocates Fund assets among the four quadrants on the basis of their relative value opportunities and risk characteristics, and allocates Fund assets within the four quadrants based on the Adviser’s investment selection methodologies for each quadrant, as discussed below.

Privately offered real estate equity investment process

The Fund’s portfolio management team is part of an investment center of the Adviser known as Invesco Real Estate.  Invesco Real Estate begins its investment process for privately offered real estate equity by developing a strategic plan for direct investments in real estate.  The strategic plan incorporates the relative attractiveness of various real estate investment markets and property types.  Once these real estate investment markets and property types have been targeted, Invesco Real Estate focuses on asset-specific investment opportunities and engages in due diligence on specific properties, which includes physical, financial and market analyses that incorporate the property’s historical performance, lease terms and rollover/tenant credit, and the investment’s anticipated future returns.

During the purchase period, closing services professionals conduct an evaluation of engineering, legal, environmental liability and risk management issues utilizing independent consultants. Closing services professionals are responsible for anticipating and mitigating potential issues, keeping third-party costs at a minimum, and finalizing the transaction according to the terms and conditions of the purchase agreement, making any price adjustments required as a result of the due diligence.  Once a property is purchased, Invesco Real Estate transitions the property to third-party property managers, who are directed by Invesco Real Estate to provide highly qualified local leasing and management expertise.

Invesco Real Estate targets the disposition of a property based on expected market and property performance.  At least annually, and as special conditions warrant, a formal disciplined hold/sell analysis is performed for each asset.

The Fund indirectly invests in privately offered real estate equity through a wholly owned, limited or private real estate investment trust (“REIT”) (the “REIT Subsidiary”), which in turn holds property through wholly owned special purpose companies.  Investment through the REIT Subsidiary involves risks, including the risk that failure of the REIT Subsidiary to qualify as a REIT will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Fund, which are described in “Principal Risks—REIT Subsidiary Risk.”

Publicly offered real estate equity process

Invesco Real Estate evaluates publicly offered real estate equity based primarily on the relative attractiveness of income and the potential for capital appreciation.  When constructing a publicly offered real estate equity portfolio, Invesco Real Estate uses a bottom-up, fundamentally driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review.  This process identifies securities with (i) attractive relative yields, (ii) favorable property market outlook, and (iii) reasonable valuations relative to peer investment alternatives.  Specific factors that are evaluated in the investment process include:

•      Forecasted occupancy and rental rates;

•      Property locations;

•      Underlying asset quality;

•      Management and issuer depth and skill;

•      Alignment of interests (e.g., share ownership by management);

•      Overall debt levels;

•      Fixed charge coverage and debt service capacity;

•      Dividend growth potential;

•      Relative liquidity; and

•      Relative value and risk versus alternative investments.

These fundamental research and pricing factors are combined to identify attractively priced securities with relatively favorable long-term prospects.

Invesco Real Estate will consider selling a publicly offered real estate equity security if:

•      Its relative yield and/or valuation deviates from desired levels;

•      Its risk/return profile changes significantly;

•      Its fundamentals change; or

•      A more attractive investment opportunity is identified.

Privately offered real estate debt investment process

Invesco Real Estate begins its investment process for privately offered real estate debt by developing a strategic plan for Fund investments.  The strategic plan incorporates the Fund’s risk tolerance, loan characteristics and collateral concentrations by property type and market. Execution of the strategic plan has three main components:  investment sourcing (screening to ensure that the investment’s collateral quality and risk/return relationship are consistent with the Fund’s investment objective);  investment due diligence (assessment of the loan collateral, borrower, guarantor and the property’s physical and environmental condition); and asset management (managing the Fund’s privately offered real estate debt investments to help ensure that the Fund’s investment objective and guidelines are met).

At least annually, and as special conditions warrant, a formal disciplined hold/sell analysis is performed for each private real estate debt asset. Disposition of the collateral or security may include a secondary market sale, holding a loan until maturity, loan restructuring or in certain circumstances property foreclosure.

In the event of an impending or actual default and/or foreclosure on any privately offered real estate debt originated or held by the Fund, the debt may be sold or assigned to a wholly owned subsidiary of the Fund (e.g., a C-corporation or similar vehicle) for tax purposes.  As a result, the Fund may directly or indirectly acquire ownership of the underlying properties as a result of such default or foreclosure.

Publicly offered real estate debt investment process

Invesco Real Estate evaluates publicly offered real estate debt based primarily on the relative attractiveness of income and the potential for capital appreciation.  Publicly offered real estate debt may include, but is not limited to, fixed- and floating-rate corporate debt obligations of real estate-related entities, commercial mortgage-backed securities, commercial property whole loans and other structured securities backed directly or indirectly by real estate, including debt securities rated below investment grade debt.

In making investment decisions on corporate debt obligations, Invesco Real Estate considers the issuer’s credit quality, performance and perceptions in the market place.  Invesco Real Estate also analyzes the corporate debt security’s maturity and duration, as well as current and projected interest rates.  With respect to commercial mortgage-backed securities, Invesco Real Estate reviews the properties included in the asset pool, the seniority of the offered tranche in priority of distributions, the prepayment and default history of the pools, and the credit quality of the underlying mortgage loans.  When investing in other structured securities, such as collateralized debt obligations, Invesco Real Estate evaluates the portfolio of debt securities held by the collateralized debt obligation, and the credit quality of the particular class or tranche under consideration.  In considering investments in publicly offered real estate debt of non-U.S. issuers, Invesco Real Estate also considers whether the investment is denominated in U.S. dollars, as well as current and projected exchange rates.

Invesco Real Estate will consider selling a publicly offered real estate debt security if:

•           Its relative yield and/or valuation deviates from desired levels;

•           Its risk/return profile changes significantly; or

•           A more attractive investment opportunity is identified.

THE FUND’S INVESTMENTS

Based on current market conditions, once fully invested, the Adviser anticipates that the Fund will allocate the Fund’s investable assets among the four quadrants of the real estate market as described below. These allocations are subject to change in response to changing market conditions.

Privately offered real estate equity

Based on current market conditions, once fully invested, the Adviser anticipates that the Fund will gain exposure to privately offered real estate equity exclusively by investing up to 25% of its total assets in the REIT Subsidiary, which invests through wholly owned special purpose companies in properties with a focus on stable income and quality locations.  These investments include existing, substantially leased (typically 70% or greater occupancy at the time of investment) income-producing properties located in metropolitan areas that exhibit reasonable economic diversification, such as office buildings, retail space, multifamily properties, hotels, nursing homes, hospitals, agricultural property, and industrial and warehouse properties.  Invesco Real Estate effects the Fund’s indirect acquisition and disposition of private real estate equity through the REIT Subsidiary’s wholly owned special purpose companies, which are expected to be organized as limited liability companies but may also take the form of limited partnerships or other entities.  The REIT Subsidiary is a “wholly owned subsidiary” of the Fund as defined in the Investment Company Act of 1940 (the “Investment Company Act”) (i.e., the Fund owns 95% or more of the REIT Subsidiary’s outstanding voting securities).  Investment through the REIT Subsidiary involves risks, including the risk that failure of the REIT Subsidiary to qualify as a REIT will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Fund, which are described in “Principal Risks—REIT Subsidiary Risk.”

Publicly offered real estate equity

Based on current market conditions, once fully invested, the Adviser anticipates that the Fund will invest up to 70% of its assets in publicly offered real estate equity, when combined with its investments in publicly offered real estate debt.  Publicly offered real estate equity may include common and preferred stocks, rights and warrants to purchase common stock, depositary receipts and REITs or similar vehicles.

Privately offered real estate debt

Based on current market conditions, once fully invested, the Adviser anticipates that the Fund will invest up to 50% of its assets in privately offered real estate debt, when combined with its investments in privately offered real estate equity.  Privately offered real estate debt includes secured and unsecured loans backed directly or indirectly by real estate assets.  The Fund will make (originate) loans directly to borrowers, which will subject the Fund to additional risks and expenses.  In the event of an impending or actual default and/or foreclosure on any privately offered real estate debt originated or held by the Fund, the debt may be sold or assigned to a wholly owned subsidiary of the Fund (e.g., a C-corporation or similar vehicle) for tax purposes.  As a result, the Fund may directly or indirectly acquire ownership of the underlying properties as a result of such default or foreclosure.

Publicly offered real estate debt

Based on current market conditions, once fully invested, the Adviser anticipates that the Fund will invest up to 70% of its assets in publicly offered real estate debt, when combined with its investments in publicly offered real estate equity.  Publicly offered real estate debt may include, but is not limited to, corporate debt obligations of real estate-related entities, commercial mortgage-backed securities and other structured securities backed directly or indirectly by real estate assets.  The Fund may invest in debt securities of any credit quality, maturity and duration. The maturity or duration of the Fund’s debt investments will depend on changing interest rates. Given the current interest rate environment, the Fund expects that the Fund’s initial duration of public and private debt investments will be approximately 3 years.

Other investments

The Fund may invest without limitation, and anticipates that it will invest a significant portion of its assets, in debt securities rated below investment grade, or in unrated securities determined by the Adviser to be of comparable quality.

Initially, the Fund will invest in publicly offered real estate equity and debt securities offered by U.S. issuers.  Based on current market conditions, the Adviser anticipates that over time the Fund will invest up to 50% of its assets in publicly offered real estate-related equity and debt securities of non-U.S. issuers, including issuers from emerging markets.  Investment by the Fund in securities of non-U.S. entities may or may not be denominated in U.S. dollars.

In complying with its 80% investment requirement, the Fund may also make investments that have economic characteristics similar to the Fund’s real estate investments, including derivatives, exchange-traded funds (“ETFs”), unaffiliated private or public closed-end real estate funds or partnerships and American Depositary Receipts (“ADRs”).

The Fund intends to utilize derivative instruments to mitigate the influence of interest rate or currency rate changes on the value of the Fund’s investments and on the amounts that the Fund borrows for leverage purposes.  Such instruments include interest rate swaps, interest rate caps, currency futures, and other similar financial instruments.  These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.

The Fund may invest all or a portion of its Managed Assets in investments that are considered illiquid. “Illiquid investments” are those that cannot be sold within seven days in the ordinary course of business at approximately the price at which they are valued by the Fund.  Notwithstanding the foregoing, the Fund will not invest more than 10% of its Managed Assets in illiquid synthetic securities.  Synthetic securities provide investment exposure to one or more underlying instruments without actually owning those instruments.  Examples of synthetic securities that may be used by the Fund include certain credit default swaps, collateralized debt obligations, credit linked notes, equity linked securities, and synthetic foreign equity securities.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower.  For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

LEVERAGE

The Fund anticipates employing leverage as part of its investment strategy.  The Fund will likely use leverage through borrowing from banks or other financial institutions, but it may also incur leverage through the issuance of preferred shares and/or commercial paper.  The Fund intends to enter into a credit facility as soon as practical upon completion of this offering. The Fund has no current intention to issue preferred shares.

The Fund reserves the right, if the Adviser believes that market conditions are appropriate, to use leverage to the extent permitted by the Investment Company Act.  Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio, less all liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act) is at least 300% of the aggregate amount of the outstanding indebtedness.  In addition, under the requirements of the Investment Company Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%.  Asset coverage means the ratio that the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the Investment Company Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares.

Through leveraging, the Fund would seek to obtain a higher return for holders of Common Shares (“Common Shareholders”) than if the Fund did not use leverage.  Leverage is a speculative technique and there are special risks and costs associated with leverage.  There is no assurance that the Fund would be successful in enhancing the level of its income or returns during any period in which leverage is utilized.  If the Fund utilizes leverage, the Fund’s expenses would be higher than if leverage were not utilized.  Also, the fees paid to the Adviser (both as investment adviser and administrator) will be higher than if the Fund did not use leverage, because the fees paid will be calculated on  the basis of the Fund’s Managed Assets, which includes the amount obtained through the use of leverage.  The increase in Fund expenses as a result of leverage may be significant.  In addition, the net asset value (“NAV”) of the Fund’s Common Shares would be reduced by the issuance costs of any leverage.

In addition to any indebtedness incurred by the Fund, the special purpose companies that are wholly owned by the REIT Subsidiary may also utilize leverage, including by mortgaging properties held by the special purpose companies, or by acquiring property with existing debt.  Any such borrowings will be the sole obligation of each respective special purpose company, without any recourse to any other special purpose company, the REIT Subsidiary, the Fund or its assets.  If cash flow is insufficient to pay principal and interest on a special purpose company’s borrowings, a default could result in foreclosure of any security instrument securing the debt and the complete loss of the capital invested in the particular property, which could result in losses to the REIT Subsidiary and, therefore, to the Fund.

To the extent that the REIT Subsidiary directly incurs leverage in the form of debt, the amount of leverage used by the Fund and the REIT Subsidiary will be consolidated for purposes of complying with the Investment Company Act’s limitations on leverage by the Fund.  Accordingly, it is the Fund’s present intention to utilize leverage through debt or borrowing in an amount not to exceed 33 1/3% of the Fund’s Managed Assets, less the amount of any direct debt or borrowing by the REIT Subsidiary, if any.  Because the REIT Subsidiary’s preferred shares represent a small amount of leverage by the REIT Subsidiary, such leverage will also be consolidated for purposes of complying with the Investment Company Act’s limitations on leverage by the Fund in the event that the Fund issues preferred shares.  See “Use of Financial Leverage,” “Principal Risks—Leverage Risk,” and “Description of Capital Structure—Preferred Shares.”

MANAGEMENT OF THE FUND

Invesco Advisers, Inc. is the Fund’s investment adviser. The Adviser is a wholly owned subsidiary of Invesco Ltd., which is a diversified asset management with $705.6 billion under management at June 30, 2013.  The Adviser’s principal office is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309.

The Fund’s portfolio management team is part of an investment center of the Adviser known as Invesco Real Estate.  Established in 1983, Invesco Real Estate managed approximately $53.2 billion in real estate investments in private real estate, real estate securities and real estate debt as of June 30, 2013.  With approximately 350 employees in 18 offices worldwide, the group focuses on top-down market and property type fundamentals combined with bottom-up local market intelligence.  Senior members of the management team have worked together for more than 25 years, contributing to the consistent implementation of Invesco Real Estate’s investment strategy and resulting performance.

The Adviser has entered into a sub-advisory contract (the “Sub-Advisory Agreement”) with Invesco Asset Management Limited (“Invesco Asset Management”), pursuant to which Invesco Asset Management may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.  Invesco Asset Management is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and an indirect wholly owned subsidiary of Invesco Ltd.  Invesco Asset Management’s principal office is located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. See “Management of the Fund—Investment Adviser and Sub-Adviser.”

The Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily Managed Assets.  The Adviser has contractually agreed to waive 25 basis points of its advisory fee for one year from the date of this offering, so that for the first year of operations  the Fund will pay an advisory fee equal to 1.00 % of the Fund’s average daily Managed Assets. “Managed Assets” means the Fund’s net assets, plus the amount of any borrowings incurred for the purpose of leverage and the assets attributable to outstanding preferred shares, if any. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.  See “Management of the Fund—Investment Advisory Agreement.”

The only fees payable to Invesco Asset Management under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, the Adviser will pay Invesco Asset Management a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Fund under its investment advisory agreement, multiplied by (ii) the fraction equal to the net assets of the Fund as to which Invesco Asset Management has provided discretionary investment management services for that month divided by the net assets of the Fund for that month.  In no event will the aggregate monthly fees paid to Invesco Asset Management under the Sub-Advisory Agreement exceed 40% of the monthly compensation that the Adviser receives from the Fund pursuant to its advisory agreement with the Fund, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.  See “Management of the Fund—Sub-Advisory Agreement.”

DISTRIBUTIONS
Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly distributions to Common Shareholders of all or a portion of its net investment income (after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or borrowing or other forms of leverage utilized by the Fund). The Fund expects to declare the initial monthly dividend on the Fund’s Common Shares within approximately 45-70 days after completion of this offering, with payment of the initial monthly dividend occurring approximately 85-120 days after completion of this offering.  The Fund expects that its initial distribution will consist primarily of ordinary income. If the Fund’s initial monthly dividend is declared in January 2014, it will be treated as having been paid by the Fund and received by the shareholders in calendar year 2014. In this case, the Fund may be subject to a 4% federal excise tax on its ordinary income and certain of its gains realized and not distributed during calendar year 2013. Conversely, if the initial monthly dividend is declared in December 2013 to shareholders of record in such month, and paid to shareholders in January 2014, it will be treated as having been paid by the Fund and received by the shareholders on December 31, 2013 for federal tax purposes. See “Tax Matters.”

On June 21, 2012, the Fund received from the U.S. Securities and Exchange Commission (“SEC”) an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than annually, subject to certain conditions (the “Exemption”). Absent such exemption, Section 19(b) of the Investment Company Act generally limits the Fund to making no more than one distribution of long-term capital gains every 12 months.  See “Distributions.”  If the Fund adopts a managed dividend policy, which the Adviser intends to request that the Board of Trustees adopt, the Fund will make level monthly dividend distributions that would result in the payment of approximately the same amount to the Fund’s shareholders each month.  Additional distributions may be made to avoid payment of federal income or excise tax. These monthly distributions may be comprised of  net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital.

The Fund periodically will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder’s distribution may be a return of capital.  A return of capital may occur when some or all of the money that a shareholder invested in the Fund is paid back to the shareholder.  A return of capital represents a return of a shareholder’s original investment in Common Shares (net of fees paid thereon), and should not be confused with a dividend from earnings and profits.  If the source of the dividend or other distribution was comprised of either net realized short-term capital gains, net realized long-term capital gains, or return of capital, Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide shareholders with written disclosure to that effect that accompanies such payment.

A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”  Persons who periodically receive a distribution may be under the impression that they are receiving net profits when they are not.  Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.  In addition, conclusions should not be drawn about the Fund’s investment performance from the amount of any Fund distribution or from the terms of the Fund’s distribution policy.  See “Distributions.”

Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan, unless an election is made to receive cash.  See “Dividend Reinvestment Plan.”

LISTING AND SYMBOL

The Fund’s Common Shares have been approved for listing on the New York Stock Exchange under the symbol “ITP,” subject to notice of issuance.

PRINCIPAL RISKS

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following principal risks before investing in the Fund.

No operating history

The Fund is a recently organized, non-diversified, closed-end management investment company with no operating history upon which prospective investors can evaluate the likely performance of the Fund.  The performance of other funds advised by the Adviser or its affiliates should not be relied upon as an indication or prediction of the performance of the Fund.  Such other funds may have significantly different characteristics, including structures, use of leverage, portfolio composition, investment objectives and management personnel when compared to the Fund.  The Fund’s Common Shares have no history of public trading.  See “Principal Risks—No Operating History.”

Investment and market risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of investments owned by the Fund, and market risk reflects the risk that the value of these investments may fluctuate over time, sometimes rapidly and unpredictably.  Shareholders will not generally have an opportunity to evaluate for themselves or to approve the Fund’s investments, and must rely on the Adviser with respect to the selection, amount, character and economic merits of each potential investment.  At any point in time, an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.  The Fund anticipates using leverage, which will magnify the Fund’s investment, market and certain other risks.  See “Principal Risks—Investment and Market Risk” and “Principal Risks—Leverage Risk.”

General risks of real estate investment

Real property investments are subject to varying degrees of risk.  Real estate values are affected by a number of factors, including (i) changes in the general economic climate (such as changes in interest rates), (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space), (iii) the quality and philosophy of management, (iv) competition (such as competition based on rental rates), (v) specific features of properties (such as location), (vi) financial condition of tenants, buyers and sellers of properties, (vii) quality of maintenance, insurance and management services, (viii) changes in operating costs, (ix) government regulations (including those governing usage, improvements, zoning and taxes), (x) the availability of financing and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities).

Because the Fund concentrates its assets in the real estate industry, the Fund’s investments will be closely linked to the performance of the real estate markets generally. Thus, the value of the Fund’s Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries or that may depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objective. In addition, certain real estate companies may engage in the development or construction of real estate properties. These portfolio companies are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly-developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development process.

The yields available from investments in real estate generally depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the Fund’s investments is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of the Fund to vary its portfolio in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Real estate investments are speculative in nature, and the possibility of partial or total loss of capital will exist.  There are special risks associated with particular sectors of real estate investments.  Investors should not invest in the Fund unless they can readily bear the consequences of such loss.  For more information, see “Principal Risks—General Risks of Real Estate Investment.”

REIT Subsidiary risk

By investing in the REIT Subsidiary, the Fund is indirectly exposed to risks associated with the REIT Subsidiary’s investments.  The REIT Subsidiary invests in real estate through wholly owned special purpose companies.  Because the REIT Subsidiary is not registered under the Investment Company Act, the Fund, as an investor in the REIT Subsidiary, will not have the protections afforded to investors in registered investment companies.  Changes in the laws of the United States, under which the Fund and the REIT Subsidiary are organized, including the regulations under the IRC, could result in the inability of the Fund and/or the REIT Subsidiary to operate as described in this Prospectus and the SAI, and could negatively affect the Fund and it shareholders.  Ownership of and investment through a REIT Subsidiary by a closed-end management investment company is a unique investment strategy. Differences between the statutory and regulatory regimes applicable to a management investment company and a REIT present additional challenges and risks with regard to the REIT Subsidiary’s qualification as a REIT under the IRC, which could result in the REIT Subsidiary and the Fund having additional tax liability, and reduce the Fund’s current income.

A REIT is not subject to entity-level tax on the income and gain it distributes to shareholders. In order to qualify as a REIT under the IRC, the REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership.  In particular, not more than 50% of the value of the REIT Subsidiary’s outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals or certain specified entities during the last half of any calendar year (the “50% Test”), and the REIT Subsidiary’s shares must be held by a minimum of 100 persons during at least 335 days in each taxable year subsequent to the first taxable year for which the REIT Subsidiary’s qualification as a REIT is effective (the “100-shareholder test”).

For purposes of the 50% Test, the REIT Subsidiary will “look through” to the beneficial owners of the Fund’s shares.  Accordingly, if five or fewer individuals or certain specified entities during the last half of any calendar year own, directly or indirectly, more than 50% of the REIT Subsidiary’s shares through the Fund, then the REIT Subsidiary’s qualification as a REIT could be jeopardized. The provisions of the Investment Company Act, such as those pertaining to a closed-end fund’s purchase of its own shares, do not allow the Fund to maintain the kind of shareholder ownership limitations that are commonly used by REITs to ensure compliance with the 50% Test.  The Adviser, through procedures it has adopted, will monitor the REIT Subsidiary’s compliance with the 50% Test by regularly reviewing, among other things, ownership filings required by the federal securities laws to monitor the beneficial ownership of the REIT Subsidiary’s shares.  However, the Adviser may not have the information necessary for it to ascertain with certainty whether or not the REIT Subsidiary satisfies the 50% Test.

In order to meet the 100-shareholder test necessary to qualify as a REIT under the IRC, the REIT Subsidiary will have approximately 100 to 125 preferred shareholders who will be “accredited investors” as defined in Regulation D of the Securities Act of 1933 (the “Securities Act”) and will be “qualified purchasers” for purposes of the Investment Company Act and the rules and regulations promulgated thereunder.  The preferred shareholders will be unaffiliated with Invesco, and private placement, administrative, distribution and reporting services with respect to the preferred shareholders will be provided by a third party firm.  The REIT Subsidiary’s preferred shareholders will have priority in the payment of dividends on their preferred shares at the established rate.  As such, dividend payments to the REIT Subsidiary’s preferred shareholders, along with any other expenses of the REIT Subsidiary, may reduce the amount of income payable by the REIT Subsidiary to the Fund.  The REIT Subsidiary’s preferred shares are not convertible or mandatorily redeemable and any exercisable rights would generally only arise in an event of default.

Even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain U.S. federal, state and local taxes on its income and assets, including taxes on any undistributed income, taxes on income from some activities conducted as a result of a foreclosure, and state or local income, franchise, property and transfer taxes, including mortgage recording taxes. Dividends payable by the REIT Subsidiary to the Fund and, in turn, by the Fund to its shareholders, generally are not qualified dividends eligible for the reduced rates of tax.

There can be no assurance that the REIT Subsidiary’s qualification as a REIT for federal income tax purposes can be continued.  Failure to so qualify may have a negative impact on the REIT Subsidiary’s and, in turn, the Fund’s income and performance.  Additionally, there may be an immediate negative impact on the REIT Subsidiary’s and, in turn, the Fund’s NAV at the time of any such failure if the REIT Subsidiary is required to record a deferred tax expense as described below.  If the REIT Subsidiary fails to qualify as a REIT, although the Fund will take reasonable steps to bring the REIT Subsidiary back into compliance with the REIT qualification requirements, there can be no assurance that the Fund will be able to do so.  In particular, the Fund may be unable to cure any failure resulting from the REIT Subsidiary’s failure to satisfy the 50% Test. If, however, the REIT Subsidiary complies with applicable rules that require it to determine the actual ownership of its stock and the REIT Subsidiary does not know, or would not have known through the exercise of reasonable diligence, that it failed to satisfy the 50% Test, the REIT Subsidiary may nonetheless be treated as having met the 50% Test. To comply with these rules, the Fund on behalf of the REIT Subsidiary must demand annual written statements from its record holders disclosing the actual owners holding a “significant percentage” of the REIT Subsidiary’s shares through the Fund. Alternatively, the REIT Subsidiary may be treated as having met the 50% Test or satisfied certain other REIT requirements, if it can show the failure was due to reasonable cause and not willful neglect and the REIT Subsidiary pays a monetary sanction or tax of $50,000 or more. If the REIT Subsidiary fails to qualify as a REIT in any taxable year and no savings provision applies, the REIT Subsidiary will be subject to U.S. federal, state and local taxes, including any applicable alternative minimum tax, on its taxable income at regular corporate rates.  Distributions to the Fund will generally constitute dividend income to the extent of the REIT Subsidiary’s current and accumulated earnings and profits, as calculated for federal income tax purposes.  Further, if the REIT Subsidiary fails to qualify as a REIT, the REIT Subsidiary’s NAV will include a deferred tax expense or asset, which will, in turn, be reflected in the  NAV of the Fund.  The REIT Subsidiary’s deferred tax expense or asset is based on estimates that could vary significantly from the REIT Subsidiary’s actual tax liability/benefit and, therefore, could have a material impact on the REIT Subsidiary’s NAV, and in turn, the NAV of the Fund.  For a more detailed discussion of certain tax provisions applicable to the REIT Subsidiary, see “Principal Risks—REIT Subsidiary Risk.”

The REIT Subsidiary will be solely responsible for its own obligations, including with respect to creditors.  The REIT Subsidiary will be operated as a separate company and will observe its own corporate formalities (i.e., it will maintain its own separate books & records, and execute agreements in its own name and on its own behalf).  Accordingly, creditors and other claimants may only look to the REIT Subsidiary and its assets for settlement of their claims against the REIT Subsidiary.  Creditors and other claimants against the REIT Subsidiary will not have general recourse against the Fund. The REIT Subsidiary is responsible for its own legal costs in defending against any such claims, but those legal costs may diminish its returns, and thus ultimately diminish returns to Fund shareholders.  There is no guarantee that creditors and other claimants against the REIT Subsidiary will not try to reach the assets of the Fund, even where there is no legal basis for recourse to the Fund’s assets.  The Fund intends to dispute any such claims, but to the extent it does so it may incur legal costs that will diminish its returns to shareholders. See “Principal Risks—REIT Subsidiary Risk.”

REIT risk

Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings.  Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.  If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks:  environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.  An investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located.  The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment.  A non-U.S. REIT in which the Fund invests may also be classified under the IRC as a passive foreign investment company (“PFIC”), with certain tax consequences under the IRC.Dividends paid by a REIT generally are not qualified dividends eligible for the reduced rates of tax.  See “Principal Risks—REIT Risk.”

Environmental liability risk

Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property.  Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances.  The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner.  The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Fund’s return from such investment.  See “Principal Risks—Environmental Liability Risk.”

Insurance risk

The Fund is subject to the risk that the insurance coverage maintained on real estate investments might not be adequate to restore the investment in the event of damage or total loss.  There is also a risk that, particularly as a result of a widespread catastrophic event, insurers could become insolvent and no coverage would be available for real estate losses sustained by the Fund’s investments.  See “Principal Risks—Insurance Risk.”

Smaller companies risk

Even the larger REITs in the REIT industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares, like other smaller company stocks, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company’s stock price than is the case for a larger company.

Highly competitive market for suitable investments

The activity of identifying, completing and realizing attractive real estate investments is highly competitive and involves a high degree of uncertainty.  The Adviser may not be able to identify suitable investments, to negotiate or arrange the closing of appropriate transactions or to arrange the timely disposition of a sufficient number of suitable investments.  The Fund will encounter competition from other institutional investors, some of which may have greater financial and other resources and more extensive experience than the Adviser. Accordingly, there can be no assurance that the Fund will be able to identify and complete an adequate number of new investment opportunities or realize the value of such investments. See “Principal Risks—Highly Competitive Market for Suitable Investments.”

Third-party involvement and non-controlled investments

The Fund may co-invest with third parties through joint ventures or other entities.  Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a co-venturer or partner of the Fund may at any time have economic or business interests or goals that are inconsistent with those of the Fund or may be in a position to take action contrary to the Fund’s investment objective.  As a result, the Fund may be unable to fully realize its expected return on any such investment.  In addition, in certain circumstances, the Fund may be liable for actions of its co-venturers or partners.  Actions taken by those persons may subject the investment to liabilities in excess of, or other than, those contemplated by the Fund.

The Fund expects that it will acquire (indirectly through the REIT Subsidiary’s wholly owned special purpose companies) 100% equity ownership interests in privately offered real estate equity assets.  However, there may be shared or limited control with respect to some investments, and there may be no control rights with respect to in-kind contributions of publicly traded real estate securities.  Those investments may involve risks not present in other types of investments, such as the possibility that the other party(ies) may become bankrupt or have economic or business interests or goals inconsistent with those of the Fund.  It may also be more difficult for the Fund to sell the interests in those investments.  If control over an investment is shared with another person, deadlocks could result that could adversely affect the investment’s returns or value.  See “Principal Risks—Third-Party Involvement and Non-Controlled Investments.”

Servicer risk

The performance of many of the Fund’s investments may depend upon the ability of third-party servicers of the underlying real estate investments, which involves the risk that the poor performance or insolvency of such servicers could negatively impact the Fund. See “Principal Risks—Servicer Risk.”

Debt securities risk

The Fund may invest a portion of its assets in debt securities such as notes and bonds.  Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics.  The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities.  See “Principal Risks—Debt Securities Risk.”

Credit risk

The issuers of debt instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.  This risk is increased to the extent the Fund invests in junk bonds.  Downgrades in the credit ratings of an issuer’s securities may cause significant declines in the price of the issuer’s securities.  See “Principal Risks—Credit Risk.”

Interest rate risk

When interest rates decline, the value of a fixed income portfolio can normally be expected to rise.  Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline.  Sudden and significant increases in market interest rates may cause a decline in the Fund’s NAV.  A material decline in the Fund’s NAV may impair the Fund’s ability to maintain required levels of asset coverage for its outstanding leverage and may require the Fund to reduce leverage.  See “Principal Risks—Interest Rate Risk.”

Prepayment risk

Certain of the Fund’s investments, including commercial mortgage-backed securities, are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans.  Faster prepayments often happen when interest rates are falling.  As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income.  Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration.  Longer duration securities tend to be more volatile.  Securities may be prepaid at a price less than the original purchase value.  See “Principal Risks—Prepayment Risk.”

Refinancing risk

There is a risk that one or more issuers of debt securities in the Fund’s portfolio may not be able to pay off their debt upon maturity.  During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV, Common Share price or overall return.  See “Principal Risks—Refinancing Risk.”

Direct lending risk

The Fund may be the sole lender, a majority lender or the leader of a lending syndicate, in privately offered debt that is secured by real estate.  Because the Fund will be initiating these privately placed loans, it will be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders.  While the secured loan is outstanding, the Fund will also bear the costs of servicing that debt, including the costs of potential further syndications of the loan and similar administrative expenses.  In the event of a default by the borrower, the Fund may need to take legal action, including foreclosure on the real estate securing the debt.  If the Fund takes possession of the secured real estate, it will be subject to the same risks and expenses of owning real estate as discussed above for privately offered real estate equity.  Accordingly, in the event of an impending or actual default and/or foreclosure on any privately offered real estate debt originated or held by the Fund, the debt may be sold or assigned to a wholly owned subsidiary of the Fund (e.g., a C-corporation or similar vehicle) for tax purposes.  As the sole or lead lender, the Fund may be required to bear all or a significant portion of the expenses necessary to enforce the security on the loan.  There is no guarantee that the value of the secured real estate will be sufficient to pay off the loan entirely, or to cover the additional costs of enforcing the security.  The risk and expense associated with the Fund’s privately offered real estate debt may be significantly greater than the risk and expense associated with syndicated or publicly offered real estate debt, where there are potentially a greater number of debt holders and/or syndicate members to absorb the cost and expense of enforcing the debt instrument. See “Principal Risks—Direct Lending Risk.”

Subordination risk

The Fund may invest in debt interests (including B-Notes and mezzanine investments) that may be subordinate to senior secured debt of an issuer.  Similarly, the Fund may invest in commercial mortgage-backed securities or other structured securities backed directly or indirectly by real estate assets that are subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans.  In the case of certain commercial mortgage-backed securities, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero.  As a result, subordinated debt may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities. See “Principal Risks—Subordination Risk.”

Below investment grade securities risk

The Fund may invest without limitation, and it anticipates that it will invest a significant portion of its assets, in debt securities rated below investment grade, or in unrated securities determined by the Adviser to be of comparable quality. Below investment grade debt securities are commonly referred to as “junk bonds” or high yield debt securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims.  The value of junk bonds often fluctuates more in response to company, political, regulatory or economic developments than higher quality bonds.  Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.  Credit ratings on junk bonds do not necessarily reflect their actual market value.  See “The Fund’s Investments—Below Investment Grade Securities,” “Investment Policies—Credit Ratings and Unrated Securities” and “Principal Risks—Below Investment Grade Securities Risk.”

Credit ratings and unrated securities risk

Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  Credit rating agencies may be paid by the companies whose debt they analyze and grade.  To the extent that the issuer of a debt security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.  Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparable credit rating.  See “Investment Policies—Credit Ratings and Unrated Securities” and “Principal Risks—Credit Rating and Unrated Securities Risk.”

General risks of private real estate loans and participations—non-performing loans

The Fund may hold direct or indirect interests in real estate loans that after their acquisition or origination may become non-performing for a wide variety of reasons. Such nonperforming real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of the principal of such loan and/or purchasing senior loans. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available. If these were to arise, the Fund may be negatively impacted.  See “Principal Risks—General Risks of Private Real Estate Loans and Participations; Non-Performing Loans.”

Limitations on remedies

Although the Fund will have certain contractual remedies upon default by borrowers under certain real estate investments, such as foreclosure of the underlying real estate or collecting rents generated therefrom or acquiring equity interests in the borrower or property owning entity, certain legal requirements may limit the ability of the Fund to effectively exercise such remedies. Furthermore, the right of a mortgage lender to convert its loan position into an equity interest may be limited by certain common law or statutory prohibitions, which may operate to prevent a lender from exercising conversion rights from debt to equity interests. In this connection, the laws with respect to the rights of creditors and other investors in certain jurisdictions in which the Fund may invest may not be comprehensive or well developed, and the procedures for the judicial or other enforcement of such rights may be of limited effectiveness.

Insolvency considerations

Real estate investments held by the Fund may be subject to various laws enacted in the country, jurisdiction or state of the borrower with respect to such real estate investments for the protection of creditors. Insolvency considerations may differ depending on the jurisdiction in which each borrower is formed and/or located and may differ depending on whether the borrower is a non-sovereign or a sovereign entity. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of a borrower of real estate investments, such as a trustee in bankruptcy, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such investment and, after giving effect to such indebtedness, the borrower: (a) was insolvent; (b) was engaged in a business for which the remaining assets of such borrower constituted unreasonably small capital; or (c) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. In the event of the insolvency of a borrower of an investment, payments made on such investment could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency. In addition, if a borrower with respect to an investment is the subject of a bankruptcy proceeding, payments to the Fund with respect to such investment may be delayed or diminished as a result of the exercise of various powers of the bankruptcy court including the following: (i) an “automatic stay,” under which the Fund will not be able to institute proceedings or otherwise enforce its rights against the borrower or obligor with respect to such investment without permission from the court; (ii) conversion by the bankruptcy court of such investment into more junior debt or into an equity obligation of the borrower thereof or obligor thereon; (iii) modification of the terms of the investment by the bankruptcy court, including reduction or delay of the interest or principal payments thereon; and (iv) grant of a priority lien to a new money lender to the borrower of, or obligor on, the investment.

Equity securities risk

The Fund may invest in equity securities, including common stock. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s common stock held by the Fund. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred securities risk

The Fund may invest in preferred securities issued by real estate companies. Preferred securities pay fixed or floating rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred securities before paying any dividends on its common stock. Holders of preferred securities usually have no right to vote for corporate directors or on other matters.

Non-U.S. securities risk

The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries.  Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls.  As a result, there generally is less publicly available information about foreign companies than about U.S. companies.  Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.  See “Principal Risks—Non-U.S. Securities Risk.”

Developing or emerging markets securities risk

The prices of securities issued by foreign companies and governments located in developing or emerging markets may be impacted by certain factors more than those in markets with mature economies.  For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline.  Governments in developing markets may be relatively less stable.  The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest or war may result in adverse volatility in the prices of securities or currencies. Other factors include additional transaction costs, delays in settlement procedures and lack of timely information.  See “Principal Risks—Developing or Emerging Markets Securities Risk.”

Currency/exchange rate risk

The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.  The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates.  There is no guarantee that these investments will be successful.  See “Principal Risks—Currency/Exchange Rate Risk.”

Derivatives risk

The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument.  In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate, management and regulatory risks. Derivatives may also be more difficult to purchase, sell or value than other investments.  The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.  See “Principal Risks—Derivatives Risk.”

Leverage risk

Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested.  Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk.  Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  There can be no assurance that the Fund’s leverage strategy will be successful. The Fund intends to enter into a credit facility as soon as practical upon completion of this offering.

The Fund has no current intention to issue preferred shares. In the event the Fund issues term preferred shares, it may be required to replace or redeem such preferred shares at the end of the term, which may diminish the returns of Common Shareholders.  There is no guarantee that the Fund will be able to replace or reissue new term preferred shares once the initial term has expired, or that it will be able to do so on terms that are as favorable, which could further diminish the returns of Common Shareholders.  In addition, preferred shares may be viewed as adding leverage to the Fund.  If the Fund has preferred shares outstanding, at least two of the Fund’s trustees will be elected by the holders of Fund preferred shares, voting separately as a class.  In addition, if the Fund failed to pay dividends on Fund preferred shares for two full years, the preferred shareholders would be entitled to elect a majority of the Fund’s trustees.  The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the IRC, which could have a material adverse effect on the value of the shares.  Approval by the holders of a majority of the outstanding preferred shares, voting separately as a class, also would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change the Fund’s classification as a closed-end investment company, or (c) change the Fund’s fundamental investment restrictions.

The Fund may use leverage if the Adviser deems such action to be appropriate in the circumstances.  In the event the Fund uses leverage, the fees paid to the Adviser for investment advisory services and for administrative services will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from issuance of preferred shares, commercial paper or borrowings, which may create an incentive to leverage the Fund.

The Fund will pay, and Common Shareholders will effectively bear, any costs and expenses related to any borrowings and to the issuance, ongoing maintenance and redemption of preferred shares (if any) and/or commercial paper, including any losses the Fund may incur if forced to sell assets in order to redeem preferred shares (if any) or reduce other forms of leverage.

In addition, if a wholly owned special purpose company of the REIT Subsidiary is unable to pay principal and interest on borrowings it has incurred, a default could result in foreclosure or enforcement of any security instrument securing the debt and the complete loss of the capital invested in the particular property, which could result in losses to the REIT Subsidiary and, therefore, to the Fund.  See “Use of Financial Leverage,” “Principal Risks—Leverage Risk,” and “Description of Capital Structure—Preferred Shares.”

Liquidity risk

The Fund may invest all or a portion of its Managed Assets in investments that are considered illiquid.  A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time.  A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading.  The Fund’s investments in privately offered real estate equity and debt are expected to be illiquid and, although they will be fair valued on a daily bases, there is no guarantee that the Fund will be able to sell these investments for the amount it has valued them.  The Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments.  See “Principal Risks—Liquidity Risk.”

Non-diversification risk

The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund.  To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.  See “Principal Risks—Non-Diversification Risk.”

Concentration risk

To the extent the Fund’s investments are concentrated in the real estate industry, the Fund’s performance will depend to a greater extent on the overall condition of the real estate industry, and there is increased risk to the Fund if conditions adversely affect that industry.

Lender liability risk

A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.”  Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders.  Because of the nature of its privately and publicly offered real estate debt investments, the Fund may be subject to allegations of lender liability.  See “Principal Risks—Lender Liability Risk.”

Potential conflicts of interest risk

The Adviser will be subject to certain conflicts of interest in its management of the Fund.  These conflicts will arise primarily from the involvement of the Adviser and its affiliates in other activities that may conflict with those of the Fund.  The Adviser and its affiliates engage in a broad spectrum of activities.  In the ordinary course of their business activities, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.  Other present and future activities of the Adviser and its affiliates may give rise to additional conflicts of interest that may have a negative impact on the Fund.

Furthermore, because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest.  For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts, or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  See “Principal Risks—Potential Conflicts of Interest Risk.”

Net asset value discount risk

Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a “discount.”  Because the market price of the Fund’s shares may be determined by factors other than its NAV, such as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand, there is an increased risk that the Fund will trade below its offering price for an indefinite period following the offering.  Therefore, there is an added risk to investors who may sell their shares shortly after the offering.  Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation.  The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.  See “Principal Risks—Net Asset Value Discount Risk” and “Description of Capital Structure—Common Shares.”

Legislation and regulatory risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets.  Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests.  Legislation or regulation may also change the way in which the Fund itself is regulated.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.  See “Principal Risks—Legislation and Regulatory Risk.”

Mortgage- and asset-backed securities risk

The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans.  Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration.  Longer duration securities tend to be more volatile.  Securities may be prepaid at a price less than the original purchase value.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Consumer protection laws

The loans underlying certain of the Fund’s investments and/or the originators of such loans may be subject to special rules, disclosure and licensing requirements and other provisions of federal and state consumer protection laws. Failure to comply with these federal or state consumer protection laws and related statutes could subject lenders to specific statutory liabilities. In some cases, this liability may affect the subsequent assignees of such obligations, including the issuer of such securities.

If a property acquired by the Fund is not in compliance with the Americans with Disabilities Act of 1990 (the “ADA”) or other governmental requirements, then the Fund may be required to make modifications to such property to bring it into compliance, or face the possibility of an imposition of fines or an award of damages to private litigants. In either case, the Fund may suffer losses, which would reduce amounts available for distributions to the Common Shareholders of the Fund. See “Principal Risks—Consumer Protection Laws.”

Market disruption risk

Global financial markets have over the past several years experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current global economic downturn could adversely impact the value of the Fund’s Common Shares. See “Principal Risks—Market Disruption Risk.”

Possibility of future terrorist activity

The real estate properties in which the Fund invests, either directly or indirectly, are expected to be located in or near major metropolitan areas.  Such properties or the areas in which they are located could be subject to future acts of terrorism.  In addition to the potential direct impact of any such future act, terrorist attacks and the anticipation of any such attacks could have an adverse impact on the financial and insurance markets and economy, thus harming leasing demand for and the value of the Fund’s investments.  It is not possible to predict the severity of the effect that such future events would have on the financial and insurance markets and economy or the portfolio properties.  These events may have a negative effect on the business and performance results of one or more of the Fund’s investments, including by raising insurance premiums and deductibles and limiting available insurance coverage for the real estate properties.

Dependence on key personnel risk

The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments.  If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected.  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds.  The Adviser has informed the Fund’s Board of Trustees that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs.  In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Adviser in the future.  See “Principal Risks—Dependence on Key Personnel Risk.”

Anti-takeover provisions

The Fund’s Agreement and Declaration of Trust and Bylaws (together, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund.  These provisions could deprive the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.  The Fund’s Board of Trustees has determined that these provisions are in the best interests of long-term shareholders generally.  See “Principal Risks—Anti-Takeover Provisions” and “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

Tax risks

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), among other things, the Fund must satisfy a number of technical and complex requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income and distributions.  If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments.  The ultimate tax characterization of the Fund’s distributions made with respect to a taxable year may not finally be determined until after the end of that taxable year.  In addition, there is a possibility that the Fund may make total distributions during its taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that taxable year.  This  could occur as a result of the Fund making level distributions or the recharacterization of distributions previously made by the Fund.  In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares.  See “Principal Risks—Tax Risks.”

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Invesco Advisers, Inc. serves as the Fund’s administrator pursuant to a separate Master Administrative Services Agreement.

State Street Bank and Trust Company (the “Custodian”) will serve as custodian for the Fund.  The principal business address of the Custodian is One Lincoln Street, Boston, Massachusetts 02111.

Computershare, Inc. and Computershare Trust Company, N.A. (together, the “Transfer Agent”) will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares.  The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP is the Fund’s independent registered public accounting firm and will audit the Fund’s financial statements.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if a shareholder wishes to sell its shares of a closed-end fund, it must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.  Similarly, closed-end funds differ from ETFs, which are investment companies that issue shares in large blocks known as “creation units” and list their shares for trading on a stock exchange, because, like mutual funds, ETFs generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous in-flows and out-flows of assets in a mutual fund or ETF can make it difficult to manage a mutual fund’s or ETF’s investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and illiquid investments.

Shares of closed-end funds frequently trade at a discount to their NAV.  Shareholders should consider an acquisition of the Fund’s Common Shares to be a long-term investment based on market returns and should not expect to receive NAV upon disposition of their Common Shares.

TAX CONSIDERATIONS

The Fund intends to elect to be treated, and to qualify each year, as a RIC.  In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. To satisfy the RIC distribution requirements, the Fund intends to make level monthly dividend distributions that would result in the payment of approximately the same amount to the Fund’s shareholders each month.  These monthly distributions may be comprised of  net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital.  Distributions that are reported by the Fund as consisting of “net investment income” and “net short-term capital gains” generally will be taxable to the stockholders as ordinary income.  The Fund expects that none or only a small portion of the dividends paid by the Fund will qualify for the dividends received deduction in the case of corporate shareholders or as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders. Distributions that are designated by the Fund as “net capital gains” will generally be taxable to the stockholders as long-term capital gains. The Fund periodically will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder’s distribution may be a return of capital.  A return of capital may occur when some or all of the money that a shareholder invested in the Fund is paid back to the shareholder.  To the extent returns of capital exceed the tax basis of a stockholder’s shares, they are generally long-term or short-term capital gains, depending on the stockholder’s holding period for the shares. The Fund will provide stockholders with a notice indicating the estimated character of the distributions from the Fund. Please refer to the “Tax Matters” section of this prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund, including the potential U.S. federal income tax effects of any distributions by the Fund.

Summary of Fund expenses

The purpose of the table below, including the example, is to assist you in understanding the fees and expenses that a Common Shareholder will bear directly or indirectly.  The expenses shown in the table and example below are based on estimated amounts, or in certain instances, contractual amounts, through the end of the Fund’s first fiscal year of operations, unless otherwise indicated, and assume that the Fund issues approximately [________] Common Shares.  If the Fund issues fewer than [________] Common Shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets.  The table also assumes the use of leverage in the form of a line of credit in an amount of 33 1/3% of the Fund’s Managed Assets (including the amount obtained through leverage), and shows Fund expenses as a percentage of net assets attributable to Common Shares.  See “Management of the Fund” and “Dividend Reinvestment Plan.”  The example should not be considered a representation of future expenses or returns.  Actual expenses may be higher or lower than those assumed for purposes of the example may.

Shareholder transaction expenses (as a percentage of offering price)
Sales load	[____]%
Offering expenses borne by Common Shareholders (as a percentage of price)(1)	[____]%(1)
Dividend reinvestment plan fees	[None](2)
Percentage of Net Assets Attributable to Common Shares (Assumes Use of Borrowing)
Annual expenses
Management fees(3)	1.25%
Interest payments on borrowed funds(4)	[ ]%
Other expenses(1)(5)	[ ]%
Total annual expenses(6)	[ ]%
Fee waiver (3)	0.25%
Total annual expenses after fee waiver(6)	[ ]%

(1)                      The Fund (and, indirectly, the Common Shareholders) will pay offering expenses (other than the sales load) up to an aggregate of $[____] per share of the Fund’s Common Shares ([____]% of the offering price) sold in this offering.  The Adviser has agreed to pay the amount by which the aggregate of all of the Fund’s offering expenses (other than the sales load) exceed $[___] per Common Share, including pursuant to the over-allotment option. The aggregate offering expenses (other than the sales load) currently are estimated to be $[_______].  Offering expenses borne by the Fund will result in a reduction of capital of the Fund attributable to Common Shares.  The Adviser has agreed to pay all Fund organizational costs.

(2)                      If you opt to sell your Common Shares held in a dividend reinvestment account through the Plan Agent (as defined under “Dividend Reinvestment Plan”), a $2.50 service fee and per Common Share fee will be deducted from the proceeds.  Per Common Share fees include any applicable brokerage commissions the Plan Agent is required to pay.

(3)                      The Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily Managed Assets.  The Adviser has contractually agreed to waive 25 basis points of its advisory fee for one year from the date of this offering, so that for the first year of operations  the Fund will pay an advisory fee equal to 1.00 % of the Fund’s average daily Managed Assets. “Managed Assets” means the Fund’s net assets, plus the amount of any borrowings incurred for the purpose of leverage and the assets attributable to outstanding preferred shares, if any.  For the purposes of this table, it has been assumed that the Fund has utilized borrowings in an aggregate amount of 33 1/3% of its Managed Assets (after their use). Assuming no use of leverage, the Fund’s expenses would be as set forth in footnote 6.  For a detailed description of the management fee, see “Management of the Fund.”

(4)                      Assumes the annual interest rate on the amount borrowed is [___]%.

(5)      Other expenses have been estimated based on estimated asset levels and expenses for the Fund’s first year of operations.  See “Management of the Fund.”

(6)      The table presented below estimates what the Fund’s Annual Expenses would be, stated as a percentages of the Fund’s net assets attributable to Common Shares, assuming no borrowings or other leverage is used. This will be the case, for instance, prior to the Fund’s expected entry into a bank credit facility or the use of other leverage.  In accordance with these assumptions, the Fund’s expenses are estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (Assumes No Leverage is Used)
Annual expenses
Management fees	[ ]%
Other expenses(1)(2)	[ ]%
Total annual expenses	[ ]%
Fee waiver	0.25%
Total annual expenses after fee waiver	[ ]%

(1)                      The Fund (and, indirectly, the Common Shareholders) will pay offering expenses (other than the sales load) up to an aggregate of $[____] per share of the Fund’s Common Shares ([____]% of the offering price) sold in this offering.  The Adviser has agreed to pay the amount by which the aggregate of all of the Fund’s offering expenses (other than the sales load) exceed $[___] per Common Share, including pursuant to the over-allotment option. The aggregate offering expenses (other than the sales load) currently are estimated to be $[_______].  Offering expenses borne by the Fund will result in a reduction of capital of the Fund attributable to Common Shares.  The Adviser has agreed to pay all Fund organizational costs.

(2)      Other expenses have been estimated based on estimated asset levels and expenses for the Fund’s first year of operations.  See “Management of the Fund.”

EXAMPLE

The example below illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including a sales load of $[__] and estimated offering expenses of $[__]), assuming (i) total net annual expenses of [___]% of net assets attributable to Common Shares in years one through ten and (ii) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

*
The example should not be considered a representation of future expenses or returns.  The example assumes that the estimated “Other expenses” set forth in the “Annual expenses” table immediately above the example are accurate and that all dividends and distributions are reinvested at NAV.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The Fund

The Fund is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act.  The Fund was organized as a statutory trust under the laws of the State of Delaware on June 21, 2011.  The Fund has no operating history.  The Fund’s principal office is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, and its telephone number is (800) 341-2929.

Use of proceeds

The net proceeds of this offering of Common Shares will be approximately $[________] (or $[________] if the Underwriters exercise their over-allotment option in full), which, after payment of the estimated offering expenses, will be invested in accordance with the Fund’s investment objective and policies as soon as practicable.  The Fund expects to have assets fully allocated to real estate and real estate-related companies within six months of the completion of this offering.  Depending on the availability of investments, however, the Fund anticipates a period of 12 months from the completion of this offering to reach its initial target allocations in the privately offered real estate equity and debt quadrants, and thus be fully invested in accordance with the Fund’s investment objective and policies (the “Invest-Up Period”). To the extent the Fund is not fully invested during the Invest-Up Period, it may not be able to meet its investment objective. See “The Fund’s Investments—Temporary Strategies and Invest-Up Period” below.  The Adviser has agreed to pay the amount by which the aggregate of all of the Fund’s offering expenses (other than the sales load) exceed $[____] per Common Share.  The Adviser has also agreed to pay all of the Fund’s organizational expenses. The Fund intends to enter into a credit facility as soon as practical upon completion of this offering.

Investment objective and policies

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide total return through a combination of high current income and capital appreciation.  There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective may be changed by the Board of Trustees of the Fund upon providing 60 days’ written notice to shareholders.

The Fund seeks to provide exposure to real estate by accessing the four quadrants of the real estate market: (1) privately offered real estate equity; (2) publicly offered real estate equity; (3) privately offered real estate debt; and (4) publicly offered real estate debt.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its Managed Assets in real estate and real estate-related investments located in the U.S. and in non-U.S. countries.  The Fund considers an investment in real estate to be an ownership interest in real property and anything permanently affixed to the real property, such as buildings.  The Fund considers an investment to be real estate-related if at least 50% of the investment’s assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate.  Real estate-related investments include:  (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools; (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages; and (iii) debt instruments that are supported by underlying real estate collateral.  The Fund’s 80% policy includes for-lease multi-family residential dwellings in the definition of real estate and real estate-related investments, but does not include U.S. single family, detached housing.  This 80% policy may be changed by the Board of Trustees of the Fund upon providing 60 days’ written notice to shareholders. “Managed Assets” means the Fund’s net assets, plus the amount of any borrowings incurred for the purpose of leverage and the assets attributable to outstanding preferred shares, if any.

INVESTMENT PHILOSOPHY AND INVESTMENT PROCESS

The Adviser uses an investment process that focuses on top-down fundamentals of domestic and international real estate markets and property types, combined with a bottom-up analysis of local market conditions.  The Adviser allocates Fund assets among the four quadrants on the basis of their relative value opportunities and risk characteristics, and allocates Fund assets within the four quadrants based on the Adviser’s investment selection methodologies for each quadrant, as discussed below.

Privately offered real estate equity investment process

Invesco Real Estate begins its investment process for privately offered real estate equity by developing a strategic plan for direct investments in real estate.  The strategic plan incorporates the relative attractiveness of various real estate investment markets and property types.  Once these real estate investment markets and property types have been targeted, Invesco Real Estate focuses on asset-specific investment opportunities and engages in due diligence on specific properties, which includes physical, financial and market analyses that incorporate the property’s historical performance, lease terms and rollover/tenant credit, and the investment’s anticipated future returns.

During the purchase period, closing services professionals conduct an evaluation of engineering, legal, environmental liability and risk management issues utilizing independent consultants.  Closing services professionals are responsible for anticipating and mitigating potential issues, keeping third-party costs at a minimum, and finalizing the transaction according to the terms and conditions of the purchase agreement, making any price adjustments required as a result of the due diligence.  Once a property is purchased, Invesco Real Estate transitions the property to third-party property managers, who are directed by Invesco Real Estate to provide highly qualified local leasing and management expertise.

Invesco Real Estate targets the disposition of a property based on expected market and property performance.  At least annually, and as special conditions warrant, a formal disciplined hold/sell analysis is performed for each asset.  In determining the timing of property dispositions, Invesco Real Estate evaluates:

•	Market cycles (e.g., macroeconomic conditions and anticipated supply/demand);

•	Property considerations (e.g., competitive position, leasing status, tenant rollover, loan maturity, physical condition and capital improvement costs);

•	Capital market conditions (e.g., capitalization and discount rates, debt markets and investor demand); and

•	The Fund’s return objectives (e.g., diversification, risk profile and the Fund’s overall objectives).

The Fund indirectly invests in privately offered real estate equity through a wholly owned, limited or private real estate investment trust (“REIT”) (the “REIT Subsidiary”), which in turn holds property through wholly owned special purpose companies.  Investment through the REIT Subsidiary involves risks, including the risk that failure of the REIT Subsidiary to qualify as a REIT will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Fund, which are described in “Principal Risks—REIT Subsidiary Risk.”

Publicly offered real estate equity process

Invesco Real Estate evaluates publicly offered real estate equity based primarily on the relative attractiveness of income and the potential for capital appreciation.  When constructing a publicly offered real estate equity portfolio, Invesco Real Estate uses a bottom-up, fundamentally driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review.  This process identifies securities with (i) attractive relative yields, (ii) favorable property market outlook, and (iii) reasonable valuations relative to peer investment alternatives.  Specific factors that are evaluated in the investment process include:

•	Forecasted occupancy and rental rates;

•	Property locations;

•	Underlying asset quality;

•	Management and issuer depth and skill;

•	Alignment of interests (e.g., share ownership by management);

•	Overall debt levels;

•	Fixed charge coverage and debt service capacity;

•	Dividend growth potential;

•	Relative liquidity; and

•	Relative value and risk versus alternative investments.

These fundamental research and pricing factors are combined to identify attractively priced securities with relatively favorable long-term prospects.

Invesco Real Estate will consider selling a publicly offered real estate equity security if:

•	Its relative yield and/or valuation deviates from desired levels;

•	Its risk/return profile changes significantly;

•	Its fundamentals change; or

•	A more attractive investment opportunity is identified.

Privately offered real estate debt investment process

Invesco Real Estate begins its investment process for privately offered real estate debt by developing a strategic plan for Fund investments.  The strategic plan incorporates the Fund’s risk tolerance, loan characteristics and collateral concentrations by property type and market.  Execution of the strategic plan has three main components:

•
Investment Sourcing:  Potential loan originations (i.e., loans made directly by the Fund to borrowers) and loan acquisitions (i.e., purchases of loans from other lenders) are first screened by Invesco Real Estate to ensure that the investment’s collateral quality and risk/return relationship are consistent with the Fund’s investment objective. After screening, a formal offer is negotiated with the borrower (or seller in the case of a loan acquisition).

•
Investment Due Diligence:  During the due diligence process, Invesco Real Estate gains a thorough understanding of the loan collateral, borrower and guarantor assessment; conducts third party assessments of the property’s physical and environmental condition; and negotiates loan documentation.  Before acquisition or origination of privately offered real estate debt investments, Invesco Real Estate formulates a disposition strategy based upon expected market and underlying collateral performance.

•
Asset Management:  On an ongoing basis, the Fund’s privately offered real estate debt investments will be managed to help ensure that the Fund’s investment objective and guidelines are met.  Performing loans are monitored to ensure compliance with loan terms and covenants and that loan collateral is being maintained appropriately.  Non-performing loans will be addressed proactively to resolve borrower or collateral issues to maximize value to the Fund.  The Fund’s privately offered real estate debt investment may be serviced by one or more third-party servicers, who may be responsible for, among other things, collecting payments from the borrowers and remitting them to the Fund.

At least annually, and as special conditions warrant, a formal disciplined hold/sell analysis is performed for each private real estate debt asset.  Disposition of the collateral or security may include a secondary market sale, holding a loan until maturity, loan restructuring or in certain circumstances property foreclosure.  In determining the timing of collateral or security dispositions, Invesco Real Estate evaluates:

•	Market cycles (e.g., macro-economic conditions and credit market technicals and trends);

•	Collateral considerations (e.g., competitive position, loan structure, portfolio diversification, and anticipated and historical performance);

•	Capital market conditions (e.g., market returns, credit markets and investor demand); and

•	The Fund’s investment objective and guidelines (e.g., diversification and risks).

In the event of an impending or actual default and/or foreclosure on any privately offered real estate debt originated or held by the Fund, the debt may be sold or assigned to a wholly owned subsidiary of the Fund (e.g., a C-corporation or similar vehicle) for tax purposes.  As a result, the Fund may directly or indirectly acquire ownership of the underlying properties as a result of such default or foreclosure.

Publicly offered real estate debt investment process

Invesco Real Estate evaluates publicly offered real estate debt based primarily on the relative attractiveness of income and the potential for capital appreciation.  Publicly offered real estate debt may include, but is not limited to, fixed- and floating-rate corporate debt obligations of real estate-related entities, commercial mortgage-backed securities, commercial property whole loans and other structured securities backed directly or indirectly by real estate, including debt securities rated below investment grade debt.

In making investment decisions on corporate debt obligations, Invesco Real Estate considers the issuer’s credit quality, performance and perceptions in the market place.  Invesco Real Estate also analyzes the corporate debt security’s maturity and duration, as well as current and projected interest rates.  With respect to commercial mortgage-backed securities, Invesco Real Estate reviews the properties included in the asset pool, the seniority of the offered tranche in priority of distributions, the prepayment and default history of the pools, and the credit quality of the underlying mortgage loans.  When investing in other structured securities, such as collateralized debt obligations, Invesco Real Estate evaluates the portfolio of debt securities held by the collateralized debt obligation, and the credit quality of the particular class or tranche under consideration.  In considering investments in publicly offered real estate debt of non-U.S. issuers, Invesco Real Estate also considers whether the investment is denominated in U.S. dollars, as well as current and projected exchange rates.

Invesco Real Estate will consider selling a publicly offered real estate debt security if:

•           Its relative yield and/or valuation deviates from desired levels;

•           Its risk/return profile changes significantly; or

•           A more attractive investment opportunity is identified.

The Fund’s investments

Based on current market conditions, once fully invested, the Adviser anticipates that the Fund will allocate the Fund’s investable assets among the four quadrants of the real estate market as described below. These allocations are subject to change in response to changing market conditions.

The Fund will invest in privately and publicly offered real estate equity.  The Fund will gain exposure to privately offered real estate equity exclusively by investing through the REIT Subsidiary, which invests through wholly owned special purpose companies in properties with a focus on stable income and quality locations.  These investments include existing, substantially leased (typically 70% or greater occupancy at the time of investment) income-producing properties located in metropolitan areas that exhibit reasonable economic diversification, such as office buildings, retail space, multifamily properties, hotels, nursing homes, hospitals, agricultural property, and industrial and warehouse properties.  Publicly offered real estate equity may include common and preferred stocks, rights and warrants to purchase common stock, and depositary receipts of real estate-related companies and REITs or similar vehicles.

Invesco Real Estate effects the Fund’s indirect acquisition and disposition of private real estate equity through the REIT Subsidiary’s wholly owned special purpose companies, which are expected to be organized as limited liability companies but may also take the form of limited partnerships or other entities.  The REIT Subsidiary is a “wholly owned subsidiary” of the Fund as defined in the Investment Company Act of 1940 (the “Investment Company Act”) (i.e., the Fund owns 95% or more of the REIT Subsidiary’s outstanding voting securities).  Investment through the REIT Subsidiary involves risks, including the risk that failure of the REIT Subsidiary to qualify as a REIT will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Fund, which are described in “Principal Risks—REIT Subsidiary Risk.”

The Fund will invest in privately and publicly offered real estate debt.  Privately offered real estate debt may be characterized by secured and unsecured loans by the Fund that are backed directly or indirectly by real estate assets.  The Fund will make (originate) loans directly to borrowers, which will subject the Fund to additional risks and expenses.  Publicly offered real estate debt may include, but is not limited to, corporate debt obligations of real estate-related entities and commercial mortgage-backed securities.  The Fund may invest in debt securities of any credit quality, maturity and duration, including below investment grade debt.  The maturity or duration of the Fund’s debt investments will depend on changing interest rates.  Given the current interest rate environment, the Fund expects that the Fund’s initial duration of public and private debt investments will be approximately 3 years.  In the event of an impending or actual default and/or foreclosure on any privately offered real estate debt, the debt may be sold or assigned to a wholly owned subsidiary of the Fund (e.g., a C-corporation or similar vehicle) for tax purposes. As a result, the Fund may directly or indirectly acquire ownership of the underlying properties as a result of such default or foreclosure.

Initially, the Fund will invest in publicly offered real estate equity and debt securities offered by U.S. issuers.  Based on current market conditions, the Adviser anticipates that over time the Fund will invest up to 50% of its assets in publicly offered real estate-related equity and debt securities of non-U.S. issuers, including issuers from emerging markets.  Investment by the Fund in securities of non-U.S. entities may or may not be denominated in U.S. dollars.

In complying with its 80% investment requirement, the Fund may also make investments that have economic characteristics similar to the Fund’s real estate investments, including investments in derivatives, ETFs, unaffiliated private or public closed-end real estate funds or partnerships, and ADRs.  Derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.

The Fund may invest all or a portion of its Managed Assets in investments that are considered illiquid.  “Illiquid investments” are those that cannot be sold within seven days in the ordinary course of business at approximately the price at which they are valued by the Fund.  Notwithstanding the foregoing, the Fund will not invest more than 10% of its Managed Assets in illiquid synthetic securities.  Synthetic securities provide investment exposure to one or more underlying instruments without actually owning those instruments.  Examples of synthetic securities that may be used by the Fund include certain credit default swaps, collateralized debt obligations, credit linked notes, equity linked securities, and synthetic foreign equity securities.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.  The Fund also concentrates in the real estate industry, which means it may invest more than 25% of its total assets in that industry.

PRIVATELY OFFERED REAL ESTATE EQUITY

Once the Fund is fully invested, it will allocate up to 25% of its Managed Assets to privately offered real estate equity. This will be accomplished by the Fund investing up to 25% of its total assets in the REIT Subsidiary, which, in turn, will hold property through wholly owned special purpose companies.  The investments in real estate through the REIT Subsidiary’s wholly owned special purpose companies may include fee simple, leasehold ownership or a partnership interest in property. The REIT Subsidiary’s special purpose companies will typically invest in existing, substantially leased (typically 70% or greater occupancy at the time of investment) income-producing properties located in metropolitan areas that exhibit reasonable economic diversification, such as office buildings, retail space, multifamily properties, hotels, nursing homes, hospitals, agricultural property, and industrial and warehouse properties.  Targeted properties will typically demonstrate predictable and stable income flows, and have quality construction and design features.

The REIT Subsidiary is organized as a Delaware limited liability company that is a “wholly owned subsidiary” of the Fund, as defined in the Investment Company Act (i.e., the Fund owns 95% or more of the REIT Subsidiary’s outstanding voting securities).  The Fund will hold all of the common voting units of the REIT Subsidiary.  The Adviser will not receive a fee for managing the REIT Subsidiary, though the Fund will indirectly incur the REIT Subsidiary’s operating expenses.

In order to qualify as a REIT under the IRC, the REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership.  For example, to qualify as a REIT under the IRC, not more than 50% of the value of the REIT Subsidiary’s outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals or certain specified entities during the last half of any calendar year (the “50% Test”).  For purposes of the 50% Test, the REIT Subsidiary will “look through” to the beneficial owners of the Fund’s shares.  Accordingly, if five or fewer individuals or certain specified entities during the last half of any calendar year own, directly or indirectly, more than 50% of the REIT Subsidiary’s shares, then the REIT Subsidiary’s qualification as a REIT could be jeopardized.  The provisions of the Investment Company Act, such as those pertaining to a closed-end fund’s purchase of its own shares, do not allow the Fund to maintain the kind of shareholder ownership limitations that are commonly used by REITs to ensure compliance with the 50% Test.  The Adviser, through procedures it has adopted, will monitor the REIT Subsidiary’s compliance with the 50% Test by regularly reviewing, among other things, ownership filings required by the federal securities laws to monitor the beneficial ownership of the REIT

Subsidiary’s shares.  However, the Fund may not have the information necessary for it to ascertain with certainty whether or not the REIT Subsidiary satisfies the 50% Test.

In addition, to qualify as a REIT under the IRC, the REIT Subsidiary must satisfy the 100-shareholder test (i.e., its shares must be held by a minimum of 100 persons during at least 335 days in each taxable year subsequent to the first taxable year for which the REIT Subsidiary’s qualification as a REIT is effective).  In order to satisfy the 100-shareholder test, certain persons unaffiliated with the Adviser will purchase non-voting preferred units of the REIT Subsidiary, although such ownership will constitute less than 1% of the outstanding units of the REIT Subsidiary. The REIT Subsidiary will have approximately 100 to 125 preferred shareholders who will be “accredited investors” as defined in Regulation D of the Securities Act and will be “qualified purchasers” for purposes of the Investment Company Act and the rules and regulations promulgated thereunder.

For tax purposes, no more than 25% of the Fund’s assets may be invested in the securities of one or more issuers (other than securities of other RICs) that the Fund controls and that are determined to be engaged in the same or similar trade or business.  Under this limitation, the Fund’s investment in the REIT Subsidiary must be limited to no more than 25% of the value of the Fund’s total assets.  This limitation might require the Fund to reduce its allocation of assets to the REIT Subsidiary in the event that the Fund subsequently forms one or more wholly owned subsidiaries to which it transfers its holdings of any privately offered real estate debt subject to risk of foreclosure in order to maintain the Fund’s qualification as a RIC (see “Privately Offered Real Estate Debt” below).

The IRC limits the ability of the REIT Subsidiary to sell properties held for less than two years, which may cause it to incur losses.  Because certain activities, if performed by the REIT Subsidiary, may not be qualifying REIT activities under the IRC, the REIT Subsidiary may form taxable REIT subsidiaries, as defined in the IRC, to engage in such activities.

If, for any taxable year, the REIT Subsidiary does not qualify as a REIT, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the REIT Subsidiary’s current and accumulated earnings and profits.  Additionally, if the REIT Subsidiary fails to so qualify, it may be required to record a deferred tax expense which would result in an immediate decrease to the REIT Subsidiary’s and, in turn, the Fund’s NAV. See “Principal Risks—REIT Subsidiary Risk” for a discussion regarding the impact of the REIT Subsidiary’s failure to qualify as a REIT on the REIT Subsidiary and the Fund.  Even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain federal, state and local taxes on its income and assets, including taxes on any undistributed income, tax on income from some activities conducted as a result of a foreclosure, and state or local income, property and transfer taxes.  Dividends payable by the REIT Subsidiary to the Fund and, in turn, by the Fund to its shareholders, generally are not qualified dividends eligible for the reduced rates of tax.

PUBLICLY OFFERED REAL ESTATE EQUITY

Once the Fund is fully invested, it will allocate up to 70% of its assets in publicly offered real estate equity, when combined with its investments in publicly offered real estate debt.  Allocations may be significantly higher during periods when the Fund is engaging in a private real estate transaction because the Fund will utilize such liquid investments to gain exposure to the market until the closing of the private real estate transaction.  Publicly offered real estate equity securities include common and preferred stocks, rights and warrants to purchase common stock, and depositary receipts of real estate-related companies and REITs or similar vehicles.

The REITs in which the Fund invests may focus on particular property types or geographic regions or both.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

PRIVATELY OFFERED REAL ESTATE DEBT

Once the Fund is fully invested, it will allocate between up to 50% of its Managed Assets to privately offered real estate debt, when combined with its investments in privately offered real estate equity.  The Fund will invest directly in, or make (originate), fixed- or floating-rate privately offered real estate debt.  The Fund may invest in, or originate, senior first-lien loans that are secured by real estate.  The Fund may also invest in, or originate, subordinated interests in first-lien commercial mortgage loans (“B-Notes”) and mezzanine debt.  The Fund may also invest in, or originate, participation loans.  The Fund will make (originate) loans directly to borrowers, which will subject the Fund to additional risks and expenses.  Directly originated loans may constitute a majority of the Fund’s investments in privately offered real estate debt.

A secured, first lien loan is secured by a mortgage, and the lien holder has priority over all other liens or claims on a property in the event of a default.  A B-Note is a loan that is secured by a mortgage on property but which is subordinate to a first lien; cash flow is subordinated through an inter-creditor agreement.  Mezzanine debt is a subordinated loan made after a mortgage loan that is secured by an ownership interest in the borrower instead of by the mortgaged property itself.  A participation loan may be either senior or subordinate, and the lender or mortgagee is entitled to share in the cash flow or resale proceeds from a property owned by the borrower.  A participation loan may or may not require principal and interest payments during the life of the loan.

If the Fund originates a mortgage loan, it will be making loans and will pay all associated costs of making and carrying such loan (including related legal and servicing costs) (see “Operation Expenses” below).  In the event of an impending or actual default and/or foreclosure on any privately offered real estate debt, the debt may be sold or assigned to a wholly owned subsidiary of the Fund (e.g., a C-corporation or similar vehicle) for tax purposes.  As a result, the Fund may directly or indirectly acquire ownership of the underlying properties as a result of such default or foreclosure.

PUBLICLY OFFERED REAL ESTATE DEBT

Once the Fund is fully invested, it will allocate up to 70% of its assets in publicly offered real estate debt, when combined with its investments in publicly offered real estate equity.  Allocations may be significantly higher during periods when the Fund is engaging in a private real estate transaction because the Fund will utilize such liquid investments to gain exposure to the market until the closing of the private real estate transaction.  The Fund will invest in debt securities of issuers principally engaged in the real estate industry and other real estate-related investments.  Debt securities will include, but not be limited to, fixed- and floating-rate corporate debt obligations, commercial mortgage-backed securities and other structured securities backed directly or indirectly by real estate.

The Fund may invest in real estate-related corporate debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain bonds are “perpetual” in that they have no maturity date.  The investment return of corporate bonds reflects interest on the security and changes in the market value of the security (if sold).  The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates.  The value of the intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds.  The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place.  There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Commercial mortgage-backed securities are structured debt obligations collateralized by pools of commercial mortgages.  Issuers, such as commercial banks, assemble mortgage loans into pools of assets for sale to investors.  The underlying mortgages are secured by commercial property, such as office buildings, retail space, multifamily properties, hotels, nursing homes, hospitals, agricultural property, and industrial and warehouse properties.  Assets underlying commercial mortgage-backed securities may relate to only a few properties or to a single property.  Commercial mortgage-backed securities are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the entity’s income to make specified interest and principal payments on such tranches.  The credit quality of commercial mortgage-backed securities depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.

The Fund may also invest in other structured securities backed directly or indirectly by real estate assets, including securities backed by pools of bonds, loans and other debt obligations.  An example of such a structured security is a collateralized debt obligation, which typically is not limited to investing in one type of debt and, accordingly, may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt.  A collateralized debt obligation’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances.  Most collateralized debt obligation issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings.  Credit risk is shifted to the most junior class of securities.  If any defaults occur in the assets backing a collateralized debt obligation, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche.

CASH EXPOSURE

The Fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the Adviser.  Depending on the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the Fund’s relative performance and its ability to achieve its investment objective.  The Fund will hold cash to handle its daily cash needs, which include payment of Fund expenses and securities transactions.  Under normal circumstances, the Fund is expected to maintain a cash holding between 0-5% of Managed Assets.  In extreme adverse market conditions, the Fund may assume a temporary defensive position and invest a significant percentage of its assets directly or indirectly in cash, cash equivalents or high quality debt instruments.  During periods when the Fund is engaging in a private real estate transaction, large cash holdings may be required for a short time while the private real estate transaction is closing.

BELOW INVESTMENT GRADE SECURITIES

The Fund may invest without limitation in debt securities rated below investment grade, or in unrated securities determined by the Adviser to be of comparable quality.  The Fund anticipates that it will invest a significant portion of its assets in debt securities rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or securities comparably rated by other rating agencies, or in unrated securities determined by the Adviser to be of comparable quality.  Securities rated Ba1 or lower by Moody’s (or unrated securities of comparable quality) are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.  Securities rated BB+ or lower by S&P or Fitch (or unrated securities of comparable quality) are regarded as having predominantly speculative characteristics and may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities.  Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Fund’s NAV volatility.

FOREIGN SECURITIES

Initially, the Fund will invest in publicly offered real estate equity and debt securities offered by U.S. issuers.  Based on current market conditions, the Adviser anticipates that over time the Fund will invest up to 50% of its assets in publicly offered real estate-related equity and debt securities of non-U.S. issuers, including issuers from emerging markets.  Investment by the Fund in securities of non-U.S. entities may or may not be denominated in U.S. dollars.  The Fund may also invest in ADRs, global depository receipts (“GDRs”) or other securities representing underlying securities of foreign issuers.   ADRs are depositary receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt.  ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets.  GDRs are depository receipts issued throughout the world that evidence a similar arrangement.

DEVELOPING COUNTRIES

The Fund will invest in equity and/or debt securities issued by issuers in developing or emerging market countries.  The Fund considers developing countries to be those countries that are not included in the MSCI World Index.  Investments in developing countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally.

DERIVATIVES

Generally, the Fund intends to utilize derivative instruments, including interest rate swaps, interest rate caps, U.S. Treasury futures, currency swaps, currency futures, and other similar financial instruments, to mitigate the influence of interest rate or currency rate changes on the value of the Fund’s investments and on the amounts that the Fund borrows for leverage purposes.  The Fund may also use derivatives for investment purposes, and the use of derivatives-related strategies may be particularly prevalent during the Fund’s Invest-Up Period in order to gain market exposure.

Swaps

The Fund may engage in certain strategies involving swap agreements, including interest rate swaps, total return swaps, credit default swaps, and currency swaps, to attempt to manage the risk of its investments or leverage or, in certain circumstances, for investment purposes.  Swap agreements are contracts between the Fund and a brokerage firm, bank, or other financial institution (the counterparty) for periods ranging from a few days to multiple years.  In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in returns) earned or realized on a particular asset such as an equity or debt security, commodity, currency or interest rate, calculated with respect to a “notional amount.”  The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  The parties typically do not exchange the notional amount.  Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates.  Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a “basket” of securities representing a particular index.  In some cases, such as cross-currency swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.

Futures contracts

The Fund may engage in certain strategies involving futures contracts to attempt to manage the risk of its investments or, in certain circumstances, for investment purposes.  A futures contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of certain futures such as an index future or Eurodollar Future) for a specified price at a designated date, time and place.  A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date.  A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.

Options

The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment purposes.  An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option at the exercise price during the term of the option (for American style options or on a specified date for European style options), the security, currency or other instrument underlying the option (or in the case of an index option the cash value of the index).  Option transactions present the possibility of large amounts of exposure (or leverage), which may result in the Fund’s NAV being more sensitive to changes in the value of the option.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.

Options may be either listed on an exchange or traded in over-the-counter (“OTC”) markets.  Listed options are tri-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates.  OTC options are two-party contracts with negotiated strike prices and expiration dates and differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance).  In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time; therefore the Fund may be required to treat some or all OTC options as illiquid investments.  Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to exercise or expiration.  In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

DIP LOANS

The Fund may invest in “debtor-in-possession” loans (“DIP Loans”) newly issued in connection with “special situation” restructuring and refinancing transactions.  DIP Loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court.  DIP Loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor).  DIP Loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.  The Adviser believes that DIP Loans can offer holders thereof the opportunity to achieve attractive rates of return relative to the risk assumed.

TEMPORARY STRATEGIES AND INVEST-UP PERIOD

During the Invest-Up Period, in which the net proceeds of this offering of Common Shares are being invested, or during periods in which the Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash, affiliated money market funds or in the types of money market instruments in which those funds would invest; short-term U.S. government securities; non-U.S. government securities that have received the highest investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; credit linked notes; repurchase agreements with respect to any of the foregoing; asset-backed securities or any other debt securities that the Adviser considers consistent with this strategy.  In addition, during the Invest-Up Period and from time to time thereafter (including when the Fund is engaging in a private real estate transaction), the Fund’s allocation to publicly offered real estate equity and debt may be significantly higher because the Fund will utilize such liquid investments to gain exposure to the market until suitable privately offered real estate equity and debt investments are available.  The Adviser anticipates an Invest-Up Period of 12 months.  It is impossible to predict when, or for how long, the Fund will use these alternative strategies during other temporary or defensive periods.  To the extent the Fund employs these alternative strategies (including during the Invest-Up Period), it may not be able to meet its investment objective.

Investment policies

CREDIT RATINGS AND UNRATED SECURITIES

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P, Moody’s and Fitch.  The Fund will not necessarily sell a debt security when its rating is reduced below its rating at the time of purchase.  The Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.  The ratings of a debt security may change over time.  S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to debt securities on an ongoing basis.  As a result, debt securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated debt securities (debt securities that are not rated by a rating agency.  Unrated debt securities may be less liquid than comparable rated debt securities.  To the extent that the Fund invests in high yield and/or unrated debt securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s analysis than if the Fund invested exclusively in higher-quality and rated debt securities.  The Adviser will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

The Fund is not required to dispose of a debt security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default.  In determining whether to retain or sell such a debt security, the Adviser may consider such factors as the Adviser’s assessment of the credit quality of the issuers of such debt security, the price at which such debt security could be sold and the rating, if any, assigned to such debt security by other rating agencies.

NON-DIVERSIFICATION

The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in securities of a single issuer.  However, the Fund intends to comply with the diversification requirements imposed by the IRC, for qualification as a RIC.

CONCENTRATION

The Fund will “concentrate” (as that term may be defined in the Investment Company Act, any rules or orders thereunder, or SEC staff interpretation thereof) its investments in the domestic and foreign real estate industry. The domestic and foreign real estate industry is comprised of real estate and real estate-related companies.  The Fund considers an investment in real estate to be an ownership interest in real property and anything permanently affixed to the real property, such as buildings.  The Fund considers an investment to be real estate-related if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate.  Real estate-related investments include (i) real estate investment trusts (REITs) or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools, (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages, and (iii) debt instruments that are supported by underlying real estate collateral.

PERCENTAGE LIMITATIONS

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities.  The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets.

PORTFOLIO TURNOVER

The Fund may engage in transactions with the objective of enhancing its income distributions by purchasing securities that have authorized investment dividend payments.  Active and frequent trading may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability.  Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Operation expenses

The Fund is responsible for all reasonable and direct expenses related to its operations, including, by way of illustration and without limitation: (i) fees, costs and expenses of portfolio and property management, (ii) costs and expenses of insurance, maintenance, repair and leasing of properties held by the Fund, which may include fees for significant tenant improvement and construction management services; (iii) fees, costs and expenses incurred in connection with its investments, including the acquisition (whether or not consummated), financing, holding, improvement, disposition (whether or not consummated) or valuation of real property or any other investment; (iv) fees, costs and expenses paid to appraisers, accountants and auditors, contractors, engineers, brokers, other agents and consultants; (v) indemnification and legal-related expenses; (vi) fees paid to legal counsel; (vii) fees, costs and expenses relating to the REIT Subsidiary or any other special purpose subsidiary, Fund assets, servicing of privately offered real estate debt originated by the Fund, and short-term investments; (viii) fees, costs and expenses paid to third-party servicers of privately and publicly offered real estate debt, including for collection, administration and special services relating to defaulted loans; (ix) administrative expenses, taxes and assessments, and fees or other governmental charges levied against the Fund and its assets; (x) costs of foreclosure, eviction, enforcement of creditors rights or other legal actions in connection with the Fund’s privately offered debt and equity investments; and (xi) any other third-party expenses incurred with respect to the operation of the Fund and its investments.

 If the Adviser provides services to the Fund that would otherwise be performed for the Fund by third parties (other than for investment management), the Fund shall reimburse the Adviser’s internal costs and related overhead expenses allocable to such services, provided that such reimbursements shall not exceed the amount that would be payable by the Fund if such services were provided by third parties on an arm’s length basis.  Details of any such reimbursements shall be provided to the Fund’s Board of Trustees.  The Fund’s Board of Trustees will approve contracts under which any such services are provided.

Use of financial leverage

The Fund plans to attempt to enhance its total returns through the use of leverage, which will likely include loans from certain financial institutions and/or other borrowings, and, though less likely, may also include the issuance of commercial paper or preferred shares or debt securities (hereinafter collectively referred to as “leverage”).  The Fund intends to enter into a credit facility as soon as practical upon completion of this offering. The Fund has no current intention to issue preferred shares.

The Fund reserves the right, if the Adviser believes that market conditions are appropriate, to use leverage to the full extent permitted by the Investment Company Act.  Under the Investment Company Act, the Fund generally is not permitted to borrow (including by issuing commercial paper or debt securities) unless immediately after the borrowing, the value of the Fund’s assets less liabilities other than the borrowings is at least 300% of the principal amount of such borrowing.  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund’s Managed Assets is at least 300% of such principal amount.  If the Fund borrows, then it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.  Failure to maintain certain asset coverage requirements over a long period of time could result in an event of default or may entitle the debt holders to elect a majority of the Board of Trustees.

Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance, the value of the Fund’s assets is at least 200% of the liquidation value of the outstanding preferred shares.  In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund’s Managed Assets is at least 200% of such liquidation value.).  If the Fund issues preferred shares, then it intends, to the extent possible, to purchase or redeem Fund preferred shares from time to time to the extent necessary in order to maintain coverage of any Fund preferred shares of at least 200%.  Under the Investment Company Act, if the Fund has preferred shares outstanding, at least two of the Fund’s trustees will be elected by the holders of Fund preferred shares, voting separately as a class.  In addition, under the Investment Company Act, in the event the Fund failed to pay dividends on Fund preferred shares for two full years, the Fund’s preferred shareholders would be entitled to elect a majority of the trustees of the Fund.  The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a RIC under the IRC, which could have a material adverse effect on the value of the shares.  See “Description of Capital Structure—Preferred Shares.”

The Adviser will use leverage for the Fund only when it believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings.  The terms of any borrowings, commercial paper, preferred shares, debt securities or any other leverage will be determined by the Board of Trustees (subject to applicable law and the Fund’s Agreement and Declaration of Trust) if and when it authorizes the use of leverage.

If the Fund uses leverage, the Fund’s expenses would be higher than if leverage were not used.  Also, the fees paid to the Adviser and the Administrator will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from the issuance of leverage.

The increase in Fund expenses as a result of leverage may be significant.  In addition, the NAV of the Fund’s Common Shares would be reduced by the issuance costs of any leverage.  See “Principal Risks—Leverage Risk.”

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for borrowings or Fund preferred shares, or, if the Fund borrows from a lender, by the lender.  These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act.  It is not anticipated that these restrictions will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.  In addition to other considerations, to the extent that the Fund believes that the guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain the expected rating on the borrowings, the Fund will not use borrowings.

In addition to any indebtedness incurred by the Fund, the special purpose companies that are wholly owned by the REIT Subsidiary may also utilize leverage, including by mortgaging properties held by the special purpose companies, or by acquiring property with existing debt.  Any such borrowings will be the sole obligation of each respective special purpose company, without any recourse to any other special purpose company, the REIT Subsidiary, the Fund or its assets.  If cash flow is insufficient to pay principal and interest on a special purpose company’s borrowings, a default could result in foreclosure of any security instrument securing the debt and the complete loss of the capital invested in the particular property, which could result in losses to the REIT Subsidiary and, therefore, to the Fund.

To the extent that the REIT Subsidiary directly incurs leverage in the form of debt, the amount of leverage used by the Fund and the REIT Subsidiary will be consolidated for purposes of complying with the Investment Company Act’s limitations on leverage by the Fund.  Accordingly, it is the Fund’s present intention to utilize leverage through debt or borrowing in an amount not to exceed 33 1/3% of the Fund’s Managed Assets, less the amount of any direct debt or borrowing by the REIT Subsidiary, if any.  Because the REIT Subsidiary’s preferred shares represent a small amount of leverage by the REIT Subsidiary, such leverage will also be consolidated for purposes of complying with the Investment Company Act’s limitations on leverage by the Fund in the event that the Fund issues preferred shares.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of investments of the Fund.  The Fund may use additional strategies that may be viewed as potentially adding leverage to the portfolio, such as forward currency contracts or currency swaps.  By adding additional leverage, these strategies have the potential to increase returns to shareholders, but also involve additional risks.  Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.

The Fund’s willingness to borrow for leverage purposes (including issuing commercial paper, debt securities or preferred securities), and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates.  The Adviser will evaluate and recommend, and the Board of Trustees will consider, those and other factors in determining what form of financial leverage it believes is in the best interests of the Fund at the time such leverage is to be utilized.  Among those additional factors that the Board of Trustees will consider are the longevity of the leverage mechanism (preferred shares or debt securities may offer a longer term of leverage, as compared to borrowing); the availability of third party participants in such leverage mechanism (commercial paper and preferred shares may involve third party service providers, administrators or remarketing agents); price volatility of the leverage mechanism; and the market for such leverage (currently, there is no market for closed-end fund non-term auction rate preferred shares).  Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the initial utilization of leverage in the amount of 33 1/3% of the Fund’s Managed Assets and an annual interest rate of 1.00% payable on such leverage based on market rates as of the date of this Prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such interest payments is 0.33%.  The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy (and, depending on the form of leverage, at various other times thereafter), and such actual costs of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33 1/3% of the Fund’s Managed Assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%.  As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage.  The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholder (assuming 33 1/3% leverage)	-13.33%	-6.67%	0.00%	6.67%	13.33%

Until the Fund borrows money (including the issuance of commercial paper, debt securities or preferred shares), the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply.  The potential benefits of leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

Principal risks

You should carefully consider the risks and other information contained in this Prospectus before you decide to invest in the Fund.  The section below does not describe all risks associated with an investment in the Fund.  Additional risks and uncertainties may also adversely affect and impair the Fund’s performance.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Common Shares and the possibility of significant losses.  An investment in the Fund involves a substantial degree of risk and should not constitute a complete investment program.  Therefore, you should consider carefully the following risks before investing in the Fund.

NO OPERATING HISTORY

The Fund is a recently organized, non-diversified, closed-end management investment company with no operating history upon which prospective investors can evaluate the likely performance of the Fund.  The performance of other funds advised by the Adviser or its affiliates should not be relied upon as an indication or prediction of the performance of the Fund.  Such other funds may have significantly different characteristics, including structures, use of leverage, portfolio composition, investment objectives, and management personnel when compared to the Fund.  The Fund’s Common Shares have no history of public trading.

INVESTMENT AND MARKET RISK

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount invested.  An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of investments owned by the Fund, and market risk reflects the risk that the value of these investments may fluctuate over time, sometimes rapidly and unpredictably.  Shareholders will not generally have an opportunity to evaluate for themselves or to approve the Fund’s investments, and must rely on the Adviser with respect to the selection, amount, character and economic merits of each potential investment.  At any point in time, an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.  The Fund anticipates using leverage, which will magnify the Fund’s investment, market and certain other risks.

GENERAL RISKS OF REAL ESTATE INVESTMENT

Real property investments are subject to varying degrees of risk.  Real estate values are affected by a number of factors, including (i) changes in the general economic climate (such as changes in interest rates), (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space), (iii) the quality and philosophy of management, (iv) competition (such as competition based on rental rates), (v) specific features of properties (such as location), (vi) financial condition of tenants, buyers and sellers of properties, (vii) quality of maintenance, insurance and management services, (viii) changes in operating costs, (ix) government regulations (including those governing usage, improvements, zoning and taxes), (x) the availability of financing and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities).  Real estate investments are speculative in nature, and the possibility of partial or total loss of capital will exist.  There are special risks associated with particular sectors of real estate investments.  Investors should not invest in the Fund unless they can readily bear the consequences of such loss.

Because the Fund concentrates its assets in the real estate industry, the Fund’s investments will be closely linked to the performance of the real estate markets generally. Thus, the value of the Fund’s Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries or that may depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objective. In addition, certain real estate companies may engage in the development or construction of real estate properties. These portfolio companies are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly-developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development process.

The yields available from investments in real estate generally depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the Fund’s investments is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of the Fund to vary its portfolio in response to changes in economic or other conditions is limited.  A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Real property

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing. These risks include the following:

Retail properties

Retail properties are affected by the overall health of the applicable economy in which the property is located. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office properties

Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus noncompetitive. Office properties are affected by the overall health of the economy and other factors such as a down turn in the businesses operated by their tenants, obsolescence and non-competitiveness. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Industrial properties

Industrial properties are affected by the overall health of the economy and other factors such as downturns in the manufacturing, processing, and shipping of goods.

Hotel properties

The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

Healthcare properties

Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily properties

The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Shopping centers

Shopping center properties are affected by changes in the local markets where their properties are located and dependent upon the successful operations and financial condition of their major tenants.

Self-storage properties

Self-storage properties are affected by changes to competing local properties, consumer and small business demand for storage space, and the ability of the management team.

Other real estate

Other real estate investments may include, without limitation, data centers, timber stands, cell phone towers, prisons, gas stations, student housing, and transportation and energy infrastructure. Other real estate investments are sensitive to developments that significantly affect the individual businesses, and markets that drive the demand for these investments tend to be different from more traditional real estate sectors.

REIT SUBSIDIARY RISK

By investing in the REIT Subsidiary, the Fund is indirectly exposed to risks associated with the REIT Subsidiary’s investments.  The REIT Subsidiary invests in real estate through wholly owned special purpose companies.  Because the REIT Subsidiary is not registered under the Investment Company Act, the Fund, as an investor in the REIT Subsidiary, will not have the protections afforded to investors in registered investment companies.  Changes in the laws of the United States, under which the Fund and the REIT Subsidiary are organized, including the regulations under the IRC, could result in the inability of the Fund and/or the REIT Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and its shareholders.  Ownership of and investment through a REIT Subsidiary by a closed-end management investment company is a unique investment strategy. Differences between the statutory and regulatory regimes applicable to a management investment company and a REIT present additional challenges and risks with regard to the REIT Subsidiary’s qualification as a REIT under the IRC, which could result in the REIT Subsidiary and the Fund having additional tax liability, and reduce the Fund’s current income.

A REIT is not subject to entity-level tax on the income and gain it distributes to shareholders.  In order to qualify as a REIT under the IRC, the REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership.  In particular, if more than 50% of the value of the Fund’s outstanding shares are owned directly or indirectly by five or fewer individuals or certain specified entities during the last half of any calendar year, that ownership would be attributed to the ownership of the REIT Subsidiary, causing it to fail the 50% Test under the IRC and jeopardizing the REIT Subsidiary’s qualification as a REIT under the IRC.  To monitor compliance with the share ownership requirements, the REIT Subsidiary is generally required under the IRC to maintain records regarding the actual ownership of its shares. To do so, the Fund on behalf of the REIT Subsidiary intends to demand written statements each year from its record holders disclosing the actual owners holding a “significant percentage”  of the REIT Subsidiary’s shares through the Fund.  The “actual owners” of the REIT Subsidiary’s shares held through the Fund are the persons required to include in gross income the dividends paid by the REIT Subsidiary and, in turn, by the Fund.  A holder of the Fund’s shares that fails or refuses to comply with the demand is required by Treasury Regulations to submit a statement with its tax return disclosing the actual ownership of the Fund’s shares and other information.  The Adviser will monitor compliance with the 50% Test by regularly reviewing the beneficial ownership of the REIT Subsidiary’s shares.  However, the Adviser may not have the information necessary for it to ascertain with certainty whether or not the REIT Subsidiary satisfies the 50% Test.

In order to meet the 100-shareholder test under the IRC, the REIT Subsidiary will have approximately 100 to 125 preferred shareholders who will be “accredited investors” as defined in Regulation D of the Securities Act and will be “qualified purchasers” for purposes of the Investment Company Act and the rules and regulations promulgated thereunder.  The preferred shareholders will be unaffiliated with Invesco, and private placement, administrative, distribution and reporting services with respect to the preferred shareholders will be provided by a third party firm.  The REIT Subsidiary’s preferred shareholders will have priority in the payment of dividends on their preferred shares at the established rate.  As such, dividend payments to the REIT Subsidiary’s preferred shareholders, along with any other expenses of the REIT Subsidiary, may reduce the amount of income payable by the REIT Subsidiary to the Fund.  The REIT Subsidiary’s preferred shares are not convertible or mandatorily redeemable and any exercisable rights would generally only arise in an event of default.

Even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain U.S. federal, state and local taxes on its income and assets, including taxes on any undistributed income, taxes on income from some activities conducted as a result of a foreclosure, and state or local income, franchise, property and transfer taxes, including mortgage recording taxes. Dividends payable by the REIT Subsidiary to the Fund and, in turn, by the Fund to its shareholders, generally are not qualified dividends eligible for the reduced rates of tax.

There can be no assurance that the REIT Subsidiary’s qualification as a REIT for federal income tax purposes can be continued.  Failure to so qualify may have a negative impact on the REIT Subsidiary’s and, in turn, the Fund’s income and performance.  Additionally, there may be an immediate negative impact on the REIT Subsidiary’s and, in turn, the  Fund’s NAV at the time of any such failure if the REIT Subsidiary is required to record a deferred tax expense as described below.  If the REIT Subsidiary fails to qualify as a REIT, although the Fund will take reasonable steps to bring the REIT Subsidiary back into compliance with the REIT qualification requirements, there can be no assurance that the Fund will be able to do so.  In particular, the Fund may be unable to cure any failure resulting from the REIT Subsidiary’s failure to satisfy the 50% Test. If, however, the REIT Subsidiary complies with applicable rules that require it to determine the actual ownership of its stock and the REIT Subsidiary does not know, or would not have known through the exercise of reasonable diligence, that it failed to satisfy the 50% Test, the REIT Subsidiary may nonetheless be treated as having met the 50% Test. To comply with these rules, the Fund on behalf of the REIT Subsidiary must demand annual written statements from its record holders disclosing the actual owners holding a “significant percentage” of the REIT Subsidiary’s shares through the Fund. Alternatively,  the REIT Subsidiary may be treated as having met the 50% Test or satisfied certain other REIT requirements, if it can show the failure was due to reasonable cause and not willful neglect and the REIT Subsidiary pays a monetary sanction or tax of $50,000 or more. If the REIT Subsidiary fails to qualify as a REIT in any taxable year and no savings provision applies, the REIT Subsidiary will be subject to U.S. federal, state and local taxes, including any applicable alternative minimum tax, on its taxable income at regular corporate rates.  Distributions to the Fund will generally constitute dividend income to the extent of the REIT Subsidiary’s current and accumulated earnings and profits, as calculated for federal income tax purposes.  Further, if the REIT Subsidiary fails to qualify as a REIT, the REIT Subsidiary’s NAV will include a deferred tax expense or asset, which will, in turn, be reflected in the  NAV of the Fund.  The REIT Subsidiary’s deferred tax expense or asset is based on estimates that could vary significantly from the REIT Subsidiary’s actual tax liability/benefit and, therefore, could have a material impact on the REIT Subsidiary’s NAV, and in turn, the NAV of the Fund.

Unless entitled to relief under specific statutory provisions, the REIT Subsidiary is not eligible to make a new REIT election prior to the fifth taxable year which begins after the first taxable year for which such termination of REIT status is effective. Prior to the close of the first taxable year for which a new REIT election is effective, the REIT Subsidiary must distribute to the Fund all of its earnings and profits accumulated in an non-REIT taxable year and the Fund, in turn, would distribute any such earnings to its shareholders.  It is not possible to state whether in all circumstances the REIT Subsidiary would be entitled to such statutory relief or whether the REIT Subsidiary could cure any failure to satisfy the 50% Test in order to again qualify for taxation as a REIT.  Additionally, any net built-in gains on the assets held by the REIT Subsidiary at the date the REIT election again becomes effective is subject to corporate level tax if such gain is recognized during the 10-year period following the new REIT election (“net recognized built-in gains”).  Net recognized built-in gains include any recognized built-in gains (i.e. the excess of the fair market value of the REIT Subsidiary’s assets over its adjusted tax basis at the time of the REIT election) and any recognized built-in losses (i.e. the adjusted tax basis of the REIT Subsidiary’s assets over the fair market value of such assets at the time of the REIT election).  Such net recognized built-in gains are included in REIT taxable income and/or net capital gains but the amount required to be distributed by the REIT Subsidiary to the Fund, and, in turn, by the Fund to shareholders is reduced by any corporate level tax paid by the REIT Subsidiary.  However, these built-in gain rules will not apply to the REIT Subsidiary upon re-electing REIT status if the REIT Subsidiary was subject to tax at regular corporate rates for a period not exceeding two taxable years, and, immediately prior to being subject to tax at regular corporate rates, was subject to tax as a REIT for a period of at least one taxable year.

The REIT Subsidiary will be solely responsible for its own obligations, including with respect to creditors.  The REIT Subsidiary will be operated as a separate company and will observe its own corporate formalities (i.e., it will maintain its own separate books & records, and execute agreements in its own name and on its own behalf).  Accordingly, creditors and other claimants may only look to the REIT Subsidiary and its assets for settlement of their claims against the REIT Subsidiary.  Creditors and other claimants against the REIT Subsidiary will not have general recourse against the Fund. The REIT Subsidiary is responsible for its own legal costs in defending against any such claims, but those legal costs may diminish its returns, and thus ultimately diminish returns to Fund shareholders.  There is no guarantee that creditors and other claimants against the REIT Subsidiary will not try to reach the assets of the Fund, even where there is no legal basis for recourse to the Fund’s assets.  The Fund intends to dispute any such claims, but to the extent it does so it may incur legal costs that will diminish its returns to shareholders.

REIT RISK

Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings.  Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid.  The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.  If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks:  environmental liabilities; difficulty in valuing and selling the real estate; economic or regulatory changes; and tax risk.  Qualification of a U.S. issuer as a REIT (a “U.S. REIT”) involves the application of highly technical and complex provisions under the IRC for which there is limited guidance.  The Fund is subject to the risk that a U.S. issuer will fail to qualify as a REIT in which case the issuer would be subject to U.S. federal income tax at regular corporate rates.  Even if a U.S. issuer qualifies as a REIT, it may have other tax liabilities.  An investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located.  If a non-U.S. REIT in which the Fund invests is classified under the IRC as a passive foreign investment company (“PFIC”), the Fund intends to mark-to-market its investment and recognize any unrealized gains as ordinary income at the end of the Fund’s taxable year. If the Fund is unable to identify such an investment as a PFIC and does not make a mark-to-market election, the Fund may be subject to U.S. taxes and additional charges in the nature of interest on a portion of any “excess distribution” or gain from the disposition of shares in the non-U.S. REIT. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment.  Dividends paid by a REIT generally are not qualified dividends eligible for the reduced rates of tax.

ENVIRONMENTAL LIABILITY RISK

Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property.  Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances.  The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner.  The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Fund’s return from such investment.

INSURANCE RISK

The Fund is subject to the risk that the insurance coverage maintained on real estate investments might not be adequate to restore the investment in the event of damage or total loss.  There is also a risk that, particularly as a result of a widespread catastrophic event, insurers could become insolvent and no coverage would be available for real estate losses sustained by the Fund’s investments.  Comprehensive casualty insurance is maintained on the portfolio properties, including liability and fire and extended coverage, in amounts sufficient to permit replacement in the event of a total loss, subject to applicable deductibles.  Although the Adviser will endeavor to obtain coverage of the type and in the amount customarily obtained by owners of properties similar to the property to be acquired by the Fund, there are certain types of losses, generally of a catastrophic nature, resulting from, for example, earthquakes, floods, hurricanes and terrorist acts, that may be uninsurable or not economically insurable.  Inflation, changes in building codes and ordinances, environmental considerations, provisions in loan documents encumbering the portfolio properties pledged as collateral for loans and other factors also might make it economically impractical to use insurance proceeds to replace improvements on a property if it is damaged or destroyed.  Under such circumstances, the insurance proceeds received, if any, might not be adequate to restore the investment with respect to the affected property.

SMALLER COMPANIES RISK

Even the larger REITs in the REIT industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that  transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, global real estate company shares can be more volatile than—and at times will perform differently from—shares of larger domestic or foreign companies.

HIGHLY COMPETITIVE MARKET FOR SUITABLE INVESTMENTS

The activity of identifying, completing and realizing attractive real estate investments is highly competitive and involves a high degree of uncertainty.  The Adviser may not be able to identify suitable investments, to negotiate or arrange the closing of appropriate transactions or to arrange the timely disposition of a sufficient number of suitable investments.  The Fund will encounter competition from other institutional investors, some of which may have greater financial and other resources and more extensive experience than the Adviser. Accordingly, there can be no assurance that the Fund will be able to identify and complete an adequate number of new investment opportunities or realize the value of such investments.

THIRD-PARTY INVOLVEMENT AND NON-CONTROLLED INVESTMENTS

The Fund may co-invest with third parties through joint ventures or other entities.  Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a co-venturer or partner of the Fund may at any time have economic or business interests or goals that are inconsistent with those of the Fund or may be in a position to take action contrary to the Fund’s investment objective.  As a result, the Fund may be unable to fully realize its expected return on any such investment.  In addition, in certain circumstances, the Fund may be liable for actions of its co-venturers or partners.  Actions taken by those persons may subject the investment to liabilities in excess of, or other than, those contemplated by the Fund.

Generally, 100% equity ownership interests in real estate assets are expected to be acquired.  However, there may be shared or limited control with respect to some portfolio investments, and there may be no control rights with respect to in-kind contributions of publicly traded real estate securities.  Those investments may involve risks not present in other types of investments, such as the possibility that the other party(ies) may become bankrupt or have economic or business interests or goals inconsistent with those of the Fund.  It may also be more difficult for the Fund to sell the interests in those investments.  If control over an investment is shared with another person, deadlocks could result that could adversely affect the investment’s returns or value.

SERVICER RISK

The performance of many of the Fund’s investments may depend upon the ability of third-party servicers of the underlying real estate investments, which involves the risk that the poor performance or insolvency of such servicers could negatively impact the Fund.

DEBT SECURITIES RISK

The Fund may invest a portion of its assets in debt securities such as notes and bonds.  Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of debt securities fall, and vice versa. In typical interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The obligor of debt securities may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements.

Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

The Fund may invest in DIP Loans. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

CREDIT RISK

The issuers of debt instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.  In addition, the operations of real estate companies may be affected by financial covenants, which may limit the ability of companies to refinance, extend or pay with proceeds from other capital transactions.  The obligation to comply with such financial covenants may increase an issuer’s credit risk. This risk is increased to the extent the Fund invests in junk bonds.  Downgrades in the credit ratings of an issuer’s securities may cause significant declines in the price of the issuer’s securities.

INTEREST RATE RISK

When interest rates decline, the value of a fixed income portfolio can normally be expected to rise.  Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline.  Sudden and significant increases in market interest rates may cause a decline in the Fund’s NAV.  These risks may be greater in the current market environment because interest rates are near historically low levels.  A material decline in the Fund’s NAV may impair the Fund’s ability to maintain required levels of asset coverage for its outstanding leverage and may require the Fund to reduce leverage.  Furthermore, in periods of declining interest rates, mortgages and loans underlying certain securities are prone to prepayment (see “Prepayment Risk” below). The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

PREPAYMENT RISK

Certain of the Fund’s investments, including commercial mortgage-backed securities, are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans.  Faster prepayments often happen when interest rates are falling.  As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income.  Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration.  Longer duration securities tend to be more volatile.  Securities may be prepaid at a price less than the original purchase value.

REFINANCING RISK

There is the risk that one or more issuers of debt securities in the Fund’s portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV, Common Share price or overall return.

DIRECT LENDING RISK

The Fund may be the sole lender, a majority lender or the leader of a lending syndicate, in privately offered debt that is secured by real estate.  Because the Fund will be initiating these privately placed loans, it will be responsible for all or a substantial portion of the expenses associated with initiating the loan.  This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders.  While the secured loan is outstanding, the Fund will also bear the costs of servicing that debt, including the costs of potential further syndications of the loan and similar administrative expenses.  In the event of a default by the borrower, the Fund may need to take legal action, including foreclosure on the real estate securing the debt.  If the Fund takes possession of the secured real estate, it will be subject to the same risks and expenses of owning real estate as discussed above for privately offered real estate equity.  For tax purposes, the secured real estate may be sold or assigned to a wholly owned subsidiary of the Fund (e.g., a C-corporation or similar vehicle). As the sole or lead lender, the Fund may be required to bear all or a significant portion of the expenses necessary to enforce the security on the loan. There is no guarantee that the value of the secured real estate will be sufficient to pay off the loan entirely, or to cover the additional costs of enforcing the security.  It is possible, for example, that the market value of the secured real estate will have depreciated to the point where it is insufficient to cover the amount of the loan and the related costs.  Often in these circumstances the borrower may be going through bankruptcy proceedings, which may limit the amount of the recovery of the loan or significantly delay the recovery, and the Fund may have to incur significant legal costs in order to assert its security interest against other creditors of the borrower.  As the originator of the loan, the Fund is subject to the risk that the loan may not be attractive to investors and the risk of processing errors or breaches that could lead to claims for repurchases of the loans.  In addition, rising interest rates may decrease demand for loans and decreasing rates may increase loan prepayments. The risk and expense associated with the Fund’s privately offered real estate debt may therefore be significantly greater than the risk and expense associated with syndicated or publicly offered real estate debt, where there are potentially a greater number of debt holders and/or syndicate members to absorb the cost and expense of enforcing the debt instrument.

SUBORDINATION RISK

The Fund may invest in debt interests (including B-Notes and mezzanine investments) that may be subordinate to senior secured debt of an issuer.  Most of the Fund’s mezzanine securities are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured.  Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the Fund may invest in commercial mortgage-backed securities or other structured securities backed directly or indirectly by real estate assets that are subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans.  In the case of certain commercial mortgage-backed securities, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero.  As a result, subordinated debt may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

BELOW INVESTMENT GRADE SECURITIES RISK

The Fund may invest without limitation in debt securities rated below investment grade, or in unrated securities determined by the Adviser to be of comparable quality, and anticipates that it will invest a significant portion of its assets in debt securities that are rated below investment grade, or in unrated debt securities determined by the Adviser to be of comparable quality.  Below investment grade debt securities are commonly referred to as “junk bonds” or high yield debt securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims.  The value of junk bonds often fluctuates more in response to company, political, regulatory or economic developments than higher quality bonds.  Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Junk bonds are also issued by smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them.  Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Credit ratings on junk bonds do not necessarily reflect their actual market value.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield debt securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other securities with a value less than its original investment and/or may be subject to restrictions on the sale of such securities. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund, particularly to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such securities may not be clear.

CREDIT RATING AND UNRATED SECURITIES RISK

Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  Credit rating agencies may be paid by the companies whose debt they analyze and grade.  To the extent that the issuer of a debt security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.  Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparable credit rating.

GENERAL RISKS OF PRIVATE REAL ESTATE LOANS AND PARTICIPATIONS; NON-PERFORMING LOANS

The Fund may hold direct or indirect interests in real estate loans that after their acquisition or origination may become non-performing for a wide variety of reasons. Such nonperforming real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of the principal of such loan and/or purchasing senior loans. However, even if a restructuring were successfully accomplished, a risk exists that, upon maturity of such real estate loan, replacement “takeout” financing will not be available. Purchases of subordinated participation interests in mortgage loans raise many of the same risks as investments in real estate loans, which risks can be more acute in the case the loan becomes non-performing. In addition, some private real estate loans carry risks of illiquidity and lack of control. It is possible that the Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Fund. The foreclosure process will vary from jurisdiction to jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan, including, without limitation, lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property. If these were to arise, the Fund may be negatively impacted. Similar risks relate to foreclosure of mezzanine loans and the exercising of remedies in connection with such loans.

CONTROLLING PERSON LIABILITY RISK

The Fund may acquire controlling interests in some of its privately offered real estate debt investments. The exercise of control over an entity may impose additional risks of liability, including but not limited to employment and labor risks, failure to supervise management or violation of government laws and regulations, for which the limited liability characteristics of business ownership may not be respected. If these liabilities were to arise, the Fund might suffer a significant loss.

SPECIAL RISKS RELATING TO COMMERCIAL MORTGAGE LOANS

Commercial mortgage loans have certain distinct risk characteristics. Mortgage loans on commercial properties generally lack standardized terms, which may complicate their structure and increase due diligence costs. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans and are generally not fully amortizing, which means that they may have a significant principal balance or “balloon” payment due on maturity. Mortgage loans with a balloon payment involve a greater risk to a lender than fully amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to fully refinance the loan or to sell the property securing the loan at a price sufficient to permit the borrower to make the balloon payment. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including the value of the property, the level of available mortgage rates at the time of sale or refinancing, the borrower’s equity in the property, the financial condition and operating history of the property and the borrower, tax laws, prevailing economic conditions and the availability of credit for loans secured by the specific type of property. Commercial mortgage loans generally are non-recourse to borrowers. In the event of foreclosure on a commercial mortgage loan, the value at that time of the collateral securing the mortgage loan may be less than the principal amount outstanding on the mortgage loan and the accrued but unpaid interest thereon.

LIMITATIONS ON REMEDIES

Although the Fund will have certain contractual remedies upon default by borrowers under certain real estate investments, such as foreclosure of the underlying real estate or collecting rents generated there from or acquiring equity interests in the borrower or property owning entity, certain legal requirements may limit the ability of the Fund to effectively exercise such remedies. Furthermore, the right of a mortgage lender to convert its loan position into an equity interest may be limited by certain common law or statutory prohibitions, which may operate to prevent a lender from exercising conversion rights from debt to equity interests. In this connection, the laws with respect to the rights of creditors and other investors in certain jurisdictions in which the Fund may invest may not be comprehensive or well developed, and the procedures for the judicial or other enforcement of such rights may be of limited effectiveness.

INSOLVENCY CONSIDERATIONS

Real estate investments held by the Fund may be subject to various laws enacted in the country, jurisdiction or state of the borrower with respect to such real estate investments for the protection of creditors. Insolvency considerations may differ depending on the jurisdiction in which each borrower is formed and/or located and may differ depending on whether the borrower is a non-sovereign or a sovereign entity. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of a borrower of real estate investments, such as a trustee in bankruptcy, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such investment and, after giving effect to such indebtedness, the borrower: (a) was insolvent; (b) was engaged in a business for which the remaining assets of such borrower constituted unreasonably small capital; or (c) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. In the event of the insolvency of a borrower of an investment, payments made on such investment could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency. In addition, if a borrower with respect to an investment is the subject of a bankruptcy proceeding, payments to the Fund with respect to such investment may be delayed or diminished as a result of the exercise of various powers of the bankruptcy court including the following: (i) an “automatic stay,” under which the Fund will not be able to institute proceedings or otherwise enforce its rights against the borrower or obligor with respect to such investment without permission from the court; (ii) conversion by the bankruptcy court of such investment into more junior debt or into an equity obligation of the borrower thereof or obligor thereon; (iii) modification of the terms of the investment by the bankruptcy court, including reduction or delay of the interest or principal payments thereon; and (iv) grant of a priority lien to a new money lender to the borrower of, or obligor on, the investment.

EQUITY SECURITIES RISK

The Fund may invest in equity securities, including common stock. While common stock has historically generated higher average returns than debt securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s common stock held by the Fund. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase

PREFERRED SECURITIES RISK

The Fund may invest in preferred securities. In addition to many of the risks associated with both debt securities and common stock or other equity securities, preferred securities are also subject to deferral risk. Deferral risk refers to provisions typically contained in preferred securities that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities may also contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

NON-U.S. SECURITIES RISK

The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries.  Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls.  As a result, there generally is less publicly available information about foreign companies than about U.S. companies.  Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.  The Fund’s transactions in foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss for federal income tax purposes to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease the Fund’s ordinary income distributions to shareholders, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.  Also, the foreign currency-denominated equity securities in which the Fund invests may be subject to certain anti-deferral rules for federal income tax purposes if the foreign issuer’s investment-type assets, or income derived therefrom, exceed certain thresholds.  The effect of these rules is to accelerate the recognition of income to the Fund and cause its income dividends to not be qualified dividends eligible for reduced rates of taxation when distributed to shareholders by the Fund.

DEVELOPING OR EMERGING MARKETS SECURITIES RISK

The prices of securities issued by foreign companies and governments located in developing or emerging markets may be impacted by certain factors more than those in markets with mature economies.  For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline.  Governments in developing markets may be relatively less stable.  The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest or war may result in adverse volatility in the prices of securities or currencies.  Other factors include additional transaction costs, delays in settlement procedures and lack of timely information.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the IRC.

CURRENCY/EXCHANGE RATE RISK

The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.  Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging market countries in which the Fund invests. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated. Emerging market countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund’s investments in emerging markets securities may be impacted by the actions of the governments of the emerging market countries in which the Fund invests.

The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates.  The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. There is no guarantee that these investments will be successful.

DERIVATIVES RISK

The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument.  In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate, management and regulatory risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Counterparty risk

Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

Leverage risk

Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument.  The Fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

Correlation risk

To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index.  To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

Liquidity risk

Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

Tax risk

The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.  The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a RIC.  The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

Market risk

Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability; and currency and interest rate fluctuations.  Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

Interest rate risk

Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of debt securities generally fall as interest rates rise; conversely, prices of debt securities generally rise as interest rates fall. Specific debt securities differ in their sensitivity to changes in interest rates depending on their individual characteristics.

Management risk

The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Regulatory Risk

The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, require most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund.

The Adviser has claimed an exclusion on behalf of the Fund from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. The Adviser’s eligibility to claim the exclusion on behalf of the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund does not expect that its use of commodity interests will exceed the threshold imposed by the CFTC on advisers who claim this exclusion. In the event that the Fund’s investments in commodity interests exceed these thresholds, the Adviser on behalf of the Fund may be required to register as a CPO with the CFTC.  If the Adviser on behalf of the Fund is required to register with the CFTC as a CPO, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

LEVERAGE RISK

Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested.  Such instruments may include, among others, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk.  Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  There can be no assurance that the Fund’s leverage strategy will be successful. The Fund intends to enter into a credit facility as soon as practical upon completion of this offering.

Currently, the Fund has no intention to issue preferred shares within 12 months from the date of this Prospectus, but circumstances may arise after that period that may lead the Fund to issue preferred shares.  In the event the Fund issues term preferred shares, it may be required to replace or redeem such preferred shares at the end of the term, which may diminish the returns of Common Shareholders.  There is no guarantee that the Fund will be able to replace or reissue new term preferred shares once the initial term has expired, or that it will be able to do so on terms that are as favorable, which could further diminish the returns of Common Shareholders.  In addition, preferred shares may be viewed as adding leverage to the Fund.  Under the Investment Company Act, if the Fund has preferred shares outstanding, at least two of the Fund’s trustees will be elected by the holders of Fund preferred shares, voting separately as a class.  In addition, under the Investment Company Act, in the event the Fund failed to pay dividends on Fund preferred shares for two full years, the Fund’s preferred shareholders would be entitled to elect a majority of the trustees of the Fund.  The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a RIC under the IRC, which could have a material adverse effect on the value of the shares.  Approval by the holders of a majority of the outstanding preferred shareholders, voting separately as a class, also would be required to adopt any plan of reorganization that would adversely affect the preferred shares, change the Fund’s classification as a closed-end investment company, or change the Fund’s fundamental investment restrictions.

The Fund may use leverage if the Adviser deems such action to be appropriate in the circumstances.  In the event the Fund uses leverage, the fees paid to the Adviser for investment advisory services and for administrative services will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of Managed Assets, which includes proceeds from issuance of preferred shares, commercial paper or borrowings, which may create an incentive to leverage the Fund.

The Fund will pay, and Common Shareholders will effectively bear, any costs and expenses related to any borrowings and to the issuance, ongoing maintenance and redemption of preferred shares (if any) and/or commercial paper, including any losses the Fund may incur if forced to sell assets in order to redeem preferred shares (if any) or reduce other forms of leverage.

In addition, if a wholly owned special purpose company of the REIT Subsidiary is unable to pay principal and interest on borrowings it has incurred, a default could result in foreclosure or enforcement of any security instrument securing the debt and the complete loss of the capital invested in the particular property, which could result in losses to the REIT Subsidiary and, therefore, to the Fund.

LIQUIDITY RISK

The Fund may invest all or a portion of its Managed Assets in investments that are considered illiquid.  A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time.  A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading.  The Fund’s investments in privately offered real estate equity and debt are expected to be illiquid and, although they will be fair valued on a daily basis, there is no guarantee that the Fund will be able to sell these investments for the amount it has valued them.  The Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such instruments.

NON-DIVERSIFICATION RISK

The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund.  To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

CONCENTRATION RISK

To the extent the Fund’s investments are concentrated in the real estate industry, the Fund’s performance will depend to a greater extent on the overall condition of the real estate industry, and there is increased risk to the Fund if conditions adversely affect that industry.

LENDER LIABILITY RISK

A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.”  Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders.

Because of the nature of its privately and publicly offered real estate debt investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.  There is also a risk that the agent for the banks in the syndicate may take action that will result in claims of lender liability against the Fund, even if the Fund did not approve the action.

POTENTIAL CONFLICTS OF INTEREST RISK

The Adviser will be subject to certain conflicts of interest in its management of the Fund.  These conflicts will arise primarily from the involvement of the Adviser and its affiliates in other activities that may conflict with those of the Fund.  The Adviser and its affiliates engage in a broad spectrum of activities.  In the ordinary course of their business activities, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.  Other present and future activities of the Adviser and its affiliates may give rise to additional conflicts of interest that may have a negative impact on the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Adviser and its affiliates have implemented certain policies and procedures (e.g., information walls).  For example, the Adviser and its affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment, or with regard to companies that are the Adviser’s or its affiliates’ advisory clients.  The Adviser’s possession of this material non-public information could prevent the Fund from investing in these companies.  In addition, confidentiality agreements between certain companies and the Adviser or its affiliates or clients may restrict or otherwise limit the ability of the Fund to make investments in such companies.

Furthermore, because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest.  For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts, or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

NET ASSET VALUE DISCOUNT RISK

Frequently, shares of closed-end investment companies such as the Fund trade at a price below their NAV, commonly referred to as a “discount.”  Because the market price of the Fund’s shares may be determined by factors other than its NAV, such as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand, there is an increased risk that the Fund will trade below its offering price for an indefinite period following the offering.  Therefore, there is an added risk to investors who may sell their shares shortly after the offering.  Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation.  The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

LEGISLATION AND REGULATORY RISK

U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures is not yet known and cannot be predicted. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets.  Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests.  Legislation or regulation may also change the way in which the Fund itself is regulated.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The Dodd-Frank Act has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund or its counterparties. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK

Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the FNMA and the FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie

Mac in a sound and solvent position. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced.

Since 2009, both Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ mortgage-backed securities.

In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down Fannie Mae and Freddie Mac and reduce the government’s role in the mortgage market. Discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of Fannie Mae and Freddie Mac.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

CONSUMER PROTECTION LAWS

The loans underlying certain of the Fund’s investments and/or the originators of such loans may be subject to special rules, disclosure and licensing requirements and other provisions of federal and state consumer protection laws, including, among others, the federal Truth-in-Lending Act, Regulation Z, the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act and related statutes. Failure to comply with these federal or state consumer protection laws and related statutes could subject lenders to specific statutory liabilities. In some cases, this liability may affect the subsequent assignees of such obligations, including the issuer of such securities. In particular, a lender’s failure to comply with the federal Truth-in-Lending Act could subject such lender and its assignees to monetary penalties and could result in rescission. Numerous class action lawsuits have been filed in multiple states alleging violations of these statutes and seeking damages, rescission and other remedies. These suits have named the originators and current and former holders. If any issuer of a loan were to be named as a defendant in a class action lawsuit, the costs of defending or settling such lawsuit or a judgment could reduce the amount available for distribution on the related securities and could negatively impact the returns to the Fund.

Under the ADA, all public properties are required to meet certain federal requirements related to access and use by disabled persons. In addition, changes in governmental rules and regulations or enforcement policies affecting the use or operation of the properties, including changes to building, fire and life-safety codes, may occur. Any properties acquired by the Fund may not be in compliance with the ADA or other governmental requirements. If a property is not in compliance with the ADA or other governmental requirements, then the Fund may be required to make modifications to such property to bring it into compliance, or face the possibility of an imposition of fines or an award of damages to private litigants. In either case, the Fund may suffer losses, which would reduce amounts available for distributions to the Common Shareholders of the Fund.

MARKET DISRUPTION RISK

Global financial markets have over the past several years experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current global economic downturn could adversely impact the value of the Fund’s Common Shares.

POSSIBILITY OF FUTURE TERRORIST ACTIVITY

The real estate properties in which the Fund invests, either directly or indirectly, are expected to be located in or near major metropolitan areas.  Such properties or the areas in which they are located could be subject to future acts of terrorism.  In addition to the potential direct impact of any such future act, terrorist attacks and the anticipation of any such attacks could have an adverse impact on the financial and insurance markets and economy, thus harming leasing demand for and the value of the Fund’s investments.  It is not possible to predict the severity of the effect that such future events would have on the financial and insurance markets and economy or the portfolio properties.  These events may have a negative effect on the business and performance results of one or more of the Fund’s investments, including by raising insurance premiums and deductibles and limiting available insurance coverage for the real estate properties.

DEPENDENCE ON KEY PERSONNEL RISK

The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments.  If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected.  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds.  The Adviser has informed the Fund’s Board of Trustees that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs.  In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Adviser in the future.

ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund.  These provisions could deprive the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.  The Fund’s Board of Trustees has determined that these provisions are in the best interests of long-term shareholders generally.  See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

TAX RISKS

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, among other things, the Fund must satisfy a number of technical and complex requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income and distributions.  If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund’s investment policies and trading strategies, including, but not limited to, investment in REITs, distressed and defaulted securities, foreign securities, and use of derivatives and short-term trading strategies, may result in a larger portion of its income being taxable at ordinary income tax rates than might otherwise be the case.  The Fund may also invest in certain securities, such as certain derivatives, for which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments.  The ultimate tax characterization of the Fund’s distributions made with respect to a taxable year may not finally be determined until after the end of that taxable year.  In addition, there is a possibility that the Fund may make total distributions during its taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that taxable year.  This  could occur as a result of the Fund making level distributions or the recharacterization of distributions previously made by the Fund.  For example, the Fund may distribute net short-term capital gains early in its taxable year, but incur net short-term capital losses later in that taxable year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund.  In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares.  Also, none or only a small portion of the Fund’s income distributions are anticipated to be classified as “qualified dividend income,” eligible for reduced rates of taxation by individual investors who meet holding period and other requirements.  Accordingly, no assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will  consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.

HOW THE FUND MANAGES RISK

The Adviser employs a multi-faceted approach to oversight and risk management.  In the first instance, each investment team has embedded risk controls within its investment management discipline, including review and oversight processes tailored to its philosophy and objective.  These processes are bolstered and overseen by multi-dimensional independent controls.

These layers of controls are designed to provide enhanced transparency, reporting and risk assessment to and from the portfolio management team and investment teams.  Specifically, these layers of controls will provide the following:

•	Place restrictions on the maximum size of any one investment;

•	Diversify the strategies employed within the Fund’s investment process;

•	Put all investments through the Adviser’s investment and due diligence process;

•	Monitor leverage levels and maturities consistent with the risk expectations;

•	Monitor tenant and industry exposure; and

•	Monitor third-party resources to ensure processes are established throughout the holding period to mitigate risk and maximize value of each investment.

In addition, the Adviser provides corporate risk control infrastructure and systems that include:

•	Reporting lines from the investment team up to the senior managing directors who have risk control oversight responsibility;

•	Review of operational controls and related corporate exposures by the Corporate Risk Management Committee;

•	Regular review of investment matters by the Board of Trustees, including presentations by investment professionals; and

•	Additional reviews conducted by and support provided by Compliance and Internal Audit, as well as the support offered by the investment team’s compliance officer.

The Adviser utilizes a Global Compliance Department that prepares monitors and implements policies and procedures that are reasonably designed to prevent violations of federal securities laws or regulations.  The Compliance Department disseminates informative and explanatory memoranda, reports, manuals, etc., for employee education and adherence to applicable regulations.  The Compliance Department also conducts and creates educational and informative seminars and programs for general refreshers and new or revised issues and requirements.  Most importantly, on a routine basis it monitors existing practices, policies and procedures and reviews periodically written practices, policies, and procedures.  The Compliance Department will provide senior management and the Board of Trustees with reports on any significant exceptions, abuses, misunderstandings, errors, and other actions.

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Fund’s Board of Trustees under the laws of the State of Delaware and the Investment Company Act. The responsibilities of the Board of Trustees include, among other things, the oversight of the Fund’s investment activities, financing arrangements and corporate governance activities.  The standing committees of the Board of Trustees are expected to be an Audit Committee; Compliance Committee; Governance Committee; Investment Committee and subcommittee thereof; and Valuation, Distribution and Proxy Voting Oversight Committee.  The day-to-day operation of the Fund is delegated to the officers of the Fund and the Adviser, subject always to the investment objective, restrictions and policies of the Fund and to the general supervision by the Board of Trustees.

The Board of Trustees is composed of 14 Trustees, including eleven Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Fund (“Independent Trustees”).  The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

INVESTMENT ADVISER AND SUB-ADVISER

The Fund’s investment adviser is Invesco Advisers, Inc.  The Adviser is a wholly owned subsidiary of Invesco Ltd., and had $705.6 billion under management at June 30, 2013.  The Adviser’s principal office is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309.

The Fund’s portfolio management team is part of an investment center of the Adviser known as Invesco Real Estate.  Established in 1983, Invesco Real Estate managed approximately $53.2 billion in real estate investments in private real estate, real estate securities and real estate debt as of June 30, 2013.  With approximately 350 employees in 18 offices worldwide, the group focuses on top-down market and property type fundamentals combined with bottom-up local market intelligence.  Senior members of the management team have worked together for more than 25 years, contributing to the consistent implementation of Invesco Real Estate’s investment strategy and resulting performance.

The sub-adviser to the Fund is Invesco Asset Management, which is an indirect wholly owned subsidiary of Invesco Ltd.

PORTFOLIO MANAGEMENT TEAM

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Joe Rodriguez, Jr., Portfolio Manager, who has been associated with Invesco and/or its affiliates since 1990.

•	Mark Blackburn, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 1998.

•	Paul Curbo, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 1998.

•	Darin Turner, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2005.

Mr. Rodriguez is an Invesco Managing Director and is the head of real estate securities for Invesco.  In addition to portfolio management, Mr. Rodriguez oversees all phases of the unit including securities research and administration.  He has served on the following industry boards:  Editorial Board for the National Association of Real Estate Investment Trusts and Editorial Board for Institutional Real Estate Securities Newsletter.

Mr. Rodriguez has been a guest on CNBC and Bloomberg News.  He has published for The Institute for Fiduciary Education and Real Estate Finance.  He was also a contributing author to Real Estate Investment Trusts: Structure Analysis and Strategy, a book published by McGraw Hill.  He is a member of the National Association of Business Economists, the American Real Estate Society and the Business Advising Board for the Hankamer School of Business at Baylor University.  He has also served as adjunct professor of economics at the University of Texas at Dallas.  He holds a Bachelor of Business Administration degree in Economics and Finance and a Master of Business Administration degree in Finance from Baylor University.  Mr. Rodriguez has 28 years of investment experience.  He joined Invesco in 1990.

Mr. Blackburn is an Invesco Managing Director and a member of the Real Estate Securities Portfolio Management and Research Teams.  His current duties include work as Director of Securities Research and Portfolio Manager.

Prior to joining Invesco in 1998, he worked as an Associate Director of Research focusing on equity securities research and recommendations with a regional brokerage firm.  He has approximately 24 years of experience in institutional investing and risk management along with a background in evaluating the high-yield and convertible securities markets.  Mr. Blackburn received his Bachelor of Science degree in Accounting from Louisiana State University and his Master of Business Administration degree from Southern Methodist University.  He is a member of the National Association of Real Estate Investment Trusts (NAREIT).

Mr. Curbo is an Invesco Senior Director and a member of the Real Estate Securities Portfolio Management and Research Teams.  His current duties include work as a Portfolio Manager performing quantitative and fundamental research on real estate securities.  Mr. Curbo joined Invesco in 1998 and worked for several years in the real estate research group as a Senior Research Analyst.  He led one of Invesco’s regional teams and directed the firm’s research and strategy efforts in the western region of the United States.

Prior to joining Invesco, Mr. Curbo was a senior research associate with Security Capital Group, where he was responsible for analyzing multifamily, industrial and office real estate markets.  Mr. Curbo previously held a position with Texas Commerce Bank.  He has 18 years of real estate experience.  Mr. Curbo holds a Bachelor of Business Administration degree in Finance from the University of Texas at Austin and has completed graduate coursework in Economic Theory and Econometrics at the University of Texas at Dallas.  Additionally, he holds the Chartered Financial Analyst® (CFA®) designation.  He is a member of the National Association of Real Estate Investment Trusts (NAREIT).

Mr. Turner is an Invesco Director and a member of the Real Estate Securities Portfolio Management and Research Teams.  Mr. Turner is a voting member on fixed income portfolios and a non-voting member on equities portfolios.  His current duties involve evaluating structured real estate securities with a focus on debt securities such as commercial mortgage-backed securities, corporate debt and corporate preferred stock.  Mr. Turner also provides tenant and credit quality analysis, capital structure analysis and debt pricing analysis for equity portfolios.  Mr. Turner joined Invesco in 2005 as an Acquisitions Analyst and later served as the Associate Portfolio Manager for Invesco Real Estate’s U.S. Value Added Funds.

Prior to joining Invesco, Mr. Turner was a financial analyst in the corporate finance group of ORIX Capital Markets, where he was responsible for the daily evaluation of a $2 billion fixed-income portfolio, as well as analyzing the performance of specific collateralized debt obligations.  Additionally, he was responsible for the execution of a high-yield repurchase facility and a leveraged loan swap agreement, as well as implementing certain portfolio hedging strategies.  Mr. Turner holds a Bachelor of Business Administration degree in Finance from Baylor University, a Master of Science degree in Real Estate from the University of Texas at Arlington, and a Master of Business Administration degree specializing in Investments from Southern Methodist University.

More information on the portfolio managers may be found at www.invescorealestate.com.  The Web site is not part of this Prospectus.

INVESTMENT ADVISORY AGREEMENT

Duties and obligations

The Adviser provides services to the Fund pursuant to a Master Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”).  The Advisory Agreement provides that, subject to the direction and control of the Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets, (ii) supervise the investment program of the Fund and the composition of its investment portfolio, and (iii) decide on and arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund.  In addition, the Advisory Agreement provides that the Adviser shall take, on behalf of the Fund, all actions that appear to be necessary to effectuate such purchase and sale programs and investment supervisory functions.

Compensation

The Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily Managed Assets. Under the Advisory Agreement, the Fund bears all of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares.  During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage, because the fees paid are calculated on the basis of Managed Assets, which includes the assets purchased through leverage.  The Adviser has contractually agreed to waive 25 basis points of its advisory fee for one year from the date of this offering, so that for the first year of operations  the Fund will pay an advisory fee equal to 1.00 % of the Fund’s average daily Managed Assets.

Term and termination

The Advisory Agreement shall continue for an initial term of two years from the date that initial shareholders approve it, and shall continue thereafter if approved annually (i) by the Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund, and (ii) by a majority of the Trustees who are not “interested persons” of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated (i) at any time by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund upon 60 days’ notice to the Adviser, or (ii) by the Adviser on 60 days’ written notice to the Fund.  The Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the Investment Company Act.

Limitation of liability

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Advisory Agreement.

Delegation to affiliated sub-advisers

Under the terms of the Advisory Agreement, the Adviser may delegate any or all of its rights, duties or obligations under the Advisory Agreement to one or more affiliated sub-advisers in accordance with the Sub-Advisory Agreement and applicable law.

SUB-ADVISORY AGREEMENT

The Adviser has entered into a Sub-Advisory Agreement with Invesco Asset Management, pursuant to which Invesco Asset Management may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.  Invesco Asset Management is a registered investment adviser under the Advisers Act.  The Adviser and Invesco Asset Management are indirect wholly owned subsidiaries of Invesco Ltd.

Duties of the affiliated sub-adviser

The Sub-Advisory Agreement provides that the Adviser may, in its discretion, appoint Invesco Asset Management to provide: (i) investment advice to the Fund for all or a portion of its investments; (ii) placement of orders for the purchase and sale of portfolio securities or other investments for the Fund; or (iii) discretionary investment management of all or a portion of the investments of the Fund.

Compensation

The only fees payable to Invesco Asset Management under the Sub-Advisory Agreement are for providing discretionary investment management services.  For such services, the Adviser will pay Invesco Asset Management a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Fund under the Investment Advisory Agreement, multiplied by (ii) the fraction equal to the net assets of the Fund as to which Invesco Asset Management shall have provided discretionary investment management services for that month divided by the net assets of the Fund for that month.  In no event shall the aggregate monthly fees paid to Invesco Asset Management under the Sub-Advisory Agreement exceed 40% of the monthly compensation that the Adviser receives from the Fund pursuant to its Advisory Agreement with the Fund, as reduced to reflect contractual or voluntary fees waivers or expense limitations by the Adviser, if any.

Liability

The Sub-Advisory Agreement provides that Invesco Asset Management will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from Invesco Asset Management’s willful misfeasance, bad faith, gross negligence or from reckless disregard of its duties and obligations thereunder.

Term and termination

The Sub-Advisory Agreement shall continue for an initial term of two years from its effective date, and shall continue thereafter if approved annually (i) by the Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund, and (ii) by a majority of the Trustees who are not “interested persons” of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement may be terminated with respect to an affiliated sub-adviser by the Board of Trustees, a majority of the outstanding voting securities of the Fund, or any party on 60 days’ written notice.  Should the Sub-Advisory Agreement be terminated, the Adviser will assume the duties and responsibilities of Invesco Asset Management or will appoint another affiliated sub-adviser to perform such duties and responsibilities.  In addition, the Sub-Advisory Agreement will terminate automatically if assigned, as defined in the Investment Company Act.

A discussion regarding the basis for the approval of the Advisory Agreement and Sub-Advisory Agreement by the Board of Trustees will be available in the Fund’s first report to shareholders.

CONTROL PERSONS

A control person is a person who beneficially owns more than 25% of the voting securities of a company.  The Adviser has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this Prospectus.  However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

Net asset value

The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund’s total assets (including amounts obtained through leverage).  The Fund calculates NAV per Common Share by subtracting liabilities (including accrued expenses or dividends and obligations to repay leverage) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received and assets attributable to leverage) and dividing the result by the total number of outstanding Common Shares of the Fund.

The Fund determines its NAV on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the customary trading session (normally 4:00 p.m., Eastern Time), or any earlier closing time that day. The Fund values portfolio securities for which market quotations are readily available at market value.  The Fund values all other securities and assets for which market quotations are  unavailable or unreliable at their fair value in good faith using procedures approved by the Board of Trustees.  The Board of Trustees has delegated this daily determination (including fair valuation) to the Adviser’s Valuation Committee, which acts in accordance with Board approved policies.  On a quarterly basis, the Adviser provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings.  Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market, issuer specific events occurred after the security ceased trading, or because of the passage of time between the close of the market on which the security trades and when the Fund calculates its NAV.  Issuer specific events may cause the last market quotation to be unreliable.  Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market.  Where market quotations are not readily available (e.g., real estate), including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board of Trustees.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. A fair value price is an estimated price that requires consideration of all appropriate factors, including indications of fair value available from pricing services. Fair value pricing involves judgment and a fund that uses fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities.

The Adviser may use indications of fair value from pricing services approved by the Board of Trustees.  In other circumstances, the Adviser’s Valuation Committee may fair value securities and assets in good faith using procedures approved by the Board of Trustees.  As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources.  Fair value pricing methods and pricing services can change from time to time as approved by the Board of Trustees.

Specific types of securities and other assets are valued as follows:

Domestic Exchange Traded Equity Securities.  Market quotations are generally available and reliable for domestic exchange traded equity securities.  If market quotations are not available or are unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board of Trustees.

Foreign Securities.  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations.  Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable.  If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security.  If an issuer specific event has occurred that the Adviser determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value.  The Adviser also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current fair value as of the close of the NYSE.  For foreign securities where the Adviser believes, at the approved degree of certainty, that the price is not reflective of current market value, the Adviser will use the indication of fair value from the pricing service to determine the fair value of the security.  The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund.  Because the NAV of the Fund’s Common Shares is determined only on business days of the Fund, the value of the Fund’s investments in foreign securities may change on days when the NYSE is not open for trading.

Debt Securities.  Government, corporate, asset-backed, mortgage-backed and municipal bonds, convertible securities, including high yield, junk or real estate bonds, and loans, normally are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data.  Prices received from pricing services are fair value prices.  In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the Adviser’s Valuation Committee will fair value the security using procedures approved by the Board of Trustees.

Short-term Securities.  The Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Futures and Options.  Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded.  Options are valued on the basis of market quotations, if available.

Open-end Funds.  To the extent the Fund invests in open-end funds, other than open-end funds that are exchange-traded, the Fund will calculate its NAV using the NAV of the underlying fund in which it invests.

Privately Offered Real Estate Equity.  The Fund’s investments in real property (held indirectly through the REIT Subsidiary’s wholly owned special purpose companies) are stated at fair value.  Determination of fair value involves significant levels of judgment because the actual fair value of real estate can be determined only by negotiation between parties in a sales transaction.  The REIT Subsidiary’s primary objective when valuing its real estate investments will be to produce a valuation that represents a reasonable estimate of the fair value of its investments.

Property and investment values are affected by, among other things, the availability of capital, occupancy rates, operating expenses, rental rates and interest and inflation rates.  As a result, determining real estate and investment values involves many key inputs and assumptions, including rental income and expense amounts, related rental income and expense growth rates, discount rates and capitalization rates.  Valuation techniques may include discounted cash flow analysis, prevailing market capitalization rates, analysis of recent comparable sales transactions, actual sale negotiations and bona fide purchase offers received from third parties.  Amounts ultimately realized from each investment may vary significantly from the fair value presented.

The REIT Subsidiary may employ an independent pricing service, which will assist in appraising each property once every 12 months and review each property quarterly.  The external appraisal reports will be staggered on a monthly basis throughout the year, allowing each property to be to be fully appraised at least once per year.  In coordination with the pricing service, each property will be monitored daily for significant events such as new leases, capital expenditures, newly discovered capital market events, market rent movement, etc., and fair valued accordingly.

The NAV of the shares of the REIT Subsidiary held by the Fund will be calculated daily and factored into the Fund’s daily NAV calculation.  The NAV of the REIT Subsidiary’s shares will indirectly take into account any mortgages incurred by the REIT Subsidiary’s wholly owned special purpose companies.

Privately Offered Real Estate Debt.  Privately offered real estate debt will be fair valued using an evaluated quote provided by an independent pricing service.  Evaluated quotes provided by the pricing service utilize two approaches:  yield-based and price-based.  Generally, the yield-based approach is a discounted cash flow analysis whereas the price-based approach is a direct valuation method similar to the sales comparison approach utilized in traditional appraisals for real estate.  The yield-based approach is used for performing debt and contains a traditional discounted cash flow analysis where the discount rate is based upon the specific attributes of the debt.  The priced-based approach is used for distressed securities that are not expected to perform as per their contractual terms.  It assumes a foreclosure scenario that estimates the recoveries, net of expenses, that will be available to the lender/owner of the note (i.e., the Fund).  The observation of certain distressed credit indicators, including but not limited to high loan to value, low debt service coverage ratio or near term balloon risk (borrower will not be able to refinance at par) may trigger the use of a price-based approach.  Depending on the extent of the distress, the results of a price-based approach may be weighted together with the results of the yield-based approach to reach a final evaluated quote.  The methodology used by the pricing service will be based on financial factors, credit factors, collateral characteristics and current market conditions.  To the extent distressed privately offered real estate debt is held through a special purpose entity that is wholly owned by the Fund, the fair value of interest in the special purpose entity will be calculated daily and factored into the Fund’s NAV.

Publicly Offered Real Estate Equity.  A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid on that day.  Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers, and may be considered to be fair valued.

Publicly Offered Real Estate Debt.  Publicly offered real estate debt is fair valued using an evaluated quote provided by an independent pricing service.  Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, yield, collateral type, individual trading characteristics and other market data.

Distributions

Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly distributions to Common Shareholders of all or a portion of its net investment income (after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or borrowing or other forms of leverage utilized by the Fund). The Fund expects to declare the initial monthly dividend on the Fund’s Common Shares within approximately 45-70 days after completion of this offering, with payment of the initial monthly dividend occurring approximately 85-120 days after completion of this offering.  The Fund expects that its initial distribution will consist primarily of ordinary income. If the Fund’s initial monthly dividend is declared in January 2014, it will be treated as having been paid by the Fund and received by the shareholders in calendar year 2014. In this case, the Fund may be subject to a 4% federal excise tax on its ordinary income and certain of its gains realized and not distributed during calendar year 2013. Conversely, if the initial monthly dividend is declared in December 2013 to shareholders of record in such month, and paid to shareholders in January 2014, it will be treated as having been paid by the Fund and received by the shareholders on December 31, 2013 for federal tax purposes. See “Tax Matters.”

On June 21, 2012, the Fund received from the U.S. Securities and Exchange Commission (“SEC”) an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than annually, subject to certain conditions. Absent such exemption, Section 19(b) of the Investment Company Act generally limits the Fund to making no more than one distribution of long-term capital gains every 12 months.  If the Fund adopts a managed dividend policy, which the Adviser intends to request that the Board of Trustees adopt, the Fund will make level monthly dividend distributions that would result in the payment of approximately the same amount to the Fund’s shareholders each month.  Additional distributions may be made to avoid payment of federal income or excise tax. These monthly distributions may be comprised of net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital.

The Fund periodically will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder’s distribution may be a return of capital.  A return of capital may occur when some or all of the money that a shareholder invested in the Fund is paid back to the shareholder.  If the source of the dividend or other distribution was comprised of either net realized short-term capital gains, net realized long-term capital gains, or return of capital, Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide shareholders with written disclosure to that effect that accompanies such payment.

A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Persons who periodically receive a distribution may be under the impression that they are receiving net profits when they are not.  Shareholders should read carefully any written disclosure provided pursuant to Section 19(a) and Rule 19a-1, and should not assume that the source of any distribution from the Fund is net profit.  In addition, conclusions should not be drawn about the Fund’s investment performance from the amount of any Fund distribution or from the terms of the Fund’s distribution policy.

The tax treatment and characterization of the Fund’s distributions may vary significantly because of the nature of the Fund’s investments and policies.  As noted above, the Fund anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (between net investment income, net realized capital gains, and return of capital) of the distribution made.  The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.  The ultimate tax characterization of the Fund’s distributions made in a fiscal year cannot be determined until after the end of that fiscal year.  As a result, there is a possibility that the Fund may make total distributions during a fiscal year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the fiscal year.  In such situations, the amount by which the Fund’s total distributions exceed its net investment company taxable income and net capital gains would generally be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Fund’s current income and current gains, such as its asset mix and the Fund’s use of options.  To permit the Fund to maintain a more stable distribution, the Fund may from time to time distribute less than the entire amount of income and gains earned in a particular period.  The undistributed income and gains would be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during that period. Undistributed income and gains will add to the Fund’s NAV and, correspondingly, distributions from undistributed income and gains and from capital, if any, will deduct from the Fund’s NAV.

Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan, unless an election is made to receive cash.  See “Dividend Reinvestment Plan.”

Dividend reinvestment plan

The dividend reinvestment plan (the “Plan”) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (“Distributions”) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

PLAN BENEFITS

Add shares to your account: You may increase your shares in the Fund easily and automatically with the Plan.

Low cost: Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its NAV. In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

Convenience: You will receive a detailed account statement from Computershare Trust Company, N.A. (the “Plan Agent”) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

Safekeeping: The Plan Agent will hold the shares it has acquired for you in safekeeping.

HOW TO PARTICIPATE IN THE PLAN

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

HOW TO ENROLL

To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A. P.O. Box 43078, Providence, Rl 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Plan Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

HOW THE PLAN WORKS

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.
Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Fund is trading at a discount—a market price that is lower than its NAV—you’ll pay the market price for your reinvested shares.

COSTS OF THE PLAN

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

TAX IMPLICATIONS

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

HOW TO WITHDRAW FROM THE PLAN

You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.
If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Plan Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Plan Agent is required to pay.

2.
If you opt to sell your shares through the Plan Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

3.
You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

SMALL ACCOUNTS

The Fund may cause the Plan Agent to terminate Plan accounts holding less than a designated number of shares, upon notice to such Plan participants, in which case the Plan Agent will arrange for the sale of such shares and send such participants the proceeds, minus brokerage commissions.

Note that the Plan may be amended or supplemented by the Fund at any time upon 30 days’ written notice to Plan participants.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

Description of capital structure

The Fund is a statutory trust organized under the laws of the State of Delaware pursuant to a Certificate of Trust filed with the State of Delaware on June 21, 2011.  The Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, without par value.  The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on the NYSE and such meetings are required as a condition to such listing.

COMMON SHARES

The Fund’s Second Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”) permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, with no par value per Common Share.  Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund.  Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board of Trustees.  The Investment Company Act or the terms of any borrowings or preferred shares may limit the payment of distributions to the holders of Common Shares.  Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Agreement and Declaration of Trust.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.  The Agreement and Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability.

While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid, and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the Investment Company Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency.  These requirements may include an asset coverage test more stringent than under the Investment Company Act.  This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for federal income tax purposes.  The Fund intends, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund’s status as a RIC.  See “Investment Objective and Investment Policies,” “Principal Risks” and “Distributions.”  Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof, or a “make-whole” premium in the event of prepayment of any issued debt or other borrowings.

The Fund has no present intention of offering additional Common Shares, except as described herein.  Other offerings of its Common Shares, if made, will require approval of the Board of Trustees.  Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shareholders.  The Common Shares have no preemptive rights.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

The Fund may utilize leverage through borrowings and intends to enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program.  The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow an amount equal to approximately one-third of the Fund’s Managed Assets (exclusive of the amount borrowed) following the closing of the offer and sale of the Common Shares offered hereby.  Any such borrowings would constitute financial leverage.  Such a credit facility/commercial paper program is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions.  Outstanding amounts would be payable at maturity or such earlier times as required by the agreement.  The Fund may be required to prepay outstanding amounts under the credit facility/commercial paper program or incur a penalty rate of interest upon the occurrence of certain events of default.  The Fund would be expected to indemnify the lenders under the credit facility/commercial paper program against liabilities they may incur in connection with the credit facility/commercial paper program.  The Fund intends to enter into a credit facility as soon as practical upon completion of this offering.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio, less all liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act) is at least 300% of the aggregate amount of the outstanding indebtedness.  In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the total asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of such aggregate amount.  If the Fund borrows money or enters into credit facility/ commercial paper program, the Fund intends, to the extent possible, to retire outstanding debt or repay borrowing , from time to time, to maintain an asset coverage of any outstanding indebtedness of at least 300%.

In addition, the Fund expects that a credit facility/commercial paper program would contain covenants that, among other things, likely will limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the Investment Company Act.  The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.  The Fund expects that any credit facility/commercial paper program would have customary covenant, negative covenant and default provisions.  There can be no assurance that the Fund will enter into an agreement for a credit facility/commercial paper program on terms and conditions representative of the foregoing, or that additional material terms will not apply.  In addition, if entered into, any such credit facility/commercial paper program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

PREFERRED SHARES

The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having no par value per share or such other amount as the Trustees may establish, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.  Currently, the Fund has no intention to issue preferred shares within 12 months from the date of this Prospectus, but circumstances may arise after that period that may lead the Fund to issue preferred shares.

Under the requirements of the Investment Company Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%.  Asset coverage means the ratio that the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the Investment Company Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares.  The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared.  The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Agreement and Declaration of Trust) if and when it authorizes the preferred shares.  At times, the dividend rate on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.  Issuance of preferred shares may also require the Fund to establish a liquidity or credit enhancement facility, which may also increase expenses and diminish returns of Common Shareholders.  In the event the Fund issues term preferred shares, it may be required to replace or redeem such preferred shares at the end of the term, which may also diminish the returns of Common Shareholders.  Moreover, there is no guarantee that the Fund will be able to replace or reissue new term preferred shares once the initial term has expired, or that it will be able to do so on terms that are as favorable, which could further diminish the returns of Common Shareholders.  If issued, preferred shares may be viewed as adding leverage to the Fund.  Under the Investment Company Act, if the Fund has preferred shares outstanding, at least two of the Fund’s trustees will be elected by the holders of Fund preferred shares, voting separately as a class.  In addition, under the Investment Company Act, in the event the Fund failed to pay dividends on Fund preferred shares for two full years, the Fund’s preferred shareholders would be entitled to elect a majority of the trustees of the Fund.  The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a RIC under the IRC, which could have a material adverse effect on the value of the shares.  Approval by the holders of a majority of the outstanding preferred shareholders, voting separately as a class, also would be required to adopt any plan of reorganization that would adversely affect the preferred shares, change the Fund’s classification as a closed-end investment company, or change the Fund’s fundamental investment restrictions.

Anti-Takeover and other provisions in the Fund’s Governing Documents

The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees.  This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from attempting to obtain control over the Fund.  Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.  At the first annual meeting the trustees will be elected and divided into three classes, with the terms of one class expiring at each annual meeting of shareholders.  At each succeeding annual meeting, one class of trustees will be elected to a three-year term.  This provision could delay for up to two years the replacement of a majority of the Board of Trustees.  A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of a majority of the shares then entitled to vote for the election of the respective trustee.

The trustees may from time to time grant voting rights to shareholders with respect to particular matters, certain of which are required by the Investment Company Act.  The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party.  The provisions of the Agreement and Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  These provisions provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies.  The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Agreement and Declaration of Trust, each class of shares of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Agreement and Declaration of Trust with respect to any class of shares.  If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust, which will be on file with the SEC.

Closed-end fund structure

The Fund is a non-diversified closed-end management investment company with no operating history.  Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end fund, you must trade them on the market like any other stock at the prevailing market price at that time.  In contrast, if a mutual fund shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.  Similarly, closed-end funds differ from ETFs, which are investment companies that issue shares in large blocks known as “creation units” and list their shares for trading on a stock exchange, because, like mutual funds, ETFs generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous in-flows and out-flows of assets in a mutual fund or ETF can make it difficult to manage a mutual fund’s or ETF’s investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and illiquid investments.

Shares of closed-end funds frequently trade at a discount to their NAV.  The Fund’s Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares, or other programs intended to reduce the discount.  The Fund cannot guarantee or assure, however, that its Board of Trustees will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per Common Share.  While certain actions, such as share repurchase programs or tender offers, may reduce the Fund’s discount temporarily, they are dilutive of Fund assets and typically have no long-term effect on the discount.  The Fund may also be limited or restricted by the terms of its leverage from taking an action that temporarily addresses the discount.  Moreover, given the inherent illiquidity of privately offered real estate equity and debt, it would not be possible to convert the Fund to an open-end fund while continuing to operate under the Fund’s current investment objective and policies.  Accordingly, the Fund’s Board of Trustees may determine that it is not in the best interests of the Fund or its shareholders to take action designed to alleviate the Fund’s discount.  Shareholders should consider an acquisition of the Fund’s Common Shares to be a long-term investment based on market returns and should not expect to receive NAV upon disposition of their Common Shares.

Tax matters

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax advisor for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. If, for any taxable year, the Fund does not qualify for taxation as a RIC, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. In lieu of losing its status as a RIC, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year, and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid or minimize the application of this excise tax.

The Fund may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% (20% for certain high income taxpayers) or 25% depending on the nature of the capital gain.  An additional 3.8% Medicare tax may also be imposed as discussed below.  The Fund expects that none or only a small portion of the dividends paid by the Fund will qualify for the dividends received deduction in the case of corporate shareholders or as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.

Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

As a RIC, the Fund will not be subject to federal income tax in any taxable year on the income and gains it distributes to shareholders provided that it meets certain distribution requirements. The Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Dividends declared by the Fund to shareholders of record in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed ordinary income or capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation, income or gains may be taxable to such investor even if the market price of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% (20% for certain high income taxpayers).  An additional 3.8% Medicare tax may also be imposed as discussed below.  Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and cost basis will be reported to you and the Internal Revenue Service (IRS). If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), generally the shareholder must file with the IRS a disclosure statement on Form 8886.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code.  Dividends or distributions to such shareholders generally will be taxed when withdrawn from the tax-deferred account.

The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT.  Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

If five or fewer individuals or certain specified entities during the last half of any calendar year own, directly or indirectly, more than 50% of the REIT Subsidiary’s shares through the Fund, then the REIT Subsidiary’s qualification as a REIT could be jeopardized. See “Principal Risks―REIT Subsidiary Risk.” To monitor compliance with the share ownership requirements applicable to the REIT Subsidiary, the REIT Subsidiary is generally required under the IRC to maintain records regarding the actual ownership of its shares. To do so, the Fund on behalf of the REIT Subsidiary intends to demand written statements each year from its record holders disclosing the actual owners holding a “significant percentage” of the REIT Subsidiary’s shares through the Fund.  The “actual owners” of the REIT Subsidiary’s shares held through the Fund are the persons required to include in gross income the dividends paid by REIT Subsidiary and, in turn, the Fund. The Fund on behalf of the REIT Subsidiary must maintain a list of those persons failing or refusing to comply with this demand as part of its records.  A holder of the

Fund’s shares that fails or refuses to comply with the demand is required by Treasury Regulations to submit a statement with its tax return disclosing the actual ownership of the Fund’s shares and other information.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other RICs, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and U.S. estate tax. Shareholders should consult their own tax advisors on these matters and on state, local, foreign and other applicable tax laws.

Non-U.S. shareholders are encouraged to consult their tax advisors regarding the possibility that distributions from the Fund and sales of Common Shares of the Fund may be taxable to them as if they were U.S. shareholders.

Payments to a shareholder that is either a foreign financial institution (FFI) or a non-financial foreign entity (NFFE) within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Underwriting

The underwriters named below (the “Underwriters”), acting through [ ], as their managing representatives (the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund, the Adviser and the Sub-Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
[________]
[________]
[________]
[________]
[________]
Total

If an Underwriter fails to purchase the Common Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional [ ] Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

 The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

The Fund has agreed to pay a commission to the Underwriters in the amount of $[   ] per Common Share (4.50% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to $[     ] per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $[     ] per Common Share to certain other dealers who sell Common Shares. The Adviser has agreed to pay (i) all of the Fund’s organizational expenses and (ii) offering costs (other than the sales load) of the Fund in excess of $[ ] per share. The aggregate offering expenses (excluding sales load) are estimated to be $[ ] in total, $[  ] ($[ ] per Common Share) of which will be borne by the Fund (or $[  ] ($[__] per Common Share) if the Underwriters exercise their over-allotment option in full). Investors must pay for any Common Shares purchased on or before [     ], 2013.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund.  Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the representatives of the Underwriters.  There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund, the Adviser and the Sub-Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of Common Shares hereby, (2) of preferred shares or (3) pursuant to the Fund’s Dividend Reinvestment Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund anticipates that from time to time certain of the Underwriters may act as brokers and dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser, the Sub-Adviser and their respective affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser, the Sub-Adviser and their respective affiliates in the ordinary course of business.

OTHER RELATIONSHIPS

The Adviser (and not the Fund) has agreed to pay each of [ , ] from its own assets a fee for advice  relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s Common Shares in the amount of $[        ], $[         ,        ], respectively. The Adviser (and not the Fund) may also pay certain qualifying underwriters from among those named in the table above, a structuring fee, a sales incentive fee or additional compensation in connection with the offering.  If the over-allotment option is not exercised, the structuring fee paid to each of [         ,        ] will not exceed [ ]%, of the total public offering price of the Common Shares sold in this offering.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the structuring and sales incentive fees and all forms of additional payments to the Underwriters and the amounts paid by the Fund to reimburse certain underwriters and certain other expenses, will not exceed [ ]% of the total public offering price of the Common Shares sold in this offering

Administrator, custodian, dividend paying agent, transfer agent and registrar

The Fund and the Adviser have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which the Adviser performs or arranges for the provision of certain accounting and other administrative services to the Fund, which are not required to be performed by the Adviser under the Advisory Agreement.  The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Fund’s Board of Trustees, including the Independent Trustees, by votes cast in person at a meeting called for such purpose.  Under the Administrative Services Agreement, the Adviser will be entitled to receive from the Fund reimbursement of its costs and such reasonable compensation as may be approved by the Board of Trustees.  The Adviser will be reimbursed for the services of its principal financial officer and her staff and any expenses related to fund accounting services.

State Street Bank and Trust Company will serve as custodian for the Fund.  The Custodian will hold cash, securities, and other assets of the Fund as required by the Investment Company Act.  Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.  The principal business address of the Custodian is One Lincoln Street, Boston, Massachusetts 02111.

Computershare, Inc. and Computershare Trust Company, N.A. will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares. The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

Reports to shareholders

The Fund will send to holders of Common Shares unaudited semi-annual and audited annual reports, including a list of investments held, when such reports become available.

Legal matters

With respect to matters of U.S. law, the validity of the Common Shares offered hereby will be passed on for the Fund by Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania.  Certain legal matters will be passed on for the Underwriters by [________].

Independent registered public accounting firm

PricewaterhouseCoopers LLP is the Fund’s independent registered public accounting firm and will audit the Fund’s financial statements.

Additional information

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

Table of contents of the Statement of Additional Information

Investment Objective	1

Investment Restrictions	1

Investment Policies and Techniques	3

Management of the Fund	30

Brokerage Allocation and Other Practices	46

Description of Shares	50

Repurchase of Common Shares	51

Tax Matters	52

Control Persons and Principal Holders of Securities	67

Independent Registered Public Accounting Firm	67

Custodian	67

Dividend Paying Agent, Transfer Agent and Registrar	68

Additional Information	68

Appendix A—Ratings of Debt Securities	A-1

Appendix B—Proxy Voting Policies and Procedures	B-1

Appendix C— Portfolio Managers	C-1

Invesco Total Property Market Income Fund

[LOGO]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Invesco Total Property Market Income Fund

Common Shares

Statement of Additional Information

Invesco Total Property Market Income Fund (the “Fund”) is a recently organized, non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to the Fund’s common shares of beneficial interest (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [__________], 2013. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-341-2929. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated [__________], 2013.

TABLE OF CONTENTS

Investment Objective	1

Investment Restrictions	1

Investment Policies and Techniques	3

Management of the Fund	30

Brokerage Allocation and Other Practices	46

Description of Shares	50

Repurchase of Common Shares	51

Tax Matters	52

Control Persons and Principal Holders of Securities	67

Independent Registered Public Accounting Firm	67

Custodian	67

Dividend Paying Agent, Transfer Agent and Registrar	68

Additional Information	68

Appendix A—Ratings of Debt Securities	A-1

Appendix B—Proxy Voting Policies and Procedures	B-1

Appendix C— Portfolio Managers	C-1

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide total return through a combination of high current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

Except as otherwise noted below, the Fund is subject to the following fundamental investment restrictions, which may be changed only by a vote of the Fund’s outstanding shares.  Fundamental investment restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares.  Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

(1)           The Fund may borrow money and/or issue senior securities to the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the Securities and Exchange Commission (“SEC”) staff (collectively, the “Investment Company Act Laws and Interpretations”) or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the Investment Company Act Laws and Interpretations, the “Investment Company Act Laws, Interpretations and Exemptions”).

(2)           The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition, loan or sale of Fund assets, regardless of whether the Fund may be considered to be an underwriter in connection with such transactions under the Securities Act of 1933, as amended (the “Securities Act”).

(3)           The Fund will make investments that will result in the concentration (as that term may be defined or interpreted by the Investment Company Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the domestic and foreign real estate industry.

(4)           The Fund will purchase real estate and sell real estate, through one or more wholly owned or controlled subsidiaries, as well as real estate acquired as a result of ownership of securities or other instruments. In addition, the Fund will invest in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, and will invest in securities or other instruments that are secured by real estate or interests therein.

(5)           The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

(6)           The Fund may make loans of its assets to the extent permitted by Investment Company Act Laws, Interpretations and Exemptions. The Fund may, among other things, make long-term and short-term loans secured by real estate or interests therein, make long-term and short-term secured or unsecured loans, purchase debt obligations, enter into repurchase agreements, loan its assets to broker-dealers or institutional investors, or invest in loans, including assignments and participation interests.

(7)           The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

The fundamental investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the Investment Company Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change.  Even though the Fund has this flexibility, the Board of Trustees of the Fund (the “Board”) has adopted non-fundamental investment restrictions for the Fund relating to certain of these restrictions which Invesco Advisers, Inc. (the “Adviser”), the Fund’s investment adviser must follow in managing the Fund.  Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board but do not require approval of shareholders.

Non-Fundamental Investment Restrictions

The following non-fundamental investment restrictions may be changed for the Fund without approval of the Fund’s voting securities.

(1)           In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(2)           Under normal circumstances, the Fund will invest at least 80% of its total assets (including the amount obtained through leverage) in real estate and real-estate related investments located in the U.S. and in non-U.S. countries.  For purposes of Rule 35d-1 under the Investment Company Act, the Fund will provide written notice to its shareholders prior to any change to this policy, as required by the Investment Company Act Laws, Interpretations and Exemptions.  The Fund considers an investment in real estate to be an ownership interest in real property and anything permanently affixed to the real property, such as buildings. The Fund considers an investment to be real estate-related if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate.  Real estate-related investments include (i) real estate investment trusts (REITs) or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools, (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages, and (iii) debt instruments that are supported by underlying real estate collateral.  The Fund’s 80% policy includes for-lease multi-family residential dwellings in the definition of real estate and real estate-related investments, but does not include U.S. single family, detached housing.

(3)           For purposes of the Fund’s fundamental investment restriction regarding industry concentration, the domestic and foreign real estate industry is comprised of real estate and real estate-related companies, as described above.

(4)           Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities, the Fund may not invest in any security (including futures contracts or options thereon) or other instrument that is secured by physical commodities.  The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities; the Fund does consider physical commodities to include, for example, oil, precious metals and grains.  Accordingly, the Fund will interpret the proposed restriction and the related non-fundamental restriction to permit the Fund, subject to the Fund’s investment objective and general investment policies (as stated in the Fund’s prospectus and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws.  The Fund will also interpret its fundamental restriction regarding purchasing and selling physical commodities and its related non-fundamental restriction to permit the Fund to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and herein.  The Fund does not consider real estate to be a physical commodity.

(5)           In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an Invesco Fund (as defined below), on such terms and conditions as the SEC may require in an exemptive order.

INVESTMENT POLICIES AND TECHNIQUES

Set forth below are detailed descriptions of the various types of securities and investment techniques that the Adviser may use in managing the Fund, as well as the risks associated with those types of securities and investment techniques.  The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Fund’s prospectus; where a particular type of security or investment technique is not discussed in the Fund’s prospectus, that security or investment technique is not a principal investment strategy.

The Fund may not invest in all of these types of securities or use all of these techniques at any one time.  The Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s prospectus and/or this Statement of Additional Information, as well as the federal securities laws.  In addition to those described below, the Adviser may invest in other types of securities and may use other investment techniques in managing the Fund, subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s prospectuses and/or this Statement of Additional Information, as well as the federal securities laws.

The Fund’s investment objective, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

           Real Estate Investment Trusts (REITs). The Fund may invest in equity (common stock, preferred stock, convertible securities), debt securities and/or convertible debt securities issued by REITs.  REITs are corporations, trusts, or associations that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.  A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Investments in REITS may be subject to many of the same risks as direct investments in real estate.  These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency and increases in interest rates.  To the extent that the Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.

In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the Investment Company Act; and are subject to interest rate risk.

Common Stock.  The Fund may invest in common stock.  Common stock is issued by a company principally to raise cash for business purposes and represents an equity or ownership interest in the issuing company.  Common stockholders are typically entitled to vote on important matters of the issuing company, including the selection of directors, and may receive dividends on their holdings.  The

Fund participates in the success or failure of any company in which it holds common stock.  In the event a company is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock and general creditors take precedence over the claims of those who own common stock.

The prices of common stocks change in response to many factors including the historical and prospective earnings of the issuing company, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock.  The Fund may invest in preferred stock.  Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings.  Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Some fixed rate preferred stock may have mandatory sinking fund provisions that provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks.  Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

Convertible Securities. The Fund may invest in convertible securities.  Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price).  A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks.  However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.  Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet.  To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.  The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates.  However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and general market and economic conditions.  Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

The Fund will invest in convertible securities based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade).  To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.  See also “Non-Investment Grade Debt Obligations (Junk Bonds)” below.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.  Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value.  A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating and investment limitation purposes.

Equity-Linked Securities. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security, and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms, or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund’s portfolio.

Debt Obligations.  The Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies.  Debt obligations include, among others, bonds, notes, debentures and variable rate demand notes.

In choosing corporate debt securities on behalf of the Fund, portfolio managers may consider.

(i)	general economic and financial conditions;

(ii)
 the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of non-U.S. issuers, unique political, economic or social conditions applicable to such issuer’s country; and,

(iii)	other considerations deemed appropriate.

Debt securities are subject to a variety of risks, such as interest rate risk, income risk, prepayment risk, inflation risk, credit risk, currency risk and default risk.

Non-Investment Grade Debt Obligations (Junk Bonds).  The Fund may invest in junk bonds. Bonds rated Ba or below by Moody’s and/or BB or below by S&P or Fitch are typically considered non- investment grade or “junk bonds.”  Analysis of the creditworthiness of junk bond issuers is more complex than that of investment-grade issuers and the success of the Fund’s adviser in managing these decisions is more dependent upon its own credit analysis than is the case with investment-grade bonds.  Description of debt securities ratings are found in Appendix A.

The capacity of junk bonds to pay interest and repay principal is considered speculative.  While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities.  The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities.  Junk bonds are generally more sensitive to individual issuer developments, economic conditions and regulatory changes than higher-rated bonds.  Issuers of junk bonds are often issued by smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them.  Junk bonds are generally at a higher risk of default because such issues are often unsecured or otherwise subordinated to claims of the issuer’s other creditors.  If a junk bond issuer defaults, the Fund may incur additional expenses to seek recovery. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities and the Fund may have difficulty selling certain junk bonds at the desired time and price.  Less liquidity in secondary trading markets could adversely affect the price at which the Fund could sell a particular junk bond, and could cause large fluctuations in the net asset value of that Fund’s shares.  The lack of a liquid secondary market may also make it more difficult for the Fund to obtain accurate market quotations in valuing junk bond assets and elements of judgment may play a greater role in the valuation.

Loans, Loan Participations and Assignments.  The Fund may invest in or originate loans, loan participations or assignments.  Loans and loan participations are interests in amounts owed by corporate, governmental or other borrowers to another party.  Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest.  If the Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan.  If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or voidable, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities). In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.

At times, the Fund may be able to invest in loans only through assignments or participations. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”).  The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”).  The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement.  Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans.  Under the terms of a participation interest, the Fund may be regarded as a creditor of the Participant and thus the Fund is subject to the credit risk of both the Borrower and Lender or a Participant.  These credit risks may include delay in receiving payments of principal and interest paid by the Borrower to the Lender and offsets by the Lender’s regulation against payments received from the Borrower.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  Participation interests are generally subject to restrictions on resale.  The Fund considers participation interests to be illiquid.

When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.  However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.  In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

Investments in loans, loan participations and assignments present the possibility that the Fund could be held liable as a co-lender under evolving legal theories of lender liability.  The Fund anticipates that loans, loan participations and assignments could be sold only to a limited number of institutional investors.  If there is no active secondary market for a loan, it may be more difficult to sell the interests in such a loan at a price that is acceptable or to even obtain pricing information.  In addition, some loans, loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Participation Notes.  The Fund may invest in participation notes.  Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.  Participation notes are generally traded over-the-counter (“OTC”) and are subject to counterparty risk.  Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities.  Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.  Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool.  Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes), which are guaranteed as to the timely payment of principal and interest.  That guarantee is backed by the full faith and credit of the U.S. Treasury.  GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development.  Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes), which are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury.  FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs), which are guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury.  FHLMC is a government-sponsored entity wholly owned by public stockholders.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC.  FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so.  In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Regular payments received on asset-backed securities include both interest and principal.  Asset-backed securities typically have no U.S. Government backing.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received.  For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.  In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Variable or Floating Rate Instruments.  The Fund may invest in variable or floating rate instruments.  Variable or floating rate instruments are securities that provide for a periodic adjustment in the interest rate paid on the obligation.  The interest rates for securities with variable interest rates are readjusted on set dates (such as the last day of the month or calendar quarter) and the interest rates for securities with floating rates are reset whenever a specified interest rate change occurs.  Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates.  Accordingly, as market interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations.  Many securities with variable or floating interest rates have a demand feature allowing the Fund to demand payment of principal and accrued interest prior to its maturity.  The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider.

U.S. Government Obligations.  The Fund may invest in U.S. Government obligations.  Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Obligations of certain agencies and instrumentalities of the U.S. Government, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury.

Other obligations of certain agencies and instrumentalities of the U.S. Government, such as the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

Collateralized Debt Obligations (“CDOs”).  The Fund may invest in CDOs. A CDO is an asset backed security backed by a pool of bonds, loans and other debt obligations. CDOs do not specialize in one type of debt but often include non-mortgage loans or bonds.

Similar in structure to a collateralized mortgage obligation (described below) CDOs are unique in that they represent different types of debt and credit risk.  In the case of CDOs, these are often referred to as ‘tranches’ or ‘slices’. Each slice has a different maturity and risk associated with it.

Collateralized Loan Obligations (“CLOs”).  The Fund may invest in CLOs, which are debt instruments backed solely by a pool of other debt securities.  The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.  Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Fund as illiquid securities, but an active dealer market may exist for CLOs that qualify for Rule 144A transactions.  In addition to the normal interest rate, default and other risks of debt securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, volatility in values, and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”).  The Fund may invest in CMOs.  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches.  Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z.  The Series A, B, and C Bonds all bear current interest.  Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.  Payments of principal and interest on the FHLMC CMOs are made semiannually.  The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool.  All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities.  Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments.  Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Classes of CMOs may also include interest only (IOs) and principal only (POs).  IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components.  IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion.  IOs and POs can be extremely volatile in response to changes in interest rates.  As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

CMOs are generally subject to the same risks as mortgage-backed securities.  In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and the Fund may not receive all or part of its principal.  Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Bank Instruments.  The Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks.  A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.  A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity.  Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity.  A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Commercial Instruments. The Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars.  Commercial paper consists of short-term promissory notes issued by corporations.  Commercial paper may be traded in the secondary market after its issuance.  Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund.  The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate.  Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

Liquid Assets.  Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers’ acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term debt instruments).

Municipal Lease Obligations.  The Fund may invest in municipal lease obligations by purchasing such obligations directly or through participation interests.  Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase contract or a conditional sales contract.  Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets.  Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes.

Municipal lease obligations are generally subject to greater risks than general obligation or revenue bonds.  State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation.  However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation.  In such an event, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments will continue to be tax-free.  Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default.  Direct investments by the Fund in municipal lease obligations may be deemed illiquid and therefore subject to risks of holding illiquid securities.

Structured Notes and Indexed Securities.  The Fund may invest in structured notes or other indexed securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments).  Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument.

Most structured notes and indexed securities are debt securities that have maturities of three years or less.  The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate.  The reference instrument need not be related to the terms of the indexed security.  Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument.  Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.  In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain structured notes or indexed securities in which the interest rate—or exchange rate in the case of currency—is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Fund.

Foreign Securities.  The Fund may invest a significant amount of its total assets in foreign securities.  Foreign securities are equity or debt securities issued by issuers outside the U.S., and include securities in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts ( “GDRs”) or other securities representing underlying securities of foreign issuers (“foreign securities”).

ADRs are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. GDRs are bank certificates issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. GDRs trade as domestic shares but are offered for sale globally through the various bank branches. GDRs are typically used by private markets to raise capital denominated in either U.S. dollars or foreign currencies. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. ADRs and EDRs entitle the holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs or EDRs gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs or EDRs that are “sponsored” means that the foreign corporation whose shares are represented by the ADR or EDR is actively involved in the issuance of the ADR or EDR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR or EDR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR or EDR may not reflect important facts known only to the foreign company.

The Fund consider various factors when determining whether a company is in a particular country, including whether (1) it is organized under the laws of a country; (2) it has a principal office in a country; (3) it derives 50% or more of its total revenues from businesses in a country; and/or (4) its securities are traded principally on a stock exchange, or in an OTC market, in a particular country.

Foreign Debt Securities.  Foreign debt securities are debt securities that are issued and/or settled outside the United States and may be backed by foreign guarantees.  Foreign debt securities may include, among other things, corporate debt securities of foreign issuers and certain foreign bank obligations (see “Bank Instruments”).  Debt securities issued by a corporation or other issuer domiciled outside the United States that are dollar denominated and traded in the United States are not considered foreign securities.  Although denominated in U.S. dollars, foreign debt securities may entail some or all of the risks set forth below.

Loans to non-U.S. borrowers or U.S. borrowers with significant non-U.S. dollar denominated revenues may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans.  There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the Fund’s investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.  In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.  The Fund may invest in privately offered real estate debt but does not intend to invest in foreign privately offered real estate equity.

           Foreign Government Obligations. The Fund may invest in debt securities of  foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above under Foreign Securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as “Brady Bonds.”

Exchange-Traded Funds.  The Fund may purchase shares of exchange-traded funds (“ETFs”). Most ETFs are registered under the Investment Company Act as investment companies.  Therefore, the Fund’s purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under “Other Investment Companies.”

ETFs typically hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.  The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Investments in ETFs generally present the same principal risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies.  Investments in ETFs further involve substantially the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets the ETFs are designed to replicate.  In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue.  Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

Other Investment Companies.  The Fund may purchase shares of other investment companies. For the Fund, the Investment Company Act imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies.  These restrictions do not apply to investments by the Fund in investment companies that are money market funds, including money market funds that have the Adviser or an affiliate of the Adviser as an investment adviser (the “Affiliated Money Market Funds”).

With respect to the Fund’s purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

Private Equity Funds. The Fund may invest in securities of private equity funds (“Private Equity Funds”), which are entities that are formed as limited partnerships, limited liability companies, business trusts, corporations or other entities that issue equity interests similar to common or preferred stock of corporations.  Such Private Equity Funds will not be affiliated with the Fund or the Adviser.

The Fund may invest in Private Equity Funds that pursue a wide range of real estate investment strategies and securities.  Private Equity Funds may employ various investment strategies, which involve various types of properties, in different geographic locations, with various risk/reward profiles and differing pieces of the capital structure including equity, debt or preferred securities. The Fund may invest in Private Equity Funds that directly or indirectly invest in real estate through investment vehicles structured as private REITs for federal tax purposes under the Code. The income from such investment vehicles would typically comply with the regulated investment company (“RIC”) 90% investment income requirement under the Code, as described further below.

The Fund’s investment management fee is in addition to the asset-based fees charged by Private Equity Funds.  As a result, the Fund will indirectly bear all expenses incurred in the business of Private Equity Funds. The Fund will not invest in Private Equity Funds that charge a performance or incentive fee.  The Fund may also invest in Private Equity Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees. In the aggregate, these fees and expenses can be substantial and may adversely affect the value of any investment in the Fund.

In addition to the financial leverage utilized by the Fund, Private Equity Funds in which the Fund invests may also utilize financial leverage. Private Equity Funds may be able to borrow, subject to the limitations of their charters and operative documents. While leverage presents opportunities for increasing a Private Equity Fund’s total return, it has the effect of potentially increasing losses as well. The Fund will invest in Private Equity Funds with a leverage limitation generally in the range of 30% to 65% of their gross asset value at the time incurred, as specified in their operative document(s) or disclosure documents. Furthermore, the Private Equity Funds in which the Fund intends to invest generally will be organized as REITs, corporations or other entities that provide that the Fund’s risk of loss generally will be limited to the amount of the investment by the Fund.

Private Equity Funds will generally not be subject to the Investment Company Act, and as a result the Fund’s investments in such Private Equity Funds will not be subject to the protections afforded to investors under the Investment Company Act. Unlike registered investment companies, Private Equity Funds generally are not obligated by regulation to disclose the contents of their portfolios. Any lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the allocation of its assets, and otherwise comply with the Code.  Moreover, inaccurate information provided by the Private Equity Funds could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective and to value accurately the Fund’s Shares.  In order to ensure compliance with all applicable regulatory requirements, the Fund will seek Private Equity Funds that utilize a private REIT investment structure for federal tax purposes under the Code, for the direct and indirect ownership of real estate assets.

The Fund may be required to indemnify certain Private Equity Funds for any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Private Equity Fund’s subscription documents and certain acts or omissions relating to the offer or sale of the Fund’s Shares.  The Fund’s interests in the Private Equity Funds may also be subject to substantial restrictions on transfer.

Defaulted Securities.  The Fund may invest in defaulted securities.  In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on the defaulted securities.  This could increase the Fund’s operating expenses and adversely affect its net asset value.  Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.  Any investments by the Fund in defaulted securities will also be considered illiquid securities.  Because of uncertainty surrounding the tax treatment of distressed and defaulted debt securities for federal income tax purposes with respect to both the character and timing of income, there is the risk that the Fund will be required to realize income even though collection of payments on such securities is doubtful. The Fund may form one or more wholly owned subsidiaries to which it transfers its holdings of any private debt subject to risk of foreclosure in order to maintain the Fund’s qualification as a RIC under the Code.

Indexed Securities.  The Fund may invest in indexed securities, the value of which is linked to interest rates, commodities, indices or other financial indicators.  Most indexed securities are short to intermediate term debt securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments.  Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument.  Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

Investments in Entities with Relationships with the Fund/Adviser.  The Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of other registered investment companies advised by the Adviser or its affiliates (the “Invesco Funds”); (ii) entities that rate or rank the Invesco Funds; (iii) exchanges on which the Invesco Funds buy or sell securities; and (iv) entities that provide services to the Invesco Funds (e.g., custodian banks).  The Fund will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

Zero-Coupon, Pay-in-Kind Securities and Deferred Payment Securities.  The Fund may invest in zero-coupon, pay-in-kind securities and deferred payment securities.  Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that traditionally provide periodic payments of interest (referred to as a coupon payment).  Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.  Pay-in-kind securities are securities that have interest payable by delivery of additional securities.  Upon maturity, the holder is entitled to receive the aggregate par value of the securities.  Zero-coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.  Investors may purchase zero coupon and pay in kind securities at a price below the amount payable at maturity.  The difference between the purchase price and the amount paid at maturity represents “original issue discount” on the security.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Forward Commitments, When-Issued and Delayed Delivery Securities.  The Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis.  Forward commitments, when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield.  Settlement of such transactions normally occurs a month or more after the purchase or sale commitment is made.  Typically, no interest accrues to the purchaser until the security is delivered.  Forward commitments also include “To be announced” (TBA) mortgage backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade.  The Fund may also enter into buy/sell back transactions (a form of delayed delivery agreement).  In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.  Although the Fund generally intends to acquire or dispose of securities on a forward commitment, when-issued or delayed delivery basis, the Fund may sell these securities or its commitment before the settlement date if deemed advisable.

When purchasing a security on a forward commitment, when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuation, and takes such fluctuations into account when determining its net asset value.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Accordingly, securities acquired on such a basis may expose the Fund to risks because they may experience such fluctuations prior to actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Investment in these types of securities may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment.  Until the settlement date, the Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the forward commitment, when-issued or delayed delivery transactions.  Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.  No additional forward, when-issued or delayed delivery commitments will be made by the Fund if, as a result, more than 25% of the Fund’s total assets would become so committed.  The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation.  The purchase price of the delayed delivery securities is a liability of the Fund until settlement.

Interfund Loans. The SEC has issued an exemptive order permitting the Invesco Funds to borrow money from and lend money to each other for temporary or emergency purposes. The Invesco Funds’ interfund lending program is subject to a number of conditions, including the requirements that: (1) an interfund loan generally will occur only if the interest rate on the loan is more favorable to the borrowing fund than the interest rate typically available from a bank for a comparable transaction and the rate is more favorable to the lending fund than the rate available on overnight repurchase transactions; (2) an Invesco Fund may not lend more than 15% of its net assets through the program (measured at the time of the last loan); and (3) an Invesco Fund may not lend more than 5% of its net assets to another Invesco Fund through the program (measured at the time of the loan). The Fund may participate in the program as a lender only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one day’s notice and may be repaid on any day.

Lending Portfolio Securities.  The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities.  Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies.  The Fund may lend portfolio securities to the extent of one-third of its total assets.

The Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote.  The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.  If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral.  If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market.  Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested, in accordance with the Fund’s investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as the Fund asset.  The Fund will bear any loss on the investment of cash collateral.

For a discussion of tax considerations relating to lending portfolio securities, see “Tax Matters.”

Repurchase Agreements.  The Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest but currently intends to do so only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Repurchase agreements are agreements under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund’s holding period. The Fund may, however, enter into a “continuing contract” or “open” repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis.  Repurchase agreements are considered loans by the Fund under the Investment Company Act.

If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.  The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

The Fund may invest its cash balances in joint accounts with other Invesco Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days.

Restricted and Illiquid Securities.   Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the approximate price at which they are valued. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act; and (7) securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act, or that are exempt from registration under the Securities Act or otherwise restricted under the federal securities laws.

Certain investments, such as real estate, loans and debt securities, may not be readily marketable and may be subject to restrictions on resale.  Although loans and debt securities are transferred among certain financial institutions, certain of the loans and debt securities in which the Fund invests do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid.  Such investments may affect the Fund’s ability to realize their value in the event such assets need to be liquidated in a short period of time.

Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Fund’s difficulty valuing and selling illiquid securities may result in a loss or be costly to the Fund.  If a substantial market develops for a restricted security or other illiquid investment held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board.  The Adviser considers various factors when determining whether a security is liquid, including the frequency of trades, availability of quotations and number of dealers or qualified institutional buyers in the market.

Derivatives. A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices, referred to as an “underlying reference.” These underlying references may include commodities, stocks, bonds, interest rates, currency exchange rates or related indices. Derivatives include swaps, options, warrants, futures and forward foreign currency contracts. Some derivatives, such as futures and certain options, are traded on U.S. commodity or securities exchanges, while other derivatives are privately negotiated and entered into in the OTC market.

Derivatives may be used for “hedging,” which means that they may be used when the portfolio manager seeks to protect the Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors. Derivatives may also be used when the portfolio manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the characteristics of the Fund’s portfolio investments, for example, duration, and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the portfolio manager’s ability to predict and understand relevant market movements.

Because certain derivatives involve leverage, that is, the amount invested may be smaller than the full economic exposure of the derivative instrument and the Fund could lose more than it invested, federal securities laws, regulations and guidance may require the Fund to earmark assets to reduce the risks associated with derivatives or to otherwise hold instruments that offset the Fund’s obligations under the derivatives instrument. This process is known as “cover.” The Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, if SEC guidance so requires, the Fund will earmark cash or liquid assets with a value sufficient to cover its obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of the Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet other current obligations. The leverage involved in certain derivative transactions may result in the Fund’s net asset value being more sensitive to changes in the value of the related investment.

General risks associated with derivatives:

The use by the Fund of derivatives may involve certain risks, as described below.

Counterparty Risk: OTC derivatives are generally governed by a single master agreement for each counterparty. Counterparty risk refers to the risk that the counterparty under the agreement will not live up to its obligations. An agreement may not contemplate delivery of collateral to support fully a counterparty’s contractual obligation; therefore, the Fund might need to rely on contractual remedies to satisfy the counterparty’s full obligation. As with any contractual remedy, there is no guarantee that the Fund will be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy. The agreement may allow for netting of the counterparty’s obligations on specific transactions, in which case the Fund’s obligation or right will be the net amount owed to or by the counterparty. The Fund will not enter into derivative transactions with any counterparty that the Adviser and/or the Sub-Adviser (as defined below) believe does not have the financial resources to honor its obligations under the transaction. The Adviser monitors the financial stability of counterparties. Where the obligations of the counterparty are guaranteed, the Adviser monitors the financial stability of the guarantor instead of the counterparty.

The Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the agreements with that counterparty would exceed 5% of the Fund’s net assets determined on the date the transaction is entered into.

Leverage Risk: Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument.  The Fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

Correlation Risk: To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index.  To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the Adviser would otherwise have attempted to avoid.

Tax Risk: The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.  The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a RIC.  The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders. See “Dividends, Distributions and Tax Matters—Tax Matters—Tax Treatment of Portfolio Transactions.”

Market Risk: Derivatives are subject to the market risks associated with their underlying instruments, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability; and currency and interest rate fluctuations.  Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

Interest Rate Risk: Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of debt securities generally fall as interest rates rise; conversely, prices of debt securities generally rise as interest rates fall. Specific debt securities differ in their sensitivity to changes in interest rates depending on their individual characteristics.

Management Risk: The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Regulatory Risk: The derivatives in which the Fund may invest have become subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, require most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund.

The Adviser has claimed an exclusion on behalf of the Fund from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. The Adviser’s eligibility to claim the exclusion on behalf of the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund does not expect that its use of commodity interests will exceed the threshold imposed by the CFTC on advisers who claim this exclusion. In the event that the Fund’s investments in commodity interests exceed these thresholds, the Adviser on behalf of the Fund may be required to register as a CPO with the CFTC.  If the Adviser on behalf of the Fund is required to register with the CFTC as a CPO, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the Adviser elects not to do so due to availability, cost, market conditions or other factors.

General risks of hedging strategies using derivatives:

The use by the Fund of hedging strategies involves special considerations and risks, as described below.

(1) Successful use of hedging transactions depends upon the Adviser’s ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies.  While the Adviser is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

(2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged.  For example, if a “protective put” is used to hedge a potential decline in a security and the security does decline in price, the put option’s increased value may not completely offset the loss in the underlying security.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

(4) There is no assurance that the Fund will use hedging transactions.  For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Bundled Securities.  In lieu of investing directly in securities the Fund may from time to time invest in Targeted Return Index Securities Trusts (“TRAINs”) or similar instruments representing a fractional undivided interest in an underlying pool of securities often referred to as “Bundled Securities”. Bundled Securities are typically represented by certificates and the Fund will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates and thus the certificates are generally subject to the same risks as the underlying securities held in the trust.  The Fund will examine the characteristics of the underlying securities for compliance with investment criteria but will determine liquidity with reference to the certificates themselves.  TRAINs and other trust certificates are generally not registered under the Securities Act or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act.  Investments in certain TRAINs or other trust certificates may have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Types of derivatives:

Swap Agreements.

The Fund may engage in certain strategies involving swap agreements, including interest rate swaps, total return swaps, credit default swaps, and currency swaps, to attempt to manage the risk of its investments or leverage or, in certain circumstances, for investment purposes. Generally, swap agreements are contracts between the Fund and another party (the counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in returns) earned or realized on a particular asset such as an equity or debt security, commodity, currency or interest rate, calculated with respect to a “notional amount.” The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a “basket” of securities representing a particular index. In some cases, such as cross currency swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.

Cleared Swaps. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many swaps.

Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain credit default swaps and certain interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty. Cleared swaps are submitted for clearing immediately following execution of the transaction.

When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

CFTC rules require the trading and execution of cleared swaps on public trading facilities, which will occur for each category of cleared swaps once one or more trading facilities become accredited and make such category of swaps available to trade. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. In addition, clearance of swaps may not immediately produce the expected benefits and could, in fact, decrease liquidity until the market becomes comfortable with the clearing process.

The OTC derivatives market continues to undergo changes as various regulatory entities and rulemaking bodies regulate the OTC derivatives markets, including, specifically, requirements for clearing transactions in credit default swaps based on a credit default index swap (sometimes referred to as CDX) and requirements for clearing transactions in interest rate swaps. These new regulations will change the OTC markets for derivatives and could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including credit default swaps and interest rate swaps.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In the event that one party to the swap transaction defaults, one of the parties may be required to make an early termination payment to the other. Although early termination payments are typically made by the defaulting party to the non-defaulting party, under certain circumstances (i.e., when the non-defaulting party is “in-the-money”) the non-defaulting party may be required to pay an early termination payment to the defaulting party. Early termination payments may be calculated in various ways, but generally represent the amount that the non-defaulting party would have to pay to replace the swap as of the date of default.

During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Commonly used swap agreements include:

Credit Default Swaps (CDS): An agreement between two parties where the buyer of a CDS makes a series of payments to the seller of a CDS, and the seller assumes the risk of certain defaults or other credit events, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are typically individually negotiated and structured. The Fund may enter into CDS to create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

The Fund may buy a CDS (buy credit protection). In this transaction the Fund makes a stream of payments based on a specified spread over a fixed interest rate (the premium) during the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs with respect to the Reference Obligation, the Fund would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay the notional value of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund\ the difference between the market value and the face value of the Reference Obligation. If no such credit event occurs, the Fund pays the premiums to the seller for the life of the contract, and no other exchange occurs.

Alternatively, the Fund may sell a CDS (sell credit protection). In this transaction the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs with respect to the Reference Obligation, the buyer would cease to make premium payments to the Fund and deliver the Reference Obligation to the Fund. In return, the Fund would pay the notional value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Fund would pay the buyer the difference between the market value and the notional value of the Reference Obligation. If no such credit event occurs, the Fund receives the premium payments over the life of the contract, and no other exchange occurs.

Credit Default Index Swaps (CDX). A CDX is a swap on an index of CDS. CDX allow an investor to manage credit risk or to take a position on a basket of credit entities (such as CDS or commercial mortgage-backed securities (“CMBS”)) in a more efficient manner than transacting in single name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis. A Commercial Mortgage-Backed Index (“CMBX”) is a type of CDX made up of 25 tranches of CMBS (See “Debt Instruments—Mortgage-Backed and Asset-Backed Securities”) rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go (“PAUG”) settlement process designed to capture non-default events that affect the cash flow of the Reference Obligation. PAUG involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash CMBS.

Currency Swap. An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

Interest Rate Swap. An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. For example, Party A agrees to pay Party B a fixed interest rate and in return Party B agrees to pay Party A a variable interest rate.

Total Return Swap. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying debt or equity security and a floating short-term interest rate in a particular currency.  The payment obligation would be based on the notational amount of the swap.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Swaptions are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing.

Commodity Swaps. A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based underlying instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based underlying instrument. In a total return commodity swap, the Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee.

Options.

The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment purposes. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option at the exercise price during the term of the option (for American style options or on a specified date for European style options), the security, currency or other instrument underlying the option (or in the case of an index option the cash value of the index). Options on a CDS or a Futures Contract (defined below) give the purchaser the right to enter into a CDS or assume a position in a Futures Contract.

The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). Option transactions present the possibility of large amounts of exposure (or leverage), which may result in the Fund’s net asset value being more sensitive to changes in the value of the option.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.

The Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options would exceed 20% of the Fund’s total assets. The Fund will not purchase options if, immediately after such purchase, the aggregate premiums paid for outstanding options would exceed 5% of the Fund’s total assets.

The Fund may effectively terminate its right or obligation under an option by entering into an offsetting closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Options may be either listed on an exchange or traded in OTC markets. Listed options are tri-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates and differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time; therefore the Fund may be required to treat some or all OTC options as illiquid securities. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to exercise or expiration. In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

Types of Options:

Put Options on Securities: A put option gives the purchaser the right to sell, to the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option for American style options or on a specified date for European style options, regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency for the exercise price.

Call Options on Securities: A call option gives the purchaser the right to buy, from the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (for American style options) or on a specified date (for European style options), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option for the exercise price.

Index Options: Index options (or options on securities indices) give the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears the risk that the value of the securities held will not be perfectly correlated with the value of the index.

CDS Option: A CDS option transaction gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Option Techniques:

Writing Options. The Fund may write options to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. As the writer of an option, the Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the Fund of exercise at any time prior to the expiration of the option (for American style options). In general, options are rarely exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.

The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency.  In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

In return for the premium received for writing a call option on a security the Fund holds, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

If an option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency, held by the Fund during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

Purchasing Options. The Fund may only purchase a put option on an underlying security, contract or currency owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency held by the Fund; or purchase put options on underlying securities, contracts or currencies against which it has written other put options. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

The Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio, or on underlying securities, contracts or currencies against which it has written other call options. The Fund is not required to own the underlying security in order to purchase a call option. If the Fund does not own the underlying position, the purchase of a call option would enable the Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds a call option, rather than the underlying security, contract or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Straddles/Spreads/Collars. The Fund, for hedging purposes, may enter into straddles, spreads and collars.

Spread and straddle options transactions. In “spread” transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In “straddles,” the Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price. When the Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.

Option Collars. The Fund also may use option “collars.” A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument. The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

Warrants.

The Fund may purchase warrants. A warrant gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and is similar to a call option. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. Young, unseasoned companies often issue warrants to finance their operations.

Rights.

Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. If the Fund purchases a right, it takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Futures Contracts.

The Fund may engage in certain strategies involving futures contracts to attempt to manage the risk of its investments or, in certain circumstances, for investment purposes. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of certain futures such as an index future or Eurodollar Future) for a specified price at a designated date, time and place (collectively, “Futures Contracts”). A “sale” of a Futures Contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date. A “purchase” of a Futures Contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.

The Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the CEA and by the CFTC. Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls.

Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding. “Margin” for a Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered (initial margin) is intended to ensure the Fund’s performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called “variation margin,” received from or paid to the futures commission merchant through which the Fund enters into the Futures Contract will be made on a daily basis as the futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market. When the Futures Contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the futures commission merchant along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

In addition, if the Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Types of Futures Contracts:

Currency Futures: A currency Futures Contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency Futures Contracts may be highly volatile and thus result in substantial gains or losses to the Fund.

The Fund may either exchange the currencies specified at the maturity of a currency Futures Contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may also enter into currency Futures Contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. Closing transactions with respect to currency Futures Contracts are usually effected with the counterparty to the original currency Futures Contract. Currency Futures Contracts that are cash settled and do not involve delivery of the currency specified in the contract are “non-deliverable forwards.” Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps for certain purposes, including determination of whether such instruments are “commodity interests” and whether they need to be centrally cleared and traded on public facilities. Although non-deliverable forwards have historically been traded in the OTC market, they may in the future be centrally cleared and traded on public facilities. As discussed above, central clearing is expected to reduce counterparty risk as compared to bilaterally negotiated contracts.

Index Futures: A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

Interest Rate Futures: An interest-rate Futures Contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate Futures Contracts are U.S. Treasury futures and Eurodollar Futures Contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate (Libor) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

Security Futures: A security Futures Contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

Options on Futures Contracts: Options on Futures Contracts give the holder the right to assume a position in a Futures Contract (to buy the Futures Contract if the option is a call and to sell the Futures Contract if the option is a put) at a specified exercise price at any time during the period of the option.

Forward Foreign Currency Contracts.

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an OTC contract between two parties to buy or sell a particular currency at a specified price at a future date. The parties may exchange currency at the maturity of the forward foreign currency contract, or if the parties agree prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting amount of currency. Forward foreign currency contracts are traded OTC, and not on organized commodities or securities exchanges.

The Fund may enter into forward foreign currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. The cost to the Fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Credit Linked Notes (“CLNs”).  The Fund may invest in CLNs.  A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.

CLNs are created through a Special Purpose Company (SPC), or trust, which is collateralized with AAA-rated securities.  Investors buy securities from a trust that pays a fixed or floating coupon during the life of the note.  At maturity, the investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate.  The trust enters into a default swap with a deal arranger.  In case of default, the trust pays the dealer par minus the recovery rate in exchange for an annual fee which is passed on to the investors in the form of a higher yield on the notes.

Synthetic foreign equity securities.  The Fund may invest in a form of synthetic foreign equity securities, referred to as international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American-style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European-style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

MANAGEMENT OF THE FUND

Trustees and Officers of the Fund

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees (the “Board”) and the Fund’s officers appointed by the Board. The table below lists the Trustees and executive officers of the Fund and their principal occupations, other directorships held by Trustees and their affiliations, if any, with the Adviser or its affiliates. The Board is composed of fourteen Trustees, incuding eleven Trustees who are not “interested persons” of the Fund, as that term is defined in the Investment Company Act (collectively, the “Independent Trustees,” and each, an “Independent Trustee”). Generally, each Trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. The address of each Trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Interested Trustees

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Martin L. Flanagan 1 — 1960 Trustee	2011
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.
Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).
			123	None

1Mr. Flanagan is considered an interested person of the Fund because he is an adviser to the board of directors of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Philip A. Taylor 2 — 1954 Trustee, President and Principal Executive Officer	2011
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.
Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker-dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			123	None
Wayne W. Whalen 3 — 1939 Trustee	2011	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP; legal counsel to certain funds in the Fund Complex.	136
Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy.

Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2011	Chairman, Crockett Technologies Associates (technology consulting company). Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company).	123	ACE Limited (insurance company); and Investment Company Institute.
David C. Arch — 1945 Trustee	2011	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago.	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

2Mr. Taylor is considered an interested person of the Fund because he is an officer and a director of the Adviser.

3Mr. Whalen is considered an interested person of the Fund because he is Of Counsel at the law firm that serves as legal counsel to the Invesco Funds (Chicago) closed-end funds, for which the Adviser also serves as investment adviser.

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
Frank S. Bayley — 1939 Trustee	2011	Retired. Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP.	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2011	Managing Member, Grumman Hill Group LLC (family office private equity management). Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	123	Chairman of the Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society.
Rodney F. Dammeyer — 1940 Trustee	2011
Chairman of CAC, LLC (private company offering capital investment and management advisory services).

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly known as Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex.
			123	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2011
Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company).

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company).

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2011	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit). Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives.	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2011	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2011	Retired. Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company).	123	None
Hugo F. Sonnenschein — 1940 Trustee	2011	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Formerly: President of the University of Chicago.	136
Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Raymond Stickel, Jr. — 1944 Trustee	2011	Retired. Formerly, Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche.	123	None

Other Officers
Name, Year of Birth and Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
Russell C. Burk — 1958 Senior Vice President and Senior Officer	[2013]	Senior Vice President and Senior Officer, The Invesco Funds.
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	[2013]
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	[2013]
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust.

Karen Dunn Kelley — 1960 Vice President	[2013]
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Crissie Wisdom — 1969 Anti-Money Laundering Compliance Officer	[2013]
Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Name, Year of Birth and Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
Todd L. Spillane — 1958 Chief Compliance Officer	[2013]
Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Closed-End Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

Board Meetings

In addition to regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting.  Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings.

Board Leadership Structure

The Board has appointed an Independent Trustee to serve in the role of Chairman of the Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Board.  As discussed below, the Board has established committees to assist the Board in performing its oversight responsibilities.

Board Qualifications and Experience

Interested Trustees.

Martin L. Flanagan, Trustee.  Martin L. Flanagan has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd. Mr. Flanagan joined Invesco Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co. Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and is a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Fund.

Philip A. Taylor, Trustee.  Philip A. Taylor has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002. Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker, Investors Group Securities, from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Fund.

Wayne W. Whalen, Trustee.  Wayne W. Whalen has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. Mr. Whalen is Of Counsel, and prior to 2010, Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Whalen is Chairman and Director of the Abraham Lincoln Presidential Library Foundation. From 1995 to 2010, Mr. Whalen served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Whalen’s experience as a law firm Partner and his experience as a director of investment companies benefits the Fund.

Independent Trustees.

Bruce L. Crockett, Trustee and Chair.  Bruce L. Crockett has been a Trustee of the Fund since 2011, has served as Independent Chair of the Board since 2011 [Invesco to confirm], and has been a member of the Board of Trustees of the Invesco Funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company. Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ACE Limited, a Zurich-based insurance company. He is a life trustee of the University of Rochester Board of Directors.

The Board elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

David C. Arch, Trustee.  David C. Arch has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. Mr. Arch is a member of the Board of the Illinois Manufacturers’ Association and of the Board of Visitors, Institute for the Humanities, University of Michigan. Formerly, Mr. Arch was a member of the Heartland Alliance Advisory Board, a non-profit organization serving human needs based in Chicago. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Fund.

Frank S. Bayley, Trustee.  Frank S. Bayley has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds since 1985. Mr. Bayley is a business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle. Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee and Overseer of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceana and Africa of the Museum of Fine Arts, Boston. Mr. Bayley is a retired general partner of and Of Counsel to the international law firm of Baker & McKenzie, LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie, LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his

LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007.

The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer benefits the Fund.

James T. Bunch, Trustee.  James T. Bunch has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds since 2000. From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning & Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm. At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became the Managing Member of the Grumman Hill Group LLC, a family office private equity investment manager.

The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Fund.

Rodney F. Dammeyer, Trustee.  Rodney F. Dammeyer has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. Mr. Dammeyer is chairman of CAC, LLC, a private company offering capital investment and management advisory services. Prior to this, Mr. Dammeyer was responsible for managing all of Sam Zell’s non-real estate investment activity as managing partner of Equity Group Corporate Investments. From 1985 to 1995, Mr. Dammeyer was Chief Executive Officer of Itel Corporation, which later changed its name to Anixter International. From 1983 to 1985, Mr. Dammeyer was senior vice president and chief financial officer of Household International, Inc. He was executive vice president and chief financial officer of Northwest Industries, Inc. from 1979 to 1983. After graduating from Kent State University in 1962, Mr. Dammeyer began his business career with Arthur Andersen & Co. and was admitted to partnership in 1970. He served as chairman of the firm’s advisory council and a member of the board of director’s nominating committee. Mr. Dammeyer is a member of the boards of directors of Stericycle, Inc. and Quidel Corporation, in addition to several private companies. He also serves on the School of Leadership and Education Sciences (SOLES) Advisory Board of the University of San Diego, the board of directors of High Tech charter schools, and the California Charter Schools Association. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Fund.

Albert R. Dowden, Trustee.  Albert R. Dowden has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds since 2000. Mr. Dowden retired at the end of 1998 after a 24-year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo. Since retiring, Mr. Dowden continues to serve on the board of the Reich & Tang Funds and also serves on the boards of Homeowners of America Insurance Company and its parent company, as well as Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years, as well as several other not-for-profit organizations. Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance.

The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Fund.

Jack M. Fields, Trustee.  Jack M. Fields has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds since 1997. Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act. Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. Mr. Fields also serves as a Director of Insperity, Inc. (formerly Administaff), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Fund.

Dr. Prema Mathai-Davis, Trustee.  Dr. Prema Mathai-Davis has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds since 1998. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis extensive experience in running public and charitable institutions benefits the Fund.

Dr. Larry Soll, Trustee.  Dr. Larry Soll has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds since 1997. Formerly, Dr. Soll was Chairman of the Board (1987 — 1994), Chief Executive Officer (1982-1989; 1993-1994) and President (1982-1989) of Synergen, Corp. a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as treasurer of a non-profit corporation. Dr. Soll currently serves as a trustee and a member of the Audit Committee of each of the funds within the Invesco Funds.

The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Fund.

Hugo F. Sonnenschein, Trustee.  Hugo F. Sonnenschein has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. Mr. Sonnenschein is the Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago. Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Fund.

Raymond Stickel, Jr., Trustee.  Raymond Stickel has been a Trustee of the Fund since 2011 and a member of the Board of Trustees of the Invesco Funds since 2005.  Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services to several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. (the Firm) in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.

The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Fund.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each of the Investments Committee, Audit Committee, Compliance Committee, Governance Committee and Valuation, Distribution and Proxy Oversight Committees (collectively, the “Committees”). These Committees (as further described below) report to the full Board and recommend actions and approvals for the full Board to take.

The Adviser, or its affiliates, prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer of the Fund. In addition, the Audit Committee of the Board meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Fund.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the sub-committees of the Investments Committee to discuss portfolio performance, including investment risk, such as the impact on the Fund of the investment in particular securities or instruments, such as derivatives. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

The Adviser provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (the “CCO”) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.

Compensation of Trustees

Each Trustee who is not an employee or officer of the Adviser is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other funds in the Invesco Fund Complex. The term “Invesco Fund Complex” includes each of the investment companies advised by the Adviser. Each such Trustee receives a fee, allocated among the funds in the Invesco Fund Complex for which he or she serves as a Trustee, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain Committees receive additional compensation for their services.

The Trustees have adopted a retirement plan for the Trustees who are not employees of the Adviser, which retirement plan is secured by the Fund. The Trustees also have adopted a retirement policy that permits each non-Invesco-affiliated Trustee to serve until December 31 of the year in which the Trustee turns 75. A majority of the Trustees may extend from time to time the retirement date of a Trustee.

Annual retirement benefits are available from the Fund and/or the other funds in the Invesco Fund Complex for which a Trustee serves (each, a “Covered Fund”), for each Trustee who is not an employee or officer of the Adviser, who became a Trustee of a Covered Fund prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee may have made an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in which case, the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements.  Messrs. Crockett and Fields, and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees.

Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other fund in the Invesco Fund Complex from which they are deferring compensation.

The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ended December 31, 2013, assuming a full fiscal year of operations.  Officers of the Fund, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Fund.

Trustee	Estimated Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued by All Funds in the Invesco Fund Complex	Estimated Annual Benefits Upon Retirement	Total Compensation From All Funds in the Invesco Fund Complex Paid to the Trustees
Interested Trustees
Wayne W. Whalen
Independent Trustees
Independent Trustees
David C. Arch
Frank S. Bayley
James T. Bunch
Bruce L. Crockett
Rod Dammeyer
Albert R. Dowden
Jack M. Fields
Prema Mathai-Davis
Larry Soll
Hugo F. Sonnenschein
Raymond Stickel, Jr.

(1) Amounts shown are estimates based on the Fund’s first full fiscal year.

Board Committees

Audit Committee

The members of the Audit Committee are David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer (Vice-Chair), Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee’s primary purposes are to: (i) appoint and oversee the qualifications, independence and performance of the Fund’s independent registered public accountants; (ii) pre-approve permissible audit and non-audit services provided to the Fund by its independent registered public accountants; (iii) pre-approve certain non-audit services provided by the Fund’s independent registered public accountants to the Adviser and certain affiliates of the Adviser; (iv) review audit and tax plans prepared by the Fund’s independent registered public accountants; (v) review the Fund’s audited financial statements; (vi) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (vii) review the process for preparation and review of the Fund’s shareholder reports; (viii) review certain tax procedures maintained by the Fund; (ix) review modified or omitted officer certifications and disclosures; (x) review any internal audits of the Fund; (xi) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xii) set hiring policies for employees of the Fund who are employees or former employees of the independent registered public accountants; and (xiii) remain informed of (a) the Fund’s accounting systems and controls; (b) regulatory changes and new accounting pronouncements that affect the Fund’s net asset value calculations and financial statement reporting requirements; and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Fund.

Compliance Committee

The members of the Compliance Committee are Messrs. Bayley, Bunch, Dammeyer (Vice-Chair), Stickel and Dr. Soll (Chair).  The Compliance Committee is responsible for:  (i) recommending to the Board and the Independent Trustees the appointment, compensation and removal of the Fund’s CCO; (ii) recommending to the Independent Trustees the appointment, compensation and removal of the Fund’s Senior Officer; (iii) reviewing any report prepared by a third party who is not an interested person of the

Adviser, upon the conclusion by such third party of a compliance review of the Adviser; (iv) reviewing all reports on compliance matters from the Fund’s CCO; (v) reviewing all recommendations made by the Senior Officer regarding the Adviser’s compliance procedures; (vi) reviewing all reports from the Senior Officer of any violations of state and federal securities laws or breaches of the Adviser’s fiduciary duties to Fund shareholders and of the Adviser’s Code of Ethics; (vii) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the Investment Company Act; (viii) reviewing all reports made by the Adviser’s CCO; (ix) reviewing and recommending to the Independent Trustees whether to approve procedures to investigate matters brought to the attention of the Adviser’s ombudsman; (x) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Fund or its service providers; and (xi) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Adviser, the CCO and/or the Senior Officer.

Governance Committee

The members of the Governance Committee are Messrs. Arch, Crockett, Albert R. Dowden (Chair), Jack M. Fields (Vice-Chair), Hugo F. Sonnenschein and Dr. Prema Mathai-Davis. The Governance Committee is responsible for:  (i) nominating persons who will qualify as Independent Trustees for (a) election as Trustees in connection with meetings of shareholders of the Fund that are called to vote on the election of Trustees, (b) appointment by the Board as Trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all Trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the Independent Trustees; (vii) overseeing the selection of independent legal counsel to the Independent Trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the Independent Trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

The Governance Committee will consider nominees recommended by a shareholder to serve as Trustee, provided:  (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Fund’s Bylaws require that any shareholder of the Fund desiring to nominate a Trustee for election at a shareholder meeting must submit to the Fund’s Secretary the nomination in writing not later than the close of business on the later of the 60th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 90th day prior to the shareholder meeting.

Investments Committee

The members of the Investments Committee are Messrs. Arch, Bayley (Chair), Bunch (Vice-Chair), Crockett, Dammeyer, Dowden, Fields (Vice-Chair), Flanagan, Sonnenschein (Vice-Chair), Stickel, Taylor, Whalen, and Drs. Mathai-Davis and Soll. The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by the Adviser and to review all proposed and existing advisory arrangements for the Fund and recommend what action the full Board and the Independent Trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for:  (i) reviewing the performance, fees and expenses of those Funds in the Invesco Fund

Complex that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (ii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

Valuation, Distribution and Proxy Oversight Committee

The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs.  Dowden, Fields, Sonnenschein (Vice-Chair), Whalen and Dr. Mathai-Davis (Chair). The primary purposes of the Valuation, Distribution and Proxy Oversight Committee with respect to the Fund are (a) to address issues requiring action or oversight by the Board of the Fund (i) in the valuation of the Fund’s portfolio securities consistent with the Pricing Procedures, and (iii) in the oversight of proxy voting on portfolio securities of the Fund; and (b) to make regular reports to the full Board.

Trustee Ownership of Fund Shares

As of December 31, 2012, each Trustee of the Fund beneficially owned equity securities of the Fund and all registered investment companies overseen by the Trustee in the Invesco Fund Complex in the dollar range amounts specified below.

Name of Trustee	Aggregate dollar range of Equity Securities of the Fund owned by Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Invesco Fund Complex
Interested Trustees
Martin L. Flanagan	None	Over $100,000
Philip A. Taylor	None	None
Wayne W. Whalen	None	Over $100,000
Independent Trustees
David C. Arch	None	Over $100,000
Frank S. Bayley	None	Over $100,000
James T. Bunch	None	Over $100,000(1)
Bruce L. Crockett	None	Over $100,000(1)
Rodney F. Dammeyer	None	Over $100,000
Albert R. Dowden	None	Over $100,000
Jack M. Fields	None	Over $100,000(1)
Prema Mathai-Davis	None	Over $100,000(1)
Larry Soll	None	Over $100,000(1)
Hugo F. Sonnenschein	None	Over $100,000
Raymond Stickel, Jr.	None	Over $100,000
____________

(1)
Includes the total amount of compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the funds in the Invesco Fund Complex.

The Adviser

The Adviser serves as the Fund’s investment adviser.  The Adviser managers the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. The Adviser is an indirect, wholly owned subsidiary of Invesco Ltd.  Invesco Ltd. and its subsidiaries are an independent global investment management group.  Certain of the directors and officers of the Adviser are also executive officers of the Fund and their affiliations are shown above.

The Fund’s portfolio management team is part of an investment center of the Adviser known as Invesco Real Estate.  Established in 1983, Invesco Real Estate manages $53.2 billion of real estate investments in private real estate, real estate securities and real estate debt, as of June 30, 2013.  With approximately 350 employees in 18 offices worldwide, the group focuses on top-down market and property type fundamentals combined with bottom-up local market intelligence.  Senior members of the management team have worked together for more than 19 years, contributing to the consistent implementation of Invesco Real Estate’s investment strategy and resulting performance.

As investment adviser, the Adviser supervises all aspects of the Fund’s operations and provides investment advisory services to the Fund.  The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund.  The Master Investment Advisory Agreement (“Advisory Agreement”) provides that, in fulfilling its responsibilities, the Adviser may engage the services of other investment managers with respect to the Fund.  The investment advisory services of the Adviser are not exclusive and the Adviser is free to render investment advisory services to others, including other investment companies.

The Adviser is also responsible for furnishing to the Fund, at the Adviser’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, which in the judgment of the trustees, are necessary to conduct the business of the Fund effectively, as well as the offices, equipment and other facilities necessary for its operations.  Such functions include the maintenance of the Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Advisory Agreement between the Fund and the Adviser was approved by the Board, including a majority of the trustees who are not parties to the agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party (in such capacity, the “independent trustees”), in principle at an “in person” meeting held on [___________], 2013. The agreement was approved by the Fund’s sole shareholder on [___________], 201[_].

The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by the Adviser, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

The Adviser, at its own expense, furnishes to the Fund office space and facilities.  The Adviser furnishes to the Fund all personnel for managing the affairs of the Fund and each of its series of shares.

Pursuant to its Advisory Agreement with the Fund, the Adviser receives a fee from the Fund calculated at an annual rate equal to 1.25% of the Fund’s average daily Managed Assets. “Managed Assets” means the Fund’s net assets, plus the amount of any borrowings incurred for the purpose of leverage and the assets attributable to outstanding preferred shares, if any.

The Adviser may from time to time waive or reduce its fee.  Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors.  During periods of voluntary fee waivers or reductions, the Adviser will retain its ability to be reimbursed for such fee prior to the end of the respective fiscal year in which the voluntary fee waiver or reduction was made.  Contractual fee waivers or reductions set forth in the Fee Table in the Fund’s prospectus may not be terminated or amended to the Fund’s detriment during the period stated in the agreement between the Adviser and the Fund.

A discussion regarding the basis for the approval of the Advisory Agreement by the Board will be available in the Fund’s first report to shareholders.

Investment Sub-Adviser

The Adviser has entered into a Sub-Advisory Agreement with Invesco Asset Management Limited (the “Sub-Adviser”) to serve as sub-adviser to the Fund pursuant to which the Sub-Adviser may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.  The Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

The Adviser and Sub-Adviser are indirect wholly owned subsidiaries of Invesco Ltd.

The only fees payable to the Sub-Adviser under the Sub-Advisory Agreement are for providing discretionary investment management services.  For such services, the Adviser will pay the Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Fund pursuant to the Advisory Agreement, multiplied by (ii) the fraction equal to the net assets of the Fund as to which the Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of the Fund for that month.  Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time.  In no event shall the aggregate monthly fees paid to the Sub-Adviser exceed 40% of the monthly compensation that the Adviser receives from the Fund pursuant to its advisory agreement with the Fund, as reduced to reflect contractual or voluntary fees waivers or expense limitations by the Adviser, if any.

Portfolio Managers

Appendix C contains the following information regarding the portfolio managers identified in the Fund’s prospectus:

•	The dollar range of the managers’ investments in the Fund.
•	A description of the managers’ compensation structure.

Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Administrator

The Adviser also serves as administrator to the Fund.  Under the administration agreement, the Adviser is responsible for calculating the net asset value of the Common Shares and generally managing the administrative affairs of the Fund.  Under the Administrative Services Agreement, the Adviser will be entitled to receive from the Fund reimbursement of its costs and such reasonable compensation as may be approved by the Board of Trustees. The Adviser will be reimbursed for the services of its principal financial officer and her staff and any expenses related to fund accounting services.

Proxy Voting Policies

The Adviser is comprised of two business divisions, Invesco Aim and Invesco Institutional, each of which have adopted their own specific Proxy Voting Policies.

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser.

The Proxy Voting Entity will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix B.  Any material changes to the proxy policies and procedures will be submitted to the Board for approval.

The Board will be supplied with a summary quarterly report of the Fund’s proxy voting record.  Information regarding how the Fund will vote proxies related to its portfolio securities through the 12-month period ended June 30 will be available without charge at our Web site, www.invesco.com/us.  This information is also available at the SEC Web site, http://www.sec.gov.

Codes of Ethics

The Adviser, the Fund and the Sub-Adviser each have adopted a Code of Ethics that applies to all Invesco Funds’ trustees and officers, and employees of the Adviser, the Sub-Adviser and their affiliates, and governs, among other things, the personal trading activities of all such persons.  Unless specifically noted, the Sub-Adviser’s Code of Ethics does not materially differ from Invesco Code of Ethics discussed below.  The Code of Ethics is intended to address conflicts of interest with the Fund that may arise from personal trading, including personal trading in most of the Invesco Funds.  Personal trading, including personal trading involving securities that may be purchased or held by an Invesco Fund, is permitted under the Code subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.  These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090 or 800-732-0330. These Codes of Ethics are available on the EDGAR Database on the SEC’s Web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Management of Wholly Owned Subsidiary

The Fund will gain exposure to privately offered real estate equity by investing up to 25% of its total assets in a wholly owned, limited or private REIT (“REIT Subsidiary”) managed by the Adviser which, in turn, will hold property through wholly owned special purpose companies.  The investments in real estate through the REIT Subsidiary’s wholly owned special purpose companies may include fee simple, leasehold ownership or a partnership interest in property. The REIT Subsidiary’s special purpose companies will typically invest in existing, substantially leased (typically 70% or greater occupancy at the time of investment) income-producing properties located in metropolitan areas that exhibit reasonable economic diversification, such as office buildings, retail space, multifamily properties, hotels, nursing homes, hospitals, agricultural property, and industrial and warehouse properties.  Targeted properties will typically demonstrate predictable and stable income flows, and have quality construction and design features.

The REIT Subsidiary is organized as a Delaware limited liability company that is qualified as a REIT for federal income tax purposes. The REIT Subsidiary is wholly owned by the Fund and is ultimately under the complete control of the Fund. The REIT Subsidiary is a “wholly owned subsidiary” of the Fund as defined in the Investment Company Act (i.e., the Fund owns 95% or more of the REIT Subsidiary’s outstanding voting securities).  The Fund will hold all of the common voting units of the REIT Subsidiary.

A REIT is not subject to entity-level tax on the income and gain it distributes to shareholders. In order to qualify as a REIT under the IRC, the REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership.  In particular, not more than 50% of the value of the REIT Subsidiary’s outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals or certain specified entities during the last half of any calendar year (the “50% Test”), and the REIT Subsidiary’s shares must be held by a minimum of 100 persons during at least 335 days in each taxable year subsequent to the first taxable year for which the REIT Subsidiary’s qualification as a REIT is effective (the “100-shareholder test”).

For purposes of the 50% Test, the REIT Subsidiary will “look through” to the beneficial owners of the Fund’s shares.  Accordingly, if five or fewer individuals or certain specified entities during the last half of any calendar year own, directly or indirectly, more than 50% of the REIT Subsidiary’s shares through the Fund, then the REIT Subsidiary’s qualification as a REIT could be jeopardized. The provisions of the Investment Company Act, such as those pertaining to a closed-end fund’s purchase of its own shares, do not allow the Fund to maintain the kind of shareholder ownership limitations that are commonly used by REITs to ensure compliance with the 50% Test.  The Adviser, through procedures it has adopted, will monitor the REIT Subsidiary’s compliance with the 50% Test by regularly reviewing, among other things, ownership filings required by the federal securities laws to monitor the beneficial ownership of the REIT Subsidiary’s shares. However, the Adviser may not have the information necessary for it to ascertain with certainty whether or not the  REIT Subsidiary satisfies the 50% Test.

In order to meet the 100-shareholder test under the IRC, the REIT Subsidiary will have approximately 100 to 125 preferred shareholders who will be “accredited investors” as defined in Regulation D of the Securities Act and will be “qualified purchasers” for purposes of the Investment Company Act and the rules and regulations promulgated thereunder.  The preferred shareholders will be unaffiliated with Invesco, and private placement, administrative, distribution and reporting services with respect to the preferred shareholders will be provided by a third party firm.  The REIT Subsidiary’s preferred shareholders will have priority in the payment of dividends on their preferred shares at the established rate.  As such, dividend payments to the REIT Subsidiary’s preferred shareholders, along with any other expenses of the REIT Subsidiary, may reduce the amount of income payable by the REIT Subsidiary to the Fund.  The REIT Subsidiary’s preferred shares are not convertible or mandatorily redeemable and any exercisable rights would generally only arise in an event of default.

Information regarding the directors and officers of the REIT Subsidiary is provided in the table below. The address of each director and each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth, Position Held with the REIT Subsidiary	Director and/or Officer Since	Principal Occupation(s) During Past 5 Years

As with the Fund, the Adviser serves as investment adviser to the REIT Subsidiary pursuant to an investment advisory agreement with the REIT Subsidiary. The Adviser will not receive a fee for managing the REIT Subsidiary, though the Fund will indirectly incur the REIT Subsidiary’s operating expenses.

The books and records of the REIT Subsidiary will be maintained by the Adviser.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more broker-dealers, including affiliated and third-party broker-dealers, to execute the trades, and negotiating commissions and spreads. Various Invesco Ltd. subsidiaries have created a global equity trading desk. The global equity trading desk has assigned local traders in six primary trading centers to place equity securities trades in their regions. The Adviser’s Americas desk, located in Atlanta, Houston and Toronto, generally places trades of equity securities trading in North America, Canada and Latin America; the Hong Kong desk of Invesco Hong Kong Limited (the Hong Kong Desk) generally places trades of equity securities in the Asia-Pacific markets, except Japan; the Japan trading desk of Invesco Asset Management (Japan) Limited generally places trades of equity securities in the Japanese markets; and the London trading desk of Invesco Global Investment Funds Limited (the London Desk) generally places trades of equity securities in European, Middle Eastern and African countries; the Australia desk, located in Sydney and Melbourne, for the execution of orders of equity securities trading in the Australian and New Zealand markets and the Taipei desk, located in Taipei, for the execution of orders of securities trading in the Chinese market. The Adviser and the Sub-Adviser use the global equity trading desk to place equity trades. The trading procedures for the global trading desks are similar in all material respects.

References in the language below to actions by Invesco Advisers, Inc. or the Sub-Adviser making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Hong Kong Desk, and the London Desk. Even when trading is delegated by Invesco or the Sub-Adviser to the various arms of the global equity trading desk, Invesco or the Sub-Adviser is responsible for oversight of this trading activity.

The Adviser or the Sub-Adviser make decisions to buy and sell securities for the Fund, selects broker-dealers (each, a Broker), effects the Fund’s investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. The Adviser’s and the Sub-Adviser’s primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While the Adviser or the Sub-Adviser seek reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See “Broker Selection” below.

Some of the securities in which the Fund invest are traded in OTC markets. Portfolio transactions in such markets may be affected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

Historically, Invesco and the Sub-Adviser did not negotiate commission rates on stock markets outside the United States. In recent years many overseas stock markets have adopted a system of negotiated rates; however, a number of markets maintain an established schedule of minimum commission rates.

In some cases, Invesco may decide to place trades on a “blind principal bid” basis, which involves combining all trades for one or more portfolios into a single basket, and generating a description of the characteristics of the basket for provision to potential executing brokers. Based on the trade characteristics information provided by Invesco, these brokers submit bids for executing all of the required trades at the market close price for a specific commission. Invesco generally selects the broker with the lowest bid to execute these trades.

Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act.

Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

Commissions

The Fund may engage in certain principal and agency transactions with banks and its affiliates that own 5% or more of the outstanding voting securities of an Invesco Fund, provided the conditions of an exemptive order received by the Invesco Funds from the SEC are met.  In addition, the Fund may purchase or sell a security from or to certain other Invesco Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Fund follow procedures adopted by the Boards of the various Invesco Funds, including the Fund.  These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Broker Selection

The Adviser’s primary consideration in selecting Brokers to execute portfolio transactions for an Invesco Fund is to obtain best execution.  In selecting a Broker to execute a portfolio transaction in equity securities for the Fund, the Adviser considers the full range and quality of a Broker’s services, including the value of research and/or brokerage services provided, execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness.  The Adviser’s primary consideration when selecting a Broker to execute a portfolio transaction in debt securities for the Fund is the Broker’s ability to deliver or sell the relevant debt securities; however, the Adviser will also consider the various factors listed above.  In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund.  The Adviser will not select Brokers based upon their promotion or sale of Fund shares.

In choosing Brokers to execute portfolio transactions for the Fund, the Adviser may select Brokers that provide brokerage and/or research services (Soft Dollar Products) to the Invesco Funds and/or the other accounts over which the Adviser and its affiliates have investment discretion.  Section 28(e) of the Securities Exchange Act of 1934 (“Exchange Act”) provides that the Adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available.  Under Section 28(e)(1), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [the Adviser’s] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.”  The services provided by the Broker also must lawfully and appropriately assist the Adviser in the performance of its investment decision-making responsibilities.  Accordingly, the Fund may pay a Broker commissions higher than those available from another Broker in recognition of the Broker’s provision of Soft Dollar Products to the Adviser.

The Adviser faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products.  This conflict exists because the Adviser is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by Brokers.  Section 28(e) permits the Adviser to use Soft Dollar Products for the benefit of any account it manages.  Certain Invesco-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Advisers, Inc.-managed accounts, effectively cross subsidizing the other Invesco-managed accounts that benefit directly from the product.  The Adviser may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser presently engages in the following instances of cross-subsidization:

Smaller Invesco Funds that do not generate significant soft dollar commissions may be cross-subsidized by the larger equity Invesco Funds in that the smaller equity Funds receive the benefit of Soft Dollar Products for which they do not pay.  Certain other accounts managed by the Adviser or certain of its affiliates may benefit from Soft Dollar Products services for which they do not pay.

The Adviser attempts to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if the Adviser concludes that the Broker supplying the product is capable of providing best execution.

Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars.  The Adviser uses soft dollars to purchase two types of Soft Dollar Products:

•	proprietary research created by the Broker executing the trade, and
•	other products created by third parties that are supplied to the Adviser through the Broker executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms.  This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance.  The Adviser periodically rates the quality of proprietary research produced by various Brokers.  Based on the evaluation of the quality of information that the Adviser receives from each Broker, the Adviser develops an estimate of each Broker’s share of the Adviser clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.

The Adviser also uses soft dollars to acquire products from third parties that are supplied to the Adviser through Brokers executing the trades or other Brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade.  The Adviser may from time to time instruct the executing Broker to allocate or “step out” a portion of a transaction to another Broker.  The Broker to which the Adviser have “stepped out” would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been “stepped out.”  Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

Soft Dollar Products received from Brokers supplement the Adviser’s own research (and the research of certain of its affiliates), and may include the following types of products and services:

•
Database Services – comprehensive databases containing current and/or historical information on companies and industries and indices.  Examples include historical securities prices, earnings estimates and financial data.  These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•
Quotation/Trading/News Systems – products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

•	Economic Data/Forecasting Tools – various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.
•	Quantitative/Technical Analysis – software tools that assist in quantitative and technical analysis of investment data.
•	Fundamental/Industry Analysis – industry specific fundamental investment research.
•
Other Specialized Tools – other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion.  The Adviser will allocate brokerage commissions to Brokers only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

Outside research assistance is useful to the Adviser because the Brokers used by the Adviser tend to provide more in-depth analysis of a broader universe of securities and other matters than the Adviser’s staff follow.  In addition, such services provide the Adviser with a diverse perspective on financial markets.  Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s clients, including the Fund.  However, the Fund is not under any obligation to deal with any Broker in the execution of transactions in portfolio securities.  In some cases, Soft Dollar Products are available only from the Broker providing them.  In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments.  The Adviser believes that because Broker research supplements rather than replaces the Adviser’s research, the receipt of such research tends to improve the quality of the Adviser’s investment advice.  The advisory fee paid by the Fund is not reduced because the Adviser receives such services.  To the extent the Fund’s portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Fund might exceed those that might otherwise have been paid.

The Adviser may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Fund) over a certain time period.  The Adviser determines target levels based upon the following factors, among others:  (1) the execution services provided by the Broker; and (2) the research services provided by the Broker.  Portfolio transactions may be effected through Brokers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund’s shares for their clients, provided that the Adviser believes such Brokers provide best execution and such transactions are executed in compliance with the Adviser’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco Fund shares.  The Adviser will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

Allocation of Initial Public Offering (“IPO”) Transactions

Certain of the Invesco Funds or other accounts managed by the Adviser may become interested in participating in IPOs. Purchases of IPOs by one Invesco Fund or other accounts may also be considered for purchase by one or more other Invesco Funds or accounts.  The Adviser combines indications of interest for IPOs for all Invesco Funds and accounts participating in purchase transactions for that IPO.  When the full amount of all IPO orders for such Invesco Funds and accounts cannot be filled completely, the Adviser shall allocate such transactions in accordance with the following procedures:

The Adviser may determine the eligibility of each Invesco Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the Invesco Fund’s or account’s investment objective, policies, strategies and current holdings.  The Adviser will allocate securities issued in IPOs to eligible Invesco Funds and accounts on a pro rata basis based on order size.

The Sub-Adviser allocates IPOs on a pro rata basis based on account size or in such other manner believed by the Sub-Adviser to be fair and equitable.

DESCRIPTION OF SHARES

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.  The prospectus contains a detailed discussion of the Common Shares.

Preferred Shares

The Agreement and Declaration of Trust provides that the Board may authorize and issue preferred shares with rights as determined by the Board, by action of the Board without the approval of the holders of the Common Shares.  Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued.  Whenever preferred shares are outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met.  Currently, the Fund has no intention to issue preferred shares within 12 months from the date of this Statement of Additional Information, but circumstances may arise after that period that may lead the Fund to issue preferred shares.

Other Shares

The Board (subject to applicable law and the terms of the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either Common Shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board see fit.  The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares and preferred shares, if any.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares.  Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.  Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company.  The Board may decide not to take any of these actions.  In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). In addition, the Fund may not undertake a share repurchase or tender offer of its Common Shares unless, at the time of such share repurchase or tender offer, the value of the Fund’s total assets, less liabilities other than the borrowings, is at least 300% of such principal amount.  Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer.  Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income.  Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange (“NYSE”), or (b) impair the Fund’s status as a RIC under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, excluding the current hostilities in Iraq and Afghanistan, to the extent these hostilities do not materially escalate, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.  The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding.  However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio.  Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations.  Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is a general summary of certain additional tax considerations of investing, holding and disposing of Common Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors (including common shareholders with large positions in the Fund). No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

                      This “Tax Matters” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

           This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a RIC. In order to qualify for treatment as a RIC, the Fund must satisfy the following requirements:

•
Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•
Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•
Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income

Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

           Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions — Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Foreign Shareholders — U.S. withholding tax at the source” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see, “Taxation of Fund Distributions — Capital gain dividends” below). A “qualified late year loss” includes:

           (i)           any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (post-October losses), and

           (ii)           the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

           The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims.  Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims.  Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. None or only a small portion of the dividends paid by the Fund will qualify for the dividends received deduction in the case of corporate shareholders or as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.

Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% (20% for certain high income taxpayers) or 25% depending on the nature of the capital gain. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs.  See “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs.”

Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.  The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund.  Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions—Securities lending” below.

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

Medicare tax. The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.  Net investment income does not include exempt-interest dividends.

Reporting to Shareholders. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS. The IRS’s position in a published revenue ruling indicates that the Fund is required to report distributions paid with respect to its Common Shares and its Preferred Shares, if any, as consisting of a portion of each type of income distributed by such Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund intends to report dividends paid as ordinary income dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of Preferred Shares, if any, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends will similarly be allocated between the two classes. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income, consistent with the objectives of the Fund and any requirements with respect to any Preferred Shares.

If the Fund utilizes leverage through the issuance of Preferred Shares or borrowing, the Fund may not be allowed to declare a cash dividend or other distribution on its Common Shares. This inability to declare distributions may prevent the Fund from distributing at least an amount equal to the sum of 90% of the sum of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt interest, and may therefore jeopardize the Fund’s qualification for taxation as a RIC or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including net capital gain) (as described above), or both. Although the Fund may redeem Preferred Shares, if any, in order to avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC, there can be no assurance that any such redemption would achieve such objectives.

Investment in the REIT Subsidiary  The Fund will gain exposure to privately offered real estate equity by investing in the REIT Subsidiary.

Distribution requirement. The Fund intends to distribute any income paid by the REIT Subsidiary each year in satisfaction of the Fund’s Distribution Requirement. Because of certain noncash expenses, such as property depreciation, the REIT Subsidiary’s cash flow may exceed its taxable income. The REIT Subsidiary, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  See “Tax Treatment of Portfolio Transactions—Investment in U.S. REITs” with respect to certain other tax aspects of investing in U.S. REITs. Dividends payable by the REIT Subsidiary to the Fund and, in turn, by the Fund to its shareholders, generally are not qualified dividends eligible for the reduced rates of tax.

Taxation of the REIT Subsidiary. The REIT Subsidiary will elect to be treated as a REIT for U.S. federal income tax purposes. In order to qualify as a REIT under the IRC, the REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership.  A REIT is not subject to entity-level tax on the income and gain it distributes to shareholders.  However, even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain U.S. federal, state and local taxes on its income and assets, including taxes on any undistributed income, taxes on income from some activities conducted as a result of a foreclosure, and state or local income, franchise, property and transfer taxes, including mortgage recording taxes.  In order to qualify as a REIT under the IRC, the REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership. Distributions to the Fund will generally constitute dividend income to the extent of the REIT Subsidiary’s current and accumulated earnings and profits, as calculated for federal income tax purposes.

           There can be no assurance that the REIT Subsidiary’s qualification as a REIT for federal income tax purposes can be continued.  Failure to so qualify would have a negative impact on the REIT Subsidiary’s and, in turn, the Fund’s income and performance, and such a negative impact could be substantial.  Additionally, there may be an immediate negative impact on the REIT Subsidiary’s and, in turn, the Fund’s net asset value at the time of any such failure if the REIT Subsidiary is required to record a deferred tax expense as described below.  If the REIT Subsidiary fails to qualify as a REIT, although the Fund will take reasonable steps to bring the REIT Subsidiary back into compliance with the REIT qualification requirements, provided that the board of directors of the REIT Subsidiary has not determined that it is no longer in the best interests of the REIT Subsidiary to continue to qualify as a REIT, there can be no assurance that the Fund will be able to do so.  Subject to savings provisions for certain inadvertent failures to satisfy certain requirements noted above, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the REIT Subsidiary will not qualify as a REIT in any given tax year. Even if such savings provisions apply, the REIT Subsidiary may be subject to a monetary sanction or tax of $50,000 or more. If the REIT Subsidiary fails to qualify as a REIT in any taxable year and no savings provision applies, the REIT Subsidiary will be subject to U.S. federal, state and local taxes, including any applicable alternative minimum tax, on its taxable income at regular corporate rates.  Further, if the REIT Subsidiary fails to qualify as a REIT, the REIT Subsidiary’s net asset value will include a deferred tax expense or asset, which will, in turn, be reflected in the  net asset value of the Fund.  The REIT Subsidiary’s deferred tax expense or asset is based on estimates that could vary dramatically from the REIT Subsidiary’s actual tax liability/benefit and, therefore, could have a material impact on the REIT Subsidiary’s net asset value, and in turn, the net asset value of the Fund.

           Unless entitled to relief under specific statutory provisions, the REIT Subsidiary is not eligible to make a new REIT election prior to the fifth taxable year which begins after the first taxable year for which such termination of REIT status is effective. Prior to the close of the first taxable year for which a new REIT election is effective, the REIT Subsidiary must distribute to the Fund all of its earnings and profits accumulated in an non-REIT taxable year and the Fund, in turn, would distribute any such earnings to its shareholders.  It is not possible to state whether in all circumstances the REIT Subsidiary would be entitled to such statutory relief or whether the REIT Subsidiary could cure any failure to satisfy the 50% Test (as defined below) in order to again qualify for taxation as a REIT.  Additionally, any net built-in gains on the assets held by the REIT Subsidiary at the date the REIT election again becomes effective is subject to corporate level tax if such gain is recognized during the 10-year period following the new REIT election (“net recognized built-in gains”).  Net recognized built-in gains include any recognized built-in gains (i.e. the excess of the fair market value of the REIT Subsidiary’s assets over its adjusted tax basis at the time of the REIT election) and any recognized built-in losses (i.e. the adjusted tax basis of the REIT Subsidiary’s assets over the fair market value of such assets at the time of the REIT election).  Such net recognized built-in gains are included in REIT taxable income and/or net capital gains but the amount required to be distributed by the REIT Subsidiary to the Fund, and, in turn, by the Fund to shareholders is reduced by any corporate level tax paid by the REIT Subsidiary.  However, these built-in gain rules will not apply to the REIT Subsidiary upon re-electing REIT status if the REIT Subsidiary was subject to tax at regular corporate rates for a period not exceeding two taxable years, and, immediately prior to being subject to tax at regular corporate rates, was subject to tax as a REIT for a period of at least one taxable year.

           Constructive Ownership of the REIT Subsidiary; Written Statements from Shareholders.  Under Subchapter M of the Code, the REIT Subsidiary may not be “closely held,” i.e., the REIT Subsidiary must not be classified as a “personal holding company.”  A REIT will not be considered a personal holding company if, at any time during the last half of the taxable year, not more than 50% of the value of the REIT Subsidiary’s outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals or certain specified entities during the last half of any calendar year (the “50% Test”).  If a REIT fails to satisfy the 50% Test, it will nevertheless be treated as satisfying the 50% Test for a taxable year in which it (i) maintains records of the maximum number of shares actually or constructively owned by each of the owners of the REIT, and (ii) does not know, or exercising reasonable diligence would not have known, whether it failed to meet the not “closely held” requirement.  Under the Code’s constructive ownership rules, the REIT Subsidiary will be constructively owned by the Fund’s shareholders in proportion to their share ownership in the Fund (based on the value of their Fund shares).  Accordingly, whether the REIT Subsidiary is closely held depends upon the ownership of the Fund under the constructive ownership rules.

Under Treasury Regulations, in order to monitor compliance with the share ownership requirements, the REIT Subsidiary is generally required under the IRC to maintain records regarding the actual ownership of its shares. To do so, the Fund on behalf of the REIT Subsidiary intends to demand written statements each year from its record holders disclosing the actual owners holding a “significant percentage” of the REIT Subsidiary’s shares through the Fund. The “actual owners” of the REIT Subsidiary shares held through the Fund are the persons required to include in gross income the dividends paid by the REIT Subsidiary and, in turn, by the Fund.  An actual owner of a “significant percentage” of the REIT Subsidiary’s shares means actual owners of one-half of one percent (0.5%) or more (or such other percentage, between 0.5% and 5%, as provided in the Treasury Regulations). The Fund on behalf of the REIT Subsidiary must maintain a list of those persons failing or refusing to comply with this demand as part of its records.  A holder of the Fund’s shares that fails or refuses to comply with the demand is required by Treasury Regulations to submit a statement with its tax return disclosing the actual ownership of the Fund’s shares and other information.  The Adviser will monitor compliance with the 50% Test by regularly reviewing the beneficial ownership of the REIT Subsidiary’s shares. However, the Adviser may not have the information necessary for it to ascertain with certainty whether or not the REIT Subsidiary satisfies the 50% Test.

Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund will be required to provide shareholders with cost basis information on the redemption of any of the shareholder’s shares in the Fund, subject to certain exceptions for exempt recipients. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012 where the cost basis of the shares is known by the Fund and which are disposed of after that date. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at http://www.Invesco.com/us.

Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.

Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

           Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

           Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund. This section should be read in conjunction with the discussion under “Investment Policies and Techniques” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

                      In general. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

                      Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

                      Investments in debt obligations that are at risk of or in default present tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

                      Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

                      The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

           In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders — U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in privately offered real estate debt.   If the Fund originates a mortgage loan, it will be making loans and will pay all associated costs of making and carrying such loan.  In the event of an impending or actual default and/or foreclosure on any privately offered real estate debt, the debt may be sold or assigned to a wholly owned subsidiary of the Fund.  The wholly owned subsidiary may elect to be treated as a C-corporation (or similar vehicle for tax purposes), subjecting the subsidiary to federal, state, and local income tax.  Such election may have negative tax implications for Fund shareholders and may reduce the Fund’s return on its investment.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  However, it is unlikely that these rules will apply to the REIT Subsidiary which intends to make investments in real estate.

Investments in partnerships and qualified publicly traded partnerships (QPTP). For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.  While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualification as a RIC.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund — Qualification as a RIC.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this SAI, the IRS has suspended the issuance of any further private letter rulings pending a review of its position. In addition, the Fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the Fund must continue to satisfy to maintain its status as a RIC. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.  If the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a RIC.  In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of the Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders — Tax certification and backup withholding.”

Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source.  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:

•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;
•
capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•
with respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gains dividends.  After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid.  Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply) or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on sale of shares in a QIE other than one that is a domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at a rate of as high as 35% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE.  If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions with respect to such holders to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return.  In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”  These rules generally apply to dividends paid by the Fund before January 1, 2014 (unless such provision is extended or made permanent).  After such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund is classified as a QIE.

Income effectively connected with a U.S. trade or business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.  For a corporate non-U.S. shareholder, ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Tax certification and backup withholding.  Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.  Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (FATCA). Under FATCA, foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2016. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company.  The Adviser is currently the sole shareholder of the Fund, and therefore a control person.  However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is responsible for auditing the financial statements of the Fund.  The Audit Committee of the Board has appointed, and the Board has ratified and approved, PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the financial statements of the Fund.

CUSTODIAN

State Street Bank and Trust Company (the “Custodian”) is custodian of all securities and cash of the Fund.  The principal business address of the Custodian is One Lincoln Street, Boston, Massachusetts 02111.

The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.  The Adviser is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities’ depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

Under its contract with the Fund, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Fund and performs other ministerial duties.  These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare, Inc. and Computershare Trust Company, N.A. (together, the “Transfer Agent”) will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares.  The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto.  For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement.  Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A
RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch.

Moody’s Long-Term Debt Ratings

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Prime Rating System

P-1
Issuers  (or  supporting  institutions)  rated  Prime-1  have  a  superior  ability  to  repay  short-term  debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers  (or  supporting  institutions)  rated  Prime-3  have  an  acceptable  ability  to  repay  short-term obligations.

NP (Not Prime)
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Moody’s MIG/VMIG US Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade.  These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG
1.

MIG ratings expire at note maturity.  By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality.  Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This  designation  denotes  acceptable  credit  quality.  Liquidity  and  cash  flow protection may be narrow and market access for refinancing is likely to be less well established.

SG:           This  designation  denotes  speculative-grade  credit  quality.  Debt  instruments  in  this category may lack sufficient margins of protection.

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate  recovery  in  the  event  of  default.  Junior  obligations  are  typically  rated  lower  than  senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters.   However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will  likely  have  some  quality  and  protective  characteristics,  these  may  be  outweighed  by  large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Standard & Poor’s Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

An obligor rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Standard & Poor’s Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’).  With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’)

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold or sell any securities or make any investment decisions.  Standard & Poor’s assumes no obligation to update any information following publication.  Users of ratings and credit related opinions should not rely on them in making any investment decision.  Standard & Poor’s opinions and analysis do not address the suitability of any security.  Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor.   While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Fitch Credit Rating Scales

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial,  bank,  insurance,  municipal  and  other  public  finance  entities  and  the  securities  or  other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The  terms  “investment  grade”  and  “speculative  grade”  have  established  themselves  over  time  as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Fitch Long-Term Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs).  IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA: Highest credit quality.
‘AAA’  ratings  denote  the  lowest  expectation  of  default  risk.  They  are  assigned  only  in  cases  of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments  are  currently  being  met;  however,  capacity  for  continued  payment  is  vulnerable  to deterioration in the business and economic environment.

CCC: Substantial credit risk.
Default is a real possibility.

CC: Very high levels of credit risk.
Default of some kind appears probable.

C: Exceptionally high levels of credit risk
Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’
category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration,  receivership,  liquidation  or  other  formal  winding-up  procedure,  and  which  has  not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a coercive debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non- payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Fitch Short-Term Rating Scales

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to
13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:           Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added
“+” to denote any exceptionally strong credit feature.

F2:           Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.

F3:           Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.

B:           Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:           High short-term default risk.
Default is a real possibility.

RD:           Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D:           Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

[TO BE INSERTED]

B-1

APPENDIX C
PORTFOLIO MANAGERS

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

The Adviser’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which the Adviser or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals.  The following chart reflects the portfolio managers’ investments in the Fund.  The chart also reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following information is as of [June 30, 2013]:

Portfolio Manager	Dollar Range of Investments in the Fund1	Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)
		Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco Total Property Market Income Fund
Joe Rodriguez, Jr.
Mark Blackburn
Paul Curbo
Darin Turner

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account.  More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.  The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

➢
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts.  To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

1This column reflects investments in the Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Exchange Act).  A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

➢
The Adviser determines which broker to use to execute each order for securities transactions for the Fund, consistent with its duty to seek best execution of the transaction.  However, for certain other accounts (such as mutual funds for which the Adviser or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢
Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and the Sub-Adviser

The Adviser and the Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals.  Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity.  Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance.  The Adviser and the Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.  Each portfolio manager’s compensation consists of the following three elements:

Base Salary.  Each portfolio manager is paid a base salary.  In setting the base salary, the Adviser and the Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus.  The portfolio managers are eligible, along with other employees of the Adviser and the Sub-Adviser, to participate in a discretionary year-end bonus pool.  The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers.  The Compensation Committee considers investment performance and financial results in its review.  In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e,. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Fund/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Adviser/Sub-Adviser	Performance time period2
Invesco Advisers, Inc.	One-, Three- and Five-year performance against Fund peer group.
Invesco Asset Management Limited	One-, Three- and Five-year performance against Fund peer group.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all.  These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

           Portfolio managers also participate in benefit plans and programs available generally to all employees.

2 Rolling time periods based on calendar year-end.

INVESCO TOTAL PROPERTY MARKET INCOME FUND
PART C – OTHER INFORMATION

ITEM 25. Financial Statements and Exhibits

(1) Financial Statements

Part A	None

Part B
The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by Pre-Effective Amendment to the Registration Statement.

(2) Exhibits:

(a)(1)	Certificate of Trust of the Registrant, dated June 21, 2011.(1)
(a)(2)	Agreement and Declaration of Trust of the Registrant, dated June 18, 2011.(1)
(a)(3)	Amended and Restated Agreement and Declaration of Trust dated September 14, 2011. (2)
(b)	By-Laws of the Registrant.(1)
(c)	Not applicable.
(d)	Not applicable.
(e)	Form of Dividend Reinvestment Plan.(3)
(f)	Not applicable.
(g)(1) (g)(2)	Form of Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc.(3) Form of Investment Sub-Advisory Agreement (3)
(h)(1)	Form of Underwriting Agreement.(3)
(h)(2)	Form of Master Agreement Among Underwriters.(3)
(h)(3)	Form of Standard Dealer Agreement.(3)
(h)(4) (i)	Form of Structuring Fee Agreement(3) Not applicable.
(j)	Form of Master Custodian Agreement.(3)
(k)(1)	Form of Transfer Agency and Services Agreement.(3)
(k)(2)	Form of Master Administrative Services Agreement.(3)
(l)	Opinion and Consent of Counsel (Stradley, Ronon, Stevens & Young, LLP).(3)
(m)	Not applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm.(3)
(n)(2) (o)	Powers of Attorney(3) Not applicable.
(p)	Form of Initial Subscription Agreement.(3)
(q)	Not applicable.
(r)	Code of Ethics.(3)

(1) (2) (3)
Incorporated herein by reference to Registrant's Registration Statement on Form N-2 (File Nos. 333-175802 and 811-22577) filed with the Securities and Exchange Commission on July 26, 2011.
Filed herewith.
To be filed by amendment.

ITEM 26. Marketing Arrangements

The information contained under the heading “Dividend Reinvestment Plan” on page 65 of the Prospectus is incorporated by reference.

Reference is made to the Form of Underwriting Agreement for the Registrant’s shares of beneficial interest, Form of Structuring Fee Agreement with [      ] filed with this registration statement.

ITEM 27. Other Expenses of Issuance and Distribution

        The following table shows the estimated fees and expenses to be incurred by the Registrant in connection with the sale and distribution of the securities being registered hereby. All amounts except the SEC registration fee and the Financial Industry Regulatory Authority, Inc. filing fee are estimates.

Securities and Exchange Commission registration fee	$	*
New York Stock Exchange listing fees		*
Financial Industry Regulatory Authority fees		*
Printing and engraving expenses		*
Accounting fees and expenses		*
Legal fees and expenses		*
Blue Sky filing fees and expenses		*
Transfer agency fees
Miscellaneous		*

Total		*

*    To be furnished by amendment.

ITEM 28. Persons Controlled by or Under Common Control with Registrant.

None.

ITEM 29. Number of Holders of Securities as of [          ], 2013.

Title of Class	Number of Record Holders
Common shares, without par value	None

ITEM 30. Indemnification.

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides:

Section 8.1                      Limitation of Liability.  A Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer of the Trust; provided, however, that nothing contained herein shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office with the Trust.

Section 8.2                      Indemnification of Covered Persons.  Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

Section 8.3                      Insurance.  To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a

Covered Person in connection with any proceeding in which such Covered Person becomes involved by virtue of such Covered Person’s actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Covered Person against such liability.

Section 8.4                      Indemnification of Shareholders.  In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder of the Trust and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the Trust’s assets, to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law.  The Trust, on its own behalf, shall upon request by the Shareholder, assume the defense of any such claim made against the Shareholder for any act or obligation of the Trust.

Section 8.5                      Indemnification of the Trust.   Except to the extent expressly set forth in the Governing Instrument, each Shareholder will be liable to the Trust for, and indemnify and hold harmless the Trust (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys’ and other professional fees, whether third party or internal, arising from any action against the Trust in which such Shareholder is not the prevailing party, and shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of the Trust’s highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment.  The Trust is hereby permitted to redeem or repurchase Shares of any Shareholder liable to the Trust under this Section 8.5 at a value determined by the Board of Trustees in accordance with the 1940 Act and other applicable law, and to set off against and retain any distributions otherwise payable to any Shareholder liable to the Trust under this Section 8.5, in payment of amounts due hereunder.

ITEM 31. Business and Other Connections of Investment Adviser

The only employment of a substantial nature of the Adviser’s directors and officers is with the Advisers and its affiliated companies.  For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Ltd. (the “Sub-Adviser”), reference is made to Form ADV filed under the Investment Advisers Act of 1940 by the Sub-Adviser herein incorporated by reference.

ITEM 32. Location of Accounts and Records

Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, GA 30309, maintains physical possession of each such account, book or other document of the Registrant at the Registrant’s principal executive offices, 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, except for those relating to certain transactions in portfolio securities that are maintained by the Registrant’s Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, and except for those maintained by the Registrant’s Dividend Paying Agent, Transfer Agent and Registrar, Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

Records may also be maintained at the offices of:

Invesco Asset Management Limited
30 Finsbury Square
London, United Kingdom
EC2A 1AG

ITEM 33. Management Services

Not applicable.

ITEM 34. Undertakings

The REIT Subsidiary undertakes that it will maintain a set of its books and records at an office located within the U.S., and the SEC and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder.

The REIT Subsidiary undertakes that it will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court and that it will consent to the jurisdiction of the United States courts and the SEC over it.

        (1)   Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        (2)   Not applicable.

        (3)   Not applicable.

        (4)   Not applicable.

        (5)   Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant Rule 497(h) shall be deemed to be a part of the Registration Statement as of the time it was declared effective.

        Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

        (6)   Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and the State of Texas on the 6th day of September, 2013.

INVESCO TOTAL PROPERTY MARKET INCOME FUND

By:	/s/ John M. Zerr
John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures		Title	Date

(1) Principal Executive Officer

By	/s/ Philip A. Taylor*	President and Principal	September 6, 2013
	Philip A. Taylor	Executive Officer

(2)	Principal Financial Officer

By	/s/ Sheri Morris	Treasurer and Principal	September 6, 2013
	Sheri Morris	Financial Officer

(3)	Trustees

	/s/ Philip A. Taylor*	Trustee	September 6, 2013
Philip A. Taylor

	/s/ David C. Arch*	Trustee	September 6, 2013
David C. Arch

	/s/ Frank S. Bayley*	Trustee	September 6, 2013
Frank S. Bayley

	/s/ James T. Bunch*	Trustee	September 6, 2013
James T. Bunch

	/s/ Bruce L. Crockett*	Chair and Trustee	September 6, 2013
Bruce L. Crockett

	/s/ Rodney Dammeyer*	Trustee	September 6, 2013
Rodney Dammeyer

	/s/ Albert R. Dowden*	Trustee	September 6, 2013
Albert R. Dowden

	/s/ Jack M. Fields*	Trustee	September 6, 2013
Jack M. Fields

	/s/ Martin L. Flanagan*	Trustee	September 6, 2013
Martin L. Flanagan

	/s/ Prema Mathai-Davis*	Trustee	September 6, 2013
Prema Mathai-Davis

	/s/ Larry Soll*	Trustee	September 6, 2013
Larry Soll

	/s/ Hugo F. Sonnenschein*	Trustee	September 6, 2013
Hugo F. Sonnenschein

	/s/ Raymond Stickel, Jr.*	Trustee	September 6, 2013
Raymond Stickel, Jr.

	/s/ Wayne W. Whalen*	Trustee	September 6, 2013
Wayne W. Whalen

By:     /s/ John M. Zerr
John M. Zerr
Attorney-in-Fact

* John M. Zerr, pursuant to powers of attorney.

INVESCO TOTAL PROPERTY MARKET INCOME FUND

Exhibit Index

Exhibit No.	Exhibit Name

(a)(3)	Amended and Restated Agreement and Declaration of Trust dated September 14, 2011.